UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04138

Allmerica Investment Trust

(Name of Registrant)

440 Lincoln Street

Worcester, Massachusetts 01653

(Address of Principal Executive Offices)

Sheila B. St. Hilaire, Trust Secretary

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (508) 855-1000

Date of Fiscal Year End: December 31

Date of Reporting Period: June 30, 2005

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Allmerica Investment Trust

Semi-Annual Report

June 30, 2005

Allmerica Investment Trust - Money Market Fund

Semi-Annual Report

June 30, 2005

Allmerica Financial

June 30, 2005

Semi-Annual Report

Allmerica Investment Trust

AIT

2005

ALLMERICA FINANCIAL®

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.

A Letter from the Chairman

Dear Client:

Global economies generally struggled to advance during the first half of 2005. During the period, the Paris-based Organization for Economic Cooperation and Development (OECD) lowered its forecast for 2005 global economic growth to 2.6% from 2.9%. Unemployment remained high in much of the European Union, especially in France and Germany. The OECD reduced its 2005 growth forecast for Europe to 1.2% from an already low 1.9%. Still, the major European stock markets appeared to ignore the economic news as France’s CAC 40 index gained more than 10.0%, Germany’s Xetra DAX index rose almost 8.0% and Britain’s FTSE 100 index was higher by over 6.0%. Japan’s economy also strained to expand, as slowing exports and high oil prices took their toll. The Nikkei Stock Average managed a gain of about 1.0% for the first half of the year, while the OECD reduced Japan’s forecast for full year economic growth to 1.5% from 1.9%. China’s economy continued to expand during the first half of 2005, solidifying its position as an emerging engine of global economic growth. For the period, the MSCI EAFE Index was down 0.85%.

The United States economy continued to perform well during the first half of 2005. GDP grew at an annualized rate of 3.8% in the first quarter and the OECD forecast for full year economic growth was raised to 3.6% from 3.3%. Job creation was sporadic, but high enough to sustain moderate economic growth. Oil prices surged and labor costs edged higher, but many economists continued to view longer-term inflationary pressures as well contained. Consumer confidence reached a three year high, as income and spending continued to improve. The Federal Reserve Board increased interest rates nine times over the last twelve months, moving the target federal funds rate from 1.00% to 3.25%, as of the end of June. Long-term interest rates have stubbornly refused to follow short-term rates higher, however, implying uncertainty about the direction of the economy. Low mortgage rates continued to drive the housing market in most parts of the country. Still, low financing rates were not enough to spur domestic auto sales, as U.S. automakers continued to lose ground to foreign manufacturers. U.S. stock markets were lower during the period, as the S&P 500® Index moved down almost 1.0% and the Nasdaq Composite Index lost over 5.0%. The bond market proved more resilient, as the Lehman Brothers Aggregate Bond Index gained about 2.5%.

In a challenging market for both domestic and international stocks, the S&P 500® Index and the MSCI EAFE Index were negative for the first half of 2005, while the Allmerica Investment Trust stock funds had mixed results. The Select Capital Appreciation Fund gained about 1.6%, while the remaining stock funds had negative returns. The Select Growth Fund and the Select International Equity Fund performed better than their benchmarks. All three fixed income portfolios had positive returns, with the Government Bond Fund and the Money Market Fund each exceeding its benchmark.

On behalf of the Board of Trustees,

John P. Kavanaugh

Chairman of the Board

Allmerica Investment Trust

Select Capital Appreciation Fund

The Select Capital Appreciation Fund returned 1.62% for the first half of 2005, underperforming its benchmark, the Russell Midcap Index, which returned 3.90%.

Most major U.S. stock indexes struggled in the first half of 2005, but mid-cap stocks generated a modest gain. Stock selection and the impact of sector weightings were generally favorable, but the fund’s Consumer Discretionary and Health Care holdings detracted. The Information Technology, Energy and Telecommunications Services sectors aided returns. Strong stock selection in Communications and Electronic Equipment companies were the primary drivers of relative performance. High oil prices provided a tailwind for Energy stocks. As oil companies spent at higher levels, demand for equipment and services increased. Good stock selection and an overweight in oil and gas producers boosted relative performance. Wireless Services were the source of relative strength in the Telecom sector as continued subscriber growth and industry consolidation benefited the fund’s holdings.

The Consumer Discretionary sector lagged due to weakness in household durables, retail and hotels, restaurant and leisure positions. High gas prices continued to hurt lower income consumers, the target of some of the fund’s retail holdings. Most notably, Family Dollar struggled on margin pressure and tough competition from other discount retailers. Health Care positions weighed on relative performance, primarily due to stock selection in pharmaceuticals. Earnings misses led to weakness in the fund’s generic pharmaceutical holdings, and safety concerns over Elan’s multiple sclerosis drug caused the stock to be the largest detractor in the period. An underweight in the strong Health Care Services industry also hampered relative results.

The Investment Sub-Adviser expects companies with consistent earnings and cash flow growth to be rewarded as the economic recovery matures.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in medium sized companies whose earnings are expected to grow at a faster rate than that of the average company.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Capital Appreciation Fund	11.76%	5.68%	11.78%

Russell Midcap Index	17.11%	7.34%	12.90%
Lipper Mid-Cap Growth Funds Average	8.59%	(5.24)%	8.59%

Growth of a $10,000 Investment Since 1995

The Select Capital Appreciation Fund is a portfolio of Allmerica Investment Trust.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Average is a non-weighted average of funds within the mid-cap growth investment objective.

Performance prior to 4/1/98 is that of a prior Sub-Adviser.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select Value Opportunity Fund

The Select Value Opportunity Fund returned (0.18)% for the first half of 2005, underperforming its benchmark, the Russell 2500 Value Index, which returned 3.09%.

Major contributors to performance during the period included Goodrich Corporation, Arris Group, Questar Corporation and St. Joe Company. Shares of Goodrich have benefited from an accelerating demand recovery in the commercial aerospace market, driven by aircraft orders from developing economies such as India and China. Shares of telecom equipment company Arris appreciated significantly, as cable companies accelerated their rollout of VOIP telephone services using Arris’s equipment. Wall Street began to recognize the value in Questar’s exploration and production assets in 2005, as new management focused on the non-regulated side of the business. Shares of The St. Joe Company rose over 20% in the second quarter as the largest landowner in the state of Florida continued to execute its strategy of increasing the value of its landholdings through innovative residential community development.

Detractors from performance included Cytec Industries, Dollar Tree Stores, Acuity Brands, and Manpower. The temporary soft patch in the economy resulted in the underperformance of many cyclical stocks, including Cytec Industries. The older, smaller locations of Dollar Tree Stores dragged down overall results. Acuity Brands, a leading manufacturer of commercial and industrial lighting fixtures and specialty chemicals products, announced an earnings disappointment and a significant acceleration in its restructuring program under the leadership of its new CEO. Manpower was hurt somewhat by mid-cycle deceleration in worldwide economic growth and concerns over currency translation.

Going forward, the Investment Sub-Adviser intends to remain focused on identifying companies who may be skillful stewards of the fund’s capital.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Cramer Rosenthal McGlynn, LLC	Seeks long-term growth of capital by investing primarily in small and mid-sized companies whose securities may be undervalued.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Value Opportunity Fund	11.27%	13.02%	13.38%

Russell 2500 Value Index	17.44%	15.83%	14.69%
Lipper Mid-Cap Value Funds Average	12.77%	13.10%	12.68%

Growth of a $10,000 Investment Since 1995

The Select Value Opportunity Fund is a portfolio of Allmerica Investment Trust.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Average is a non-weighted average of funds within the mid-cap value investment objective.

Performance prior to 1/1/97 is that of a prior Sub-Adviser.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select International Equity Fund

The Select International Equity Fund returned (0.48)% for the first half of 2005, outperforming its benchmark, the MSCI EAFE Index, which returned (0.85)%.

In the Grantham, Mayo, Van Otterloo & Co. LLC portion of the fund, sector selection was positive, largely due to the portfolio’s overweights to the Utilities, Energy and Health Care sectors, and an underweight to the weak Telecommunications sector. Country allocation had a small positive impact. The portfolio benefited from exposure to the Netherlands, Austria and Norway, but was hurt by underweights to France and Switzerland, and an overweight to Japan. Stock selection was strong, particularly in Europe and Japan. Owning shares of European oil companies such as OMV and ENI added value. Canadian Natural Resources, GlaxoSmithKline and Norsk Hydro were positive contributors. On the negative side, positions in Schering, Swisscom and Next hurt performance, as these stocks all suffered in the period.

The advance of the dollar against most major currencies eroded international equity returns during the period. In the J.P. Morgan Investment Management, Inc. portion of the fund, holdings in the United Kingdom underperformed due to their exposure to falling consumer spending. These included retailers, such as Kingfisher, as well as retail banks such as Royal Bank of Scotland. In Hong Kong, an overweight position in HSBC Holdings performed poorly. By contrast, there was strong performance in Italy, where oil company ENI benefited from higher oil prices. Japan also contributed positively due to overweight positions in well-run companies such as Mitsubishi and Nitto Denko.

The Investment Sub-Advisers believe that potential interest rate cuts may prove helpful, but that significant outperformance may rely on good, individual stock selection.

The comments above are based on information provided by the Investment Sub-Advisers for the period indicated.

Investment Sub-Advisers	About the Fund
Grantham, Mayo, Van Otterloo & Co. LLC J.P. Morgan Investment Management Inc.	Seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select International Equity Fund	11.70%	(3.21)%	6.01%

MSCI EAFE Index	14.13%	(0.17)%	5.56%
Lipper International Core Funds Average	13.41%	(1.66)%	6.11%

Growth of a $10,000 Investment Since 1995

The Select International Equity Fund is a portfolio of Allmerica Investment Trust.

Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

The MSCI EAFE Index is an unmanaged capitalization weighted index of European, Australasian and Far Eastern stocks. The Lipper International Core Funds Average is a non-weighted average of funds within the international core investment objective.

Grantham, Mayo, Van Otterloo & Co. LLC and J.P. Morgan Investment Management Inc. became Co-Sub-Advisers of the fund effective October 1, 2004. Performance prior to this date is that of a prior Sub-Adviser.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select Growth Fund

The Select Growth Fund returned (1.42)% for the first half of 2005, outperforming its benchmark, the Russell 1000 Growth Index, which returned (1.72)%.

In the GE Asset Management Incorporated portion of the fund, the primary positive contributors to performance were the Information Technology, Materials, and Energy sectors. Intel, Certegy and Intuit aided performance, as did the fund’s sole Materials holding, Monsanto. In the Energy sector, overweighting the fund’s sole holding, Schlumberger, positively impacted performance. The primary negative contributor to performance was the Consumer Discretionary sector. Interactive Corp reported weaker than expected numbers in their travel business, particularly in Hotels.com, which saw negative year-over-year bookings in the first quarter. Home Depot was weak, while Comcast also negatively impacted performance. In Telecommunications, the fund’s sole holding, Vodafone, lagged the sector return. In the Health Care sector, Amgen, Zimmer, Lincare and Dentsply all negatively impacted performance.

In the Jennison Associates LLC portion of the fund, an overweight to Energy contributed to positive relative returns. Information Technology was the weakest sector in the benchmark, but fund holdings did very well, led by Google and Apple. These positions were offset somewhat by weakness in Communication Equipment companies Qualcomm and Research in Motion. Within Health Care, Genentech, UnitedHealth Group and Wellpoint aided performance, offsetting negative results from some Pharmaceuticals companies. The Consumer Discretionary sector detracted from relative returns, driven by negative returns in eBay. Favorable stock selection in the Financials sector, including Lehman Brothers, aided performance.

The Investment Sub-advisers expect to maintain their growth strategy going forward, continuing to focus on fundamental research and bottom-up stock selection. They believe the aggregate portfolio is well positioned for good performance in this market environment.

The comments above are based on information provided by the Investment Sub-Advisers for the period indicated.

Investment Sub-Advisers	About the Fund
GE Asset Management Incorporated Jennison Associates LLC	Seeks long-term growth of capital by investing primarily in the common stock of companies believed to have long-term growth potential.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Growth Fund	4.24%	(9.27)%	6.12%

Russell 1000 Growth Index	1.70%	(10.35)%	7.40%
Lipper Large-Cap Growth Funds Average	4.12%	(8.18)%	7.62%

Growth of a $10,000 Investment Since 1995

The Select Growth Fund is a portfolio of Allmerica Investment Trust.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Average is a non-weighted average of funds within the large-cap growth investment objective.

GE Asset Management Inc. became a Co-Sub-Adviser of the fund effective April 30, 2004. Jennison Associates LLC became a Co-Sub-Adviser of the fund effective April 18, 2003. Performance prior to these dates is that of prior Sub-Advisers.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Core Equity Fund

The Core Equity Fund returned (0.68)% for the first half of 2005, underperforming its benchmark, the Russell 1000 Index, which returned 0.11%.

In the Goldman Sachs Asset Management, L.P. portion of the fund, Fannie Mae and Freddie Mac detracted from performance due to increased political issues surrounding legislation that Congress is considering, which would strengthen the powers of their regulator. The Energy sector was up strongly during the period, but an underweight to the sector hurt performance. Crown Castle International Corp., a wireless telecommunications tower company, was up during the period, after increasing free cash flow by refinancing its balance sheet. Because the Investment Sub-Adviser believes that the nature of the tower industry ensures transparency in revenue and earnings growth since these businesses are often able to lock their wireless telephony and broadcast customers into long-term contracts, it increased its exposure to the industry with the purchase of American Tower Corp.

Within the UBS Global Asset Management (Americas) Inc. portion of the fund, performance was helped by overweights to medical services, construction & real property and electric utilities. Holding Marathon Oil, Martin Marietta, First Energy and Exelon also aided performance, as did not owning IBM and Verizon. Conversely, performance was hindered by an overweight to railroads and underweights to oil refining, and energy reserves. Holdings in Illinois Tool Works, Costco, Albertsons, Freddie Mac and Masco also detracted from performance, as did not owning Altria. The Investment Sub-Adviser believes that many U.S. companies were provided with an additional earnings boost the last few years on a weak dollar and significant overseas sales, but does not expect that to continue this year.

The comments above are based on information provided by the Investment Sub-Advisers for the period indicated.

Investment Sub-Advisers	About the Fund
Goldman Sachs Asset Management, L.P. UBS Global Asset Management (Americas) Inc.	Seeks long-term growth of capital by investing primarily in common stocks that are believed to represent significant underlying value in relation to current market prices.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Core Equity Fund	7.05%	(4.33)%	7.72%

Russell 1000 Index	7.92%	(1.89)%	10.16%
Lipper Large-Cap Core Funds Average	5.53%	(3.12)%	7.70%

Growth of a $10,000 Investment Since 1995

The Core Equity Fund is a portfolio of Allmerica Investment Trust.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Lipper Large-Cap Core Funds Average is a non-weighted average of funds within the large-cap core investment objective.

Performance prior to May 1, 2002 is that of a prior Sub-Adviser.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Equity Index Fund

The Equity Index Fund returned (1.07)% for the first half of 2005, underperforming its benchmark, the S&P 500® Index, which returned (0.82)%.

After two years of double digit returns in the equity markets, many investors had high expectations going into 2005. Unfortunately, the momentum from 2004 did not last and equities ended the period in the red. The Energy and Health Care sectors were among the best performers. All aspects of the oil industry, including exploration, drilling, and refining had solid double digit gains. The Health Care sector had improved earnings due to increased merger activity over the last five years, improving the market share of companies like UnitedHealth, Wellpoint and Aetna. Among the declining sectors this period were Autos and Airlines. Due to rocketing health care costs and a declining market share, automotive manufacturers Ford and General Motors lost value in the first half of 2005. This poor performance trickled down to the automotive supply sector which had similar year-to-date returns. Airlines also underperformed, as investors grew concerned that spiking oil prices may cause increased operating costs.

Although U.S. economic growth appears to be moderating, the Investment Sub-Adviser believes that there is reason for optimism as we enter the last half of 2005. Annualized GDP came in at a solid 3.8% for the first quarter and consumer spending has been strong and may be improving. Retail sales and employment figures have been healthy, while inflation appears to be well-contained. Barring a major terrorist attack or a collapse in the housing market, the Investment Sub-Adviser believes that the economic expansion, while moderating, should continue, and that equities may move higher.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks to replicate the aggregate price and yield performance of the S&P 500® Index.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Equity Index Fund	5.79%	(2.69)%	9.49%

S&P 500® Index	6.30%	(2.38)%	9.94%
Lipper S&P 500 Index Objective Funds Average	5.95%	(2.70)%	9.60%

Growth of a $10,000 Investment Since 1995

The Equity Index Fund is a portfolio of Allmerica Investment Trust.

The S&P 500® Index is an unmanaged index of 500 leading stocks. S&P 500® Index is a registered trademark of The McGraw-Hill Companies, Inc. The Lipper S&P 500 Index Objective Funds Average is a non-weighted average of funds within the S&P 500® Index investment objective.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select Investment Grade Income Fund

The Select Investment Grade Income Fund returned 2.02% for the first half of 2005, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 2.52%.

The first and second quarters of 2005 produced very different results. The first quarter was disappointing, primarily due to rapidly escalating commodity prices, punctuated by oil. Fixed income indices posted solid results in the second quarter, bringing year-to-date returns back into positive territory. Most spread sectors, with the exception of the corporate sector, performed well. Agencies, CMBS, and ABS provided excess returns, as spreads improved on lower implied volatility and investors stretched for yield within higher quality sectors. The exception was the credit sector, which turned in a negative excess return for the first half. The portfolio had an approximately 60% overweight to the corporate sector during the period. This positioning was the primary driver of portfolio underperformance relative to the benchmark. Individual security selection resulted in outperformance of the portfolio during the first quarter and detracted from performance in the second quarter. The sale of auto securities, Ford in particular, detracted from performance. The portfolio’s slight underweight to the MBS sector hurt results. The fund’s mortgage holdings benefited the portfolio during the first quarter, but proved to be a drag on performance during the second quarter, as a result of the direction of interest rates.

Looking ahead, the Investment Sub-Adviser does not see any indication that the Federal Reserve Board will take a breather in its “measured march” toward a neutral monetary policy. As a result, the Investment Sub-Adviser plans to maintain a neutral duration policy and an overweight to corporate spread product.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Investment Grade Income Fund	6.16%	6.49%	6.12%

Lehman Brothers Aggregate Bond Index	6.81%	7.41%	6.83%
Lipper Intermediate Investment Grade Debt Funds Average	6.46%	6.90%	6.32%

Growth of a $10,000 Investment Since 1995

The Select Investment Grade Income Fund is a portfolio of Allmerica Investment Trust.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed-rate debt issues with an investment grade or higher rating, at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average is a non-weighted average of funds within the intermediate investment grade debt investment objective.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Government Bond Fund

The Government Bond Fund returned 1.75% for the first half of 2005, outperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 1.62%.

Year-to-date performance for many bond funds has been lackluster, as the Federal Reserve Board continued to hike short-term interest rates. Rising inflation expectations in the first quarter edged rates higher and spreads wider, damping returns for most indices. However, returns improved in the second quarter, as higher inflation expectations failed to materialize. Most spread sectors produced positive excess returns versus Treasuries and this certainly helped the fund, which was overweight to spread sectors. Intermediate agencies, CMBS, and ABS all provided significant excess returns. In general, spreads improved on lower implied volatility and demand from investors stretching for yield within higher quality sectors. The fund’s exposure to the mortgage-backed sector through CMOs also enhanced returns. Mortgage-backed securities saw favorable returns, primarily due to robust institutional buying. Both foreign and domestic banks have become increasingly comfortable with the asset class. In addition, index aware managers continued to add mortgage product in lockstep with the growth in prominence of the asset classes in various indices.

Looking ahead, the Investment Sub-Adviser does not see any indication that the Federal Reserve Board will take a breather in its “measured march” toward neutral monetary policy. Although inflation seems well contained, crude oil futures recently breached the $60 mark and could prove inflationary if these lofty levels are enduring. The Investment Sub-Adviser plans to maintain a slight duration underweight relative to the benchmark and may continue to look to spread product to enhance returns in this low-rate environment.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Government Bond Fund	4.40%	5.82%	5.53%

Lehman Brothers Intermediate Government Bond Index	4.13%	6.18%	6.00%
Lipper General U.S. Government Funds Average	7.07%	7.01%	6.09%

Growth of a $10,000 Investment Since 1995

The Government Bond Fund is a portfolio of Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the U.S. Government.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper General U.S. Government Funds Average is a non-weighted average of funds within the general U.S. Government investment objective.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Money Market Fund

The Money Market Fund returned 1.08% for the first half of 2005, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable, which returned 0.96%.

During the period, the Money Market Fund maintained a relatively short weighted average maturity, in the range of 20 to 25 days. This position enabled the fund to take advantage of a rapidly increasing interest rate environment, as the Federal Reserve Board moved the federal funds rate from 2.25% to 3.25% during the period. The fund benefited from its investments in short dated, high quality, commercial paper and certificates of deposit. Floating-rate notes and extendible put option enabled paper were also successfully utilized. These securities aided performance through their built in reset functions, designed to keep pace with the Federal Reserve Board’s interest rate hikes and their inherent incremental spread.

The Investment Sub-Adviser believes that inflation is the biggest concern facing the economy. Continued increases in commodity and energy prices could hurt the consumer’s ability to support the economy. A consumer with less disposable income may mean fewer retail sales and weaker demand for goods and services, which may impact companies, job growth, and the economy. Alternatively, if inflation rises from an overheated economy, the cost to companies of raw materials for producing goods and services may outpace the consumer’s willingness to pay for them. This may result in fewer goods and services purchased and an economic slowdown. If the economy maintains its moderate expansion, the Investment Sub-Adviser expects the Federal Reserve Board to continue to move short-term interest rates higher. This may bode well for the fund, as higher interest rates should translate into higher yields.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks to obtain maximum current income consistent with preservation of capital and liquidity.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Money Market Fund	1.68%	2.40%	3.94%

Money Fund Report Averages: First Tier Taxable	1.43%	1.95%	3.45%
Lipper Money Market Funds Average	1.64%	2.14%	3.65%

Average Yield as of June 30, 2005

Money Market Fund 7-Day Yield	2.61%

Growth of a $10,000 Investment Since 1995

The Money Market Fund is a portfolio of Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Money Fund Report Averages: First Tier Taxable is published by iMoneyNet, Inc., an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is a non-weighted average of funds within the money market investment objective.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

ALLMERICA INVESTMENT TRUST

EXPENSE EXAMPLES 06/30/05 (Unaudited)

You do not own shares of any Fund of the Allmerica Investment Trust directly. As a contract/policy owner investing in a Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in your Fund and other funds. To do so, compare 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any costs or expenses that apply to the subaccount or the contact. Therefore, the second line of the table is useful in comparing ongoing expenses of each Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the costs or expenses that apply to the subaccount or the contract were included, your costs would have been higher.

	Beginning Account Value 01/01/05	Ending Account Value 06/30/05	Annualized Expense Ratio	Expenses Paid During Period* (January 1 to June 30, 2005)
Select Capital Appreciation Fund
Actual	$1,000.00	$1,016.20	1.15%	$5.75
Hypothetical	1,000.00	1,019.09	1.15%	5.76
Select Value Opportunity Fund
Actual	$1,000.00	$998.20	1.10%	$5.45
Hypothetical	1,000.00	1,019.34	1.10%	5.51
Select International Equity Fund
Actual	$1,000.00	$995.20	1.27%	$6.28
Hypothetical	1,000.00	1,018.50	1.27%	6.36
Select Growth Fund
Actual	$1,000.00	$985.80	1.01%	$4.97
Hypothetical	1,000.00	1,019.79	1.01%	5.06
Core Equity Fund
Actual	$1,000.00	$993.20	0.82%	$4.05
Hypothetical	1,000.00	1,020.73	0.82%	4.11
Equity Index Fund
Actual	$1,000.00	$989.30	0.52%	$2.56
Hypothetical	1,000.00	1,022.22	0.52%	2.61
Select Investment Grade Income Fund
Actual	$1,000.00	$1,020.20	0.64%	$3.21
Hypothetical	1,000.00	1,021.62	0.64%	3.21
Government Bond Fund
Actual	$1,000.00	$1,017.50	0.74%	$3.70
Hypothetical	1,000.00	1,021.12	0.74%	3.71
Money Market Fund
Actual	$1,000.00	$1,010.80	0.54%	$2.69
Hypothetical	1,000.00	1,022.12	0.54%	2.71

*	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS - 98.8%
	Advertising - 0.6%
59,000	Catalina Marketing Corp. (a)	$1,499,190

	Aerospace & Defense - 3.3%
47,000	Alliant Techsystems, Inc.*	3,318,200
34,000	Goodrich Corp.	1,392,640
88,000	Rockwell Collins, Inc.	4,195,840

		8,906,680

	Airlines - 1.4%
68,000	JetBlue Airways Corp.* (a)	1,389,920
165,000	Southwest Airlines, Inc.	2,298,450

		3,688,370

	Auto Manufacturers - 0.9%
33,000	Oshkosh Truck Corp.	2,583,240

	Auto Parts & Equipment - 0.6%
71,000	TRW Automotive Holdings Corp.*	1,740,210

	Banks - 0.4%
12,000	Investors Financial Services Corp.	453,840
11,000	SVB Financial Group*	526,900

		980,740

	Beverages - 0.7%
82,000	Cott Corp.* (a)	1,790,060

	Biotechnology - 2.6%
27,000	Celgene Corp.*	1,100,790
48,000	Human Genome Sciences, Inc.* (a)	555,840
145,000	Medimmune, Inc.*	3,874,400
35,000	Protein Design Labs, Inc.*	707,350
51,000	Vertex Pharmaceuticals, Inc.*	858,840

		7,097,220

	Building Materials - 0.8%
50,000	American Standard Companies, Inc.	2,096,000

	Commercial Services - 7.4%
16,000	Apollo Group, Inc.*	1,251,520
82,000	Certegy, Inc.	3,134,040
76,000	ChoicePoint, Inc.*	3,043,800
48,000	Education Management*	1,619,040
11,000	Getty Images, Inc.* (a)	816,860
27,000	Global Payments, Inc. (a)	1,830,600
81,000	Iron Mountain, Inc.*	2,512,620
63,000	Manpower, Inc.	2,506,140
87,000	MoneyGram International, Inc.	1,663,440
42,000	Robert Half International, Inc. (a)	1,048,740
26,000	Viad Corp.	736,840

		20,163,640

	Computers - 3.9%
34,000	CACI International, Inc., Class A*	$2,147,440
156,000	Cadence Design Systems, Inc.*	2,130,960
34,000	Diebold, Inc.	1,533,740
60,000	DST Systems, Inc.*	2,808,000
11,000	Research In Motion*	811,250
34,000	SunGard Data Systems, Inc.*	1,195,780

		10,627,170

	Diversified Financial Services - 5.5%
175,000	Ameritrade Holding Corp.*	3,253,250
78,000	CapitalSource, Inc.* (a)	1,531,140
119,000	E*TRADE Financial Corp.*	1,664,810
82,000	Eaton Vance Corp.	1,960,620
28,000	Federated Investors, Inc., Class B	840,280
24,000	Legg Mason, Inc.	2,498,640
43,000	Nuveen Investments, Inc., Class A (a)	1,617,660
87,000	Waddell & Reed Financial, Class A	1,609,500

		14,975,900

	Electronics - 4.7%
20,500	Cogent, Inc.*	585,275
181,000	Flextronics International, Ltd.*	2,391,010
63,000	Flir Systems, Inc.* (a)	1,879,920
39,000	Garmin, Ltd. (a)	1,667,250
136,000	Gentex Corp. (a)	2,475,200
83,000	Jabil Circuit, Inc.*	2,550,590
31,000	Waters Corp.*	1,152,270

		12,701,515

	Entertainment - 0.3%
36,000	Dreamworks Animation SKG, Inc., Class A*	943,200

	Food - 0.4%
10,000	Whole Foods Market, Inc.	1,183,000

	Health Care - Products - 2.5%
11,000	Bausch & Lomb, Inc.	913,000
41,000	Edwards Lifesciences Corp.* (a)	1,763,820
25,000	Gen-Probe, Inc.*	905,750
10,000	INAMED Corp.*	669,700
31,000	Kinetic Concepts, Inc.*	1,860,000
21,000	Varian Medical Systems, Inc.* (a)	783,930

		6,896,200

	Health Care - Services - 4.7%
47,000	Community Health Systems, Inc.*	1,776,130
22,000	Coventry Health Care, Inc.*	1,556,500
21,000	Davita, Inc.*	955,080
93,000	Health Management Associates, Inc., Class A (a)	2,434,740
56,000	Laboratory Corp. of America Holdings*	2,794,400
84,000	Manor Care, Inc.	3,337,320

		12,854,170

	Home Furnishings - 0.7%
23,000	Harman International Industries, Inc.	1,871,280

See Notes to Financial Statements.

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Insurance - 3.1%
83,000	Assurant, Inc.	$2,996,300
40,000	Axis Capital Holdings, Ltd.	1,132,000
44,000	Principal Financial Group, Inc.	1,843,600
21,000	Protective Life Corp.	886,620
45,000	Willis Group Holdings, Ltd.	1,472,400

		8,330,920

	Internet - 3.4%
44,000	Amazon.Com, Inc.* (a)	1,455,520
44,000	CheckFree Corp.* (a)	1,498,640
126,000	CNET Networks, Inc.* (a)	1,479,240
60,000	Monster Worldwide, Inc.*	1,720,800
111,000	VeriSign, Inc.*	3,192,360

		9,346,560

	Leisure Time - 1.1%
67,000	Brunswick Corp.	2,902,440

	Lodging - 1.2%
94,000	Fairmont Hotels & Resorts, Inc. (a)	3,274,020

	Manufacturing - Miscellaneous - 3.9%
36,000	Danaher Corp. (a)	1,884,240
26,000	ITT Industries, Inc.	2,538,380
56,000	Roper Industries, Inc.	3,996,720
36,000	Teleflex, Inc.	2,137,320

		10,556,660

	Media - 4.2%
162,000	Citadel Broadcasting Corp.* (a)	1,854,900
55,500	Cox Radio, Inc.*	874,125
50,000	Dolby Laboratories, Inc.*	1,103,000
18,000	Entercom Communications Corp.* (a)	599,220
94,000	Rogers Communications, Inc., Class B (a)	3,090,720
23,000	Scholastic Corp.*	886,650
72,000	Univision Communications, Inc.* (a)	1,983,600
30,000	XM Satellite Radio Holdings, Inc.* (a)	1,009,800

		11,402,015

	Mining - 0.6%
40,000	Newmont Mining Corp.	1,561,200

	Oil & Gas - 4.4%
62,000	EOG Resources, Inc. (a)	3,521,600
70,000	Murphy Oil Corp. (a)	3,656,100
48,000	Western Gas Resources, Inc.	1,675,200
88,000	XTO Energy, Inc.	2,991,120

		11,844,020

	Oil & Gas Services - 3.1%
68,000	BJ Services Co. (a)	3,568,640
57,000	FMC Technologies, Inc.*	1,822,290
47,000	Smith International, Inc. (a)	2,993,900

		8,384,830

	Pharmaceuticals - 8.5%
54,000	Abgenix, Inc.* (a)	$463,320
66,000	Alkermes, Inc.* (a)	872,520
34,000	Amylin Pharmaceuticals, Inc.* (a)	711,620
47,000	Andrx Corp.* (a)	954,570
54,000	Barr Pharmaceuticals*	2,631,960
48,000	Cephalon, Inc.* (a)	1,910,880
133,000	Elan Corp., Plc, Sponsored ADR* (a)	907,060
67,000	Gilead Sciences, Inc.*	2,947,330
125,000	IVAX Corp.*	2,687,500
29,000	Neurocrine Biosciences, Inc.*	1,219,740
104,000	Omnicare, Inc.	4,412,720
10,000	OSI Pharmaceuticals, Inc.*	408,700
25,000	Sepracor, Inc.* (a)	1,500,250
23,000	Taro Pharmaceuticals Industries* (a)	668,610
38,000	Valeant Pharmaceuticals International	669,940

		22,966,720

	Retail - 8.4%
52,000	Best Buy Co., Inc.	3,564,600
37,000	CarMax, Inc.*	986,050
35,000	CDW Corp.	1,998,150
70,000	Dollar General Corp.	1,425,200
81,000	Family Dollar Stores, Inc. (a)	2,114,100
11,000	MSC Industrial Direct Co., Class A	371,250
64,000	O’Reilly Automotive, Inc.*	1,907,840
22,000	P.F. Chang’s China Bistro, Inc.* (a)	1,297,560
81,000	PETsMART, Inc. (a)	2,458,350
60,000	Ross Stores, Inc.	1,734,600
8,000	Shoppers Drug Mart Corp.	277,415
27,000	Shoppers Drug Mart Corp., Unregistered*	936,276
56,000	The Cheesecake Factory, Inc.* (a)	1,944,880
44,000	Williams-Sonoma, Inc.*	1,741,080

		22,757,351

	Semiconductors - 4.7%
64,000	Amis Holdings, Inc.*	853,760
54,000	Integrated Circuit Systems, Inc.*	1,114,560
120,000	Intersil Corp., Class A	2,252,400
13,000	Marvell Technology Group, Ltd.*	494,520
84,000	Microchip Technology, Inc. (a)	2,488,080
82,000	Novellus Systems, Inc.	2,026,220
95,000	PMC-Sierra, Inc.* (a)	886,350
42,000	Semtech Corp.*	699,300
75,000	Xilinx, Inc.	1,912,500

		12,727,690

	Software - 4.4%
72,000	Activision, Inc.*	1,189,440
40,000	Adobe Systems, Inc.	1,144,799
17,000	Intuit, Inc.*	766,870
62,000	Jack Henry & Associates, Inc.	1,135,220
15,000	Macromedia, Inc.*	573,300
102,000	McAfee, Inc.* (a)	2,670,360
37,000	Mercury Interactive Corp.*	1,419,320
56,000	NAVTEQ Corp.*	2,082,080
84,000	Red Hat, Inc.* (a)	1,100,400

		12,081,789

See Notes to Financial Statements.

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Telecommunications - 5.7%
81,000	Adtran, Inc.	$2,007,990
8,300	American Tower Corp., Class A* (a)	174,466
38,000	Comverse Technology, Inc.*	898,700
129,000	Crown Castle International Corp.*	2,621,280
115,000	Harris Corp., Inc.	3,589,150
48,000	Juniper Networks, Inc.* (a)	1,208,640
116,000	Nextel Partners, Inc., Class A* (a)	2,919,720
54,000	Telus Corp.	1,897,226
3,000	Telus Corp., Non Voting	105,402

		15,422,574

	Transportation - 0.7%
26,000	C.H. Robinson Worldwide, Inc.	1,513,200
8,000	Expeditors International of Washington, Inc.	398,480

		1,911,680

	Total Common Stocks (Cost $199,051,772)	268,068,254

Par Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.6%
	Federal Home Loan Bank - 1.1%
$3,000,000	3.02%, 07/08/05 (b)	2,998,238

	Federal Home Loan Mortgage - 0.5%
1,366,000	2.50%, 07/01/05 (b)	1,366,000

	Total U.S. Government Agency Obligations (Cost $4,364,239)	4,364,238

SHORT TERM INVESTMENTS (b) (c) - 22.6%
1,143,999	Bank of America
	3.27%, 07/18/05	1,143,999
915,199	Barclays
	3.16%, 07/14/05	915,199
1,236,760	Barclays
	3.25%, 07/26/05	1,236,760
2,287,997	Calyon
	3.25%, 08/04/05	2,287,997
1,143,999	Clipper Receivables Corp.
	3.19%, 07/14/05	1,143,999
1,143,999	Compass Securitization
	3.16%, 07/11/05	1,143,999
2,287,997	Credit Suisse First Boston Corporation
	3.15%, 09/09/05	2,287,997
1,882,346	Credit Suisse First Boston Corporation
	3.20%, 07/18/05	1,882,346
9,151,988	Credit Suisse First Boston Corporation Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $9,152,872, collateralized by various corporate obligations with aggregate market value of $8,584,894.	9,151,988
1,372,798	Dexia Group
	3.24%, 07/21/05	1,372,798
$1,143,999	First Tennessee National Corporation
	3.22%, 08/09/05	$1,143,999
1,143,999	Fortis Bank
	3.11%, 07/05/05	1,143,999
1,169,219	Goldman Sachs Group, Inc.
	3.32%, 12/28/05	1,169,219
1,143,998	Goldman Sachs Group, Inc.
	3.33%, 08/05/05	1,143,998
13,245,302	Goldman Sachs Group, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $13,246,581, collateralized by various corporate obligations with aggregate market value of $13,490,915.	13,245,302
1,143,999	Grampian Funding LLC
	3.28%, 07/13/05	1,143,999
831,870	Greyhawk Funding
	3.31%, 08/09/05	831,870
1,143,998	HBOS Halifax Bank of Scotland
	3.15%, 08/08/05	1,143,998
1,143,998	HSBC Banking/Holdings Plc
	3.25%, 08/05/05	1,143,998
1,143,998	JP Morgan Chase & Co.
	3.20%, 07/20/05	1,143,998
2,287,997	Jupiter Securitization Corp.
	3.21%, 07/15/05	2,287,997
2,304,574	Lehman Brothers, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $2,304,797, collateralized by various corporate obligations with aggregate market value of $2,350,690.	2,304,574
1,143,998	Merrill Lynch & Co. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $1,144,109, collateralized by various corporate obligations with aggregate market value of $1,172,501.	1,143,998
1,143,998	Nordea Bank of Finland Plc (NY Branch)
	3.17%, 08/09/05	1,143,998
1,369,565	Park Avenue Receivables Corp.
	3.30%, 07/14/05	1,369,565
1,477,646	Prefco
	3.28%, 07/08/05	1,477,646
1,372,798	Rabobank Nederland
	3.25%, 08/08/05	1,372,798
1,143,998	Societe Generale
	3.24%, 08/09/05	1,143,998
944,448	The Bank of the West
	3.27%, 07/27/05	944,448
1,015,531	Toronto Dominion Bank
	3.25%, 08/02/05	1,015,531
1,348,670	Wells Fargo
	3.27%, 08/01/05	1,348,670

	Total Short Term Investments (Cost $61,374,685)	61,374,685

Total Investments - 123.0% (Cost $264,790,696)		333,807,177

Net Other Assets and Liabilities - (23.0)%		(62,331,364)

Total Net Assets - 100.0%		$271,475,813

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at period end.

(b)	Effective yield at time of purchase, excluding repurchase agreements.

(c)	Investments made with cash collateral received from securities on loan.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

See Notes to Financial Statements.

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $268,146,008. Net unrealized appreciation (depreciation) aggregated $65,661,169, of which $72,654,942 related to appreciated investment securities and $(6,993,773) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2005, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $32,134,678 and $60,144,881 of non-governmental issuers, respectively.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets:

Basic Materials	0.6%
Communications	13.9
Consumer Cyclical	14.6
Consumer Non-Cyclical	26.8
Energy	7.5
Financial	10.6
Industrial	13.4
Technology	13.0
Short-Term Investments	22.6
Net Other Assets and Liabilities	(23.0)

Total	100.0%

See Notes to Financial Statements.

SELECT VALUE OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS - 96.7%
	Aerospace & Defense - 5.5%
160,800	Esterline Technologies Corp.*	$6,444,864
138,700	Goodrich Corp.	5,681,152
149,525	Moog, Inc., Class A*	4,708,542

		16,834,558

	Auto Manufacturers - 0.7%
28,100	Oshkosh Truck Corp.	2,199,668

	Auto Parts & Equipment - 0.0%
267,700	Mascotech, Inc. (a)	0

	Banks - 4.1%
146,400	First Horizon National Corp. (b)	6,178,080
233,525	North Fork Bancorp., Inc.	6,559,717

		12,737,797

	Biotechnology - 1.8%
95,200	Millipore Corp.*	5,400,696

	Building Materials - 2.3%
104,900	Carlisle Cos., Inc. (b)	7,199,287

	Chemicals - 8.9%
279,700	Airgas, Inc. (b)	6,900,199
75,000	Cytec Industries, Inc.	2,985,000
112,100	International Flavors & Fragrances, Inc.	4,060,262
146,200	Lyondell Chemical Co. (b)	3,862,604
256,200	Methanex Corp.	4,219,614
211,400	OM Group, Inc.*	5,219,466

		27,247,145

	Commercial Services - 3.4%
141,410	Manpower, Inc.	5,625,290
132,900	Valassis Communications, Inc.*	4,923,945

		10,549,235

	Diversified Financial Services - 4.6%
674,900	E*TRADE Financial Corp.*	9,441,851
127,900	Nuveen Investments, Inc., Class A (b)	4,811,598

		14,253,449

	Electric - 1.1%
201,500	TransAlta Corp. (b)	3,356,990

	Electronics - 2.4%
121,400	Amphenol Corp., Class A	4,876,638
124,500	PerkinElmer, Inc.	2,353,050

		7,229,688

	Engineering & Construction - 1.3%
109,900	URS Corp.*	4,104,765

	Environmental Control - 0.9%
86,100	Watts Industries, Inc., Class A	$2,883,489

	Food - 1.0%
75,500	Ralcorp Holdings, Inc.	3,106,825

	Hand & Machine Tools - 1.0%
67,300	Stanley Works	3,064,842

	Health Care - Services - 1.6%
145,500	Apria Healthcare Group Inc.* (b)	5,040,120

	Holding Companies - Diversified - 2.1%
171,700	Brascan Corp., Class A (b)	6,552,072

	Home Builders - 2.0%
197,000	Thor Industries, Inc.	6,191,710

	Insurance - 9.0%
75,200	AMBAC Financial Group, Inc.	5,245,952
130,100	Assurant, Inc.	4,696,610
42,290	Everest Re Group, Ltd.	3,932,970
61,200	MBIA, Inc. (b)	3,629,772
129,900	Protective Life Corp.	5,484,378
98,000	Reinsurance Group of America, Inc.	4,557,980

		27,547,662

	Leisure Time - 1.7%
110,800	Royal Caribbean Cruises, Ltd. (b)	5,358,288

	Lodging - 1.1%
265,026	Intercontinental Hotels Group PLC, ADR	3,352,579

	Machinery - Diversified - 1.4%
156,400	UNOVA, Inc.*	4,164,932

	Manufacturing - Miscellaneous - 2.9%
167,800	Acuity Brands, Inc.	4,310,782
131,900	Briggs & Stratton Corp. (b)	4,566,378

		8,877,160

	Media - 1.4%
70,200	Knight-Ridder, Inc. (b)	4,306,068

	Metal Fabricate & Hardware - 3.0%
140,200	Kaydon Corp. (b)	3,904,570
157,800	NCI Building Systems, Inc.*	5,175,840

		9,080,410

	Oil & Gas - 4.5%
47,800	Equitable Resources, Inc.	3,250,400
178,500	Pride International, Inc.*	4,587,450
248,500	Southern Union Co.*	6,100,675

		13,938,525

See Notes to Financial Statements.

SELECT VALUE OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Pharmaceuticals - 1.4%
279,300	Impax Laboratories, Inc.* (b)	$4,385,010

	Pipelines - 2.3%
106,700	Questar Corp.	7,031,530

	Real Estate - 2.1%
78,100	The St. Joe Co.	6,368,274

	Retail - 12.6%
138,200	AnnTaylor Stores Corp.* (b)	3,355,496
78,400	CDW Corp. (b)	4,475,856
307,900	Claire’s Stores, Inc.	7,404,995
245,100	Dollar Tree Stores, Inc.*	5,882,400
279,300	Ruby Tuesday, Inc. (b)	7,233,870
222,000	Tuesday Morning Corp. (b)	6,997,440
118,600	United Auto Group, Inc.	3,534,280

		38,884,337

	Software - 2.5%
189,300	IMS Health, Inc.	4,688,961
258,450	RSA Security, Inc.*	2,967,006

		7,655,967

	Telecommunications - 4.0%
115,800	Amdocs, Ltd.*	3,060,594
617,700	Arris Group, Inc.*	5,380,167
622,100	CGI Group, Inc., Class A*	3,751,263

		12,192,024

	Transportation - 2.1%
149,400	CSX Corp.	6,373,404

	Total Common Stocks (Cost $262,693,923)	297,468,506

Par Value
SHORT TERM INVESTMENTS (c) (d) - 21.1%
$1,210,950	Bank of America
	3.27%, 07/18/05	1,210,950
968,760	Barclays
	3.16%, 07/14/05	968,760
1,309,141	Barclays
	3.25%, 07/26/05	1,309,141
2,421,901	Calyon
	3.25%, 08/04/05	2,421,901
1,210,950	Clipper Receivables Corp.
	3.19%, 07/14/05	1,210,950
1,210,950	Compass Securitization
	3.16%, 07/11/05	1,210,950
2,421,901	Credit Suisse First Boston Corporation
	3.15%, 09/09/05	2,421,901
1,992,510	Credit Suisse First Boston Corporation
	3.20%, 07/18/05	1,992,510
$9,687,602	Credit Suisse First Boston Corporation Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $9,688,538, collateralized by various corporate obligations with aggregate market value of $9,087,320.	$9,687,602
1,453,140	Dexia Group
	3.24%, 07/21/05	1,453,140
1,210,950	First Tennessee National Corporation
	3.22%, 08/09/05	1,210,950
1,210,950	Fortis Bank
	3.11%, 07/05/05	1,210,950
1,237,646	Goldman Sachs Group, Inc.
	3.32%, 12/28/05	1,237,646
1,210,950	Goldman Sachs Group, Inc.
	3.33%, 08/05/05	1,210,950
14,020,475	Goldman Sachs Group, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $14,021,829, collateralized by various corporate obligations with aggregate market value of $14,280,462.	14,020,475
1,210,950	Grampian Funding LLC
	3.28%, 07/13/05	1,210,950
880,555	Greyhawk Funding
	3.31%, 08/09/05	880,555
1,210,950	HBOS Halifax Bank of Scotland
	3.15%, 08/08/05	1,210,950
1,210,950	HSBC Banking/Holdings Plc
	3.25%, 08/05/05	1,210,950
1,210,950	JP Morgan Chase & Co.
	3.20%, 07/20/05	1,210,950
2,421,900	Jupiter Securitization Corp.
	3.21%, 07/15/05	2,421,900
2,439,448	Lehman Brothers, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $2,439,684, collateralized by various corporate obligations with aggregate market value of $2,488,263.	2,439,448
1,210,950	Merrill Lynch & Co. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $1,211,067, collateralized by various corporate obligations with aggregate market value of $1,241,121.	1,210,950
1,210,950	Nordea Bank of Finland Plc (NY Branch)
	3.17%, 08/09/05	1,210,950
1,449,718	Park Avenue Receivables Corp.
	3.30%, 07/14/05	1,449,718
1,564,125	Prefco
	3.28%, 07/08/05	1,564,125
1,453,140	Rabobank Nederland
	3.25%, 08/08/05	1,453,140
1,210,950	Societe Generale
	3.24%, 08/09/05	1,210,950
999,721	The Bank of the West
	3.27%, 07/27/05	999,721
1,074,964	Toronto Dominion Bank
	3.25%, 08/02/05	1,074,964

See Notes to Financial Statements.

SELECT VALUE OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Value (Note 2)
SHORT TERM INVESTMENTS (c) (d) (continued)
$1,427,601	Wells Fargo
	3.27%, 08/01/05	$1,427,601

	Total Short Term Investments (Cost $64,966,598)	64,966,598

Total Investments - 117.8% (Cost $327,660,521)		362,435,104

Net Other Assets and Liabilities - (17.8)%		(54,870,165)

Total Net Assets - 100.0%		$307,564,939

*	Non-income producing security.

(a)	Contingent Value Obligation.

(b)	All or a portion of this security is out on loan at period end.

(c)	Investments made with cash collateral received from securities on loan.

(d)	Effective yield at time of purchase, excluding repurchase agreements.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $327,988,000. Net unrealized appreciation (depreciation) aggregated $34,447,104, of which $41,154,889 related to appreciated investment securities and $(6,707,785) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2005, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $136,030,559 and $171,514,697 of non-governmental issuers, respectively.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets:

Basic Materials	8.9%
Communications	5.4
Consumer Cyclical	18.1
Consumer Non-Cyclical	9.2
Diversified	2.1
Energy	6.8
Financial	19.8
Industrial	22.8
Technology	2.5
Utilities	1.1
Short-Term Investments	21.1
Net Other Assets and Liabilities	(17.8)

Total	100.0%

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS - 97.7%
	Australia - 1.8%
15,745	Australia & New Zealand Banking Group, Ltd.*	$260,796
126,600	BHP Billiton, Ltd.	1,749,882
4,985	Macquarie Bank, Ltd.	226,830
44,581	National Australia Bank, Ltd.	1,044,322
22,530	Oil Search, Ltd.	52,674
5,601	RHI AG*	152,566
9,163	Rinker Group, Ltd.	97,693
36,000	Santos, Ltd.	310,347
29,435	Stockland	123,738
9,757	Suncorp-Metway, Ltd.	149,426
205,400	Telstra Corp.	791,497
20,320	Woolworths, Ltd.	255,487

		5,215,258

	Austria - 1.1%
2,392	Bank Austria Creditanstalt AG	249,513
4,287	Boehler-Uddeholm	567,276
4,400	Flughafen Wien AG	285,260
3,310	OMV AG	1,441,260
7,509	Voestalpine AG (a)	525,877
1,254	Wienerberger AG	58,199

		3,127,385

	Belgium - 2.7%
1,753	AGFA-Gevaert NV	48,450
5,076	Belgacom SA	173,446
700	Colruyt SA	95,421
6,700	Delhaize Group	401,958
116,829	Dexia	2,573,265
421	Electrabel SA	183,880
53,200	Fortis (a)	1,476,788
45,300	Fortis (Netherlands)	1,256,395
8,155	KBC Group	644,111
2,076	Solvay SA	213,312
13,700	UCB SA	665,982

		7,733,008

	Brazil - 0.5%
46,000	Cia Vale do Rio Doce, ADR (a)	1,346,881

	Canada - 1.1%
6,700	Canadian National Railway Co.	386,387
25,600	Canadian Natural Resources, Ltd.	927,415
2,300	Canadian Pacific Railway, Ltd.	79,550
13,600	EnCana Corp. (a)	536,299
2,600	Magna International, Inc., Class A	182,569
6,500	National Bank of Canada	288,565
4,200	Petro-Canada	273,295
2,200	Quebecor, Inc., Class B	52,990
4,200	Royal Bank of Canada	260,101
2,600	Telus Corp.	88,654
1,300	Telus Corp., Non Voting	45,674

		3,121,499

	Denmark - 0.1%
9	AP Moller - Maersk A/S, Class A	$85,315
13	AP Moller - Maersk A/S, Class B	124,077
1,500	Tele Danmark	64,278

		273,670

	Finland - 1.4%
100	Finnair Oyj	858
31,900	Fortum Oyj	511,247
11,700	Kesko Oyj, Class B	293,507
2,800	Metso Oyj	61,029
150,700	Nokia Oyj*	2,524,567
11,700	Rautaruukki Oyj	174,774
28,900	Sampo Oyj, Class A	450,233
1,800	Wartsila Oyj, Class A	50,946
1,200	Wartsila Oyj, Class B	34,632

		4,101,793

	France - 8.3%
80,600	AXA	2,015,113
50,330	BNP Paribas	3,451,706
1,589	Bongrain SA	101,865
53,298	Cie de Saint-Gobain	2,958,372
24,900	Dassault Systemes SA (a)	1,206,218
9,041	France Telecom SA	264,203
200	Fromageries Bel Vache qui Rit	33,867
19,600	Imerys SA	1,350,124
15,100	Lafarge SA	1,376,208
6,923	Michelin, Class B	421,617
14,871	PSA Peugeot Citroen	881,014
9,285	Sanofi-Aventis	762,563
56,039	Scor SA	112,518
8,552	Societe Generale	870,454
5,577	Suez SA	151,305
33,546	Total SA, Class B	7,883,832
4,798	Vinci SA	399,275

		24,240,254

	Germany - 6.2%
1,914	Adidas-Salomon AG	320,662
587	Allianz AG	67,429
10,475	Altana AG	599,673
29,184	BASF AG	1,941,473
55,649	Bayerische Motoren Werke (BMW) AG	2,539,616
268	Celesio AG	21,067
1,750	Continental AG	126,135
8,269	DaimlerChrysler AG	335,859
2,299	Deutsche Bank AG	179,943
63,500	Deutsche Post AG	1,483,900
25,185	E.ON AG	2,244,478
914	HeidelbergCement AG	65,768
3,586	HypoVereinsbank*	93,298
3,709	Man AG	154,012
6,619	Merck KGaA	527,356
9,414	RWE AG	607,822
7,100	SAP AG	1,236,730
33,420	Schering AG	2,056,730

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Germany (continued)
2,300	Schwarz Pharma AG	$104,324
26,100	Siemens AG	1,904,889
9,200	Suedzucker AG	184,166
17,926	ThyssenKrupp AG	312,010
10,582	TUI AG (a)	262,261
16,300	Volkswagen AG	745,646

		18,115,247

	Greece - 0.0%
2,411	Alpha Credit Bank SA	64,268

	Hong Kong - 1.1%
9,000	Cheung Kong Holdings, Ltd.	87,717
18,000	Chueng Kong Infrastucture	53,614
118,500	CLP Holdings, Ltd.	680,005
100,000	Esprit Holdings, Ltd.	723,738
16,000	Guoco Group, Ltd.	164,691
113,000	Hang Lung Group, Ltd.	200,639
213,000	Hong Kong Electric	972,897
28,000	Hong Kong Ferry Holdings Co.	33,864
82,000	Yue Yuen Industrial Holdings, Ltd.	251,102

		3,168,267

	Ireland - 1.0%
18,785	Allied Irish Banks PLC	402,169
112,075	Bank of Ireland	1,819,219
30,735	CRH, Plc	816,003

		3,037,391

	Italy - 5.0%
59,632	Banca Intesa SpA	273,004
38,204	Banca Intesa SpA RNC	163,351
53,746	Banca Monte dei Paschi di Siena SpA (a)	189,662
10,101	Banca Popolare di Milano	99,635
3,338	Banche Popolari Unite Scrl	66,215
44,110	Capitalia SpA	247,026
187,208	Enel SpA (a)	1,630,350
360,918	ENI SpA (a)	9,302,846
32,801	Fiat SpA*	238,443
5,900	Fiat SpA - RCN*	39,535
4,408	FinecoGroup SpA	39,508
66,944	Finmeccanica SpA	62,551
9,200	IFI-Istituto Finanziario Industriale SpA*	129,751
13,400	Italcementi SpA	147,817
1,300	Italmobiliare SpA	82,111
64,800	Mediaset SpA	763,410
4,500	Natuzzi SpA, Sponsored ADR	36,630
12,821	Sanpaolo IMI SpA (a)	176,167
27,700	SMI-Societa Metallurgica Italiana SpA*	21,744
7,538	Snam Rete Gas SpA	40,345
303,840	Telecom Italia SpA	788,308

		14,538,409

	Japan - 20.8%
3,580	Acom Co., Ltd.	229,500
2,350	Aiful Corp.	$175,228
6,700	Aisin Seiki Co., Ltd.	145,284
6,000	Alps Electric Co., Ltd.	91,858
10,000	Asahi Kasei Corp	47,606
52,200	Astellas Pharma Inc.	1,783,771
5,800	Autobacs Seven Co., Ltd.	195,059
3,000	Canon Sales Co., Inc.	50,582
47,200	Canon, Inc.	2,485,330
35,500	Chubu Electric Power Co., Inc. (a)	851,411
58,500	Chugai Pharmaceutical Co., Ltd.	903,002
10,400	Chugoku Electric Power Co., Inc.	203,011
24,000	Cosmo Oil Co., Ltd.	101,704
26,800	Credit Saison Co., Ltd.	891,642
28,000	Daido Steel Co., Ltd.	126,228
19,400	Daiichi Pharmaceutical Co., Ltd.	429,420
53,100	Daikin Industries, Ltd.	1,328,577
8,900	Daito Trust Construction Co., Ltd.	333,018
16,000	Daiwa Kosho Lease Co., Ltd.	86,557
25,500	Eisai Co., Ltd.	857,587
2,400	Electric Power Development Co.	69,462
18,700	Fanuc, Ltd.	1,188,666
101,000	Fuji Heavy Industries, Ltd.	420,719
51,000	Furukawa Electric Co. (The), Ltd.*	197,728
7,200	Hirose Electric Co., Ltd.	792,643
17,000	Hokkaido Electric Power Co., Inc.	347,940
89,300	Honda Motor Co., Ltd.	4,404,211
14,400	Hoya Corp.	1,661,888
87,000	Isuzu Motors, Ltd.	233,757
99,000	Itochu Corp.	500,757
2,000	Itoham Foods, Inc.	8,584
2,000	Japan Airport Terminal, Co., Ltd.	18,538
30	Japan Tobacco, Inc.	400,325
5,800	JFE Holdings, Inc.	143,287
109,000	Kajima Corp.	402,939
25,000	Kamigumi Co., Ltd.	192,949
16,000	Kandenko Co., Ltd.	96,799
27,900	Kansai Electric Power Co. (The), Inc.	560,968
83,000	Kao Corp.	1,956,947
170,000	Kawasaki Heavy Industries, Ltd. (a)	326,481
24,000	Kawasaki Kisen Kaisha, Ltd.	142,386
8,000	Kikkoman Corp.	70,760
63,000	Kobe Steel, Ltd.	118,718
34,000	Komatsu, Ltd.	263,944
5,400	Konami Corp.	113,930
19,000	Kyushu Electric Power Co., Inc.	412,857
12,500	Leopalace21 Corp.	207,713
28,000	Maeda Corp.	150,464
7,000	Makita Corp.	137,589
150,000	Marubeni Corp.	515,283
6,000	Maruichi Steel Tube, Ltd.	128,753
77,000	Matsushita Electric Industrial Co., Ltd.	1,168,434
129,000	Mazda Motor Corp. (a)	485,015
65,000	Mitsubishi Chemical Corp.	190,470
158,800	Mitsubishi Corp.	2,159,142
77,000	Mitsubishi Materials Corp.	181,895
262	Mitsubishi Tokyo Financial Group, Inc.	2,222,901
21,000	Mitsui & Co., Ltd.	198,810

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Japan (continued)
27,000	Mitsui Chemicals, Inc.	$158,480
28,000	Mitsui O.S.K. Lines, Ltd.	172,933
41,000	Mitsui Trust Holdings, Inc.	421,423
33	Mizuho Financial Group, Inc.	149,364
9,000	Nagase & Co., Ltd.	91,858
236,000	Nikko Cordial Corp.	1,038,391
7,900	Nintendo Co., Ltd.	826,256
8,000	Nippo Corp.	55,396
62,000	Nippon Light Metal Co., Ltd.	147,020
38,500	Nippon Mining Holdings, Inc.	218,344
23,000	Nippon Oil Corp.	156,154
156,000	Nippon Steel Corp.	362,889
9,000	Nippon Suisan Kaisha, Ltd.	33,919
45,000	Nippon Yusen Kabushiki Kaisha	258,859
48,000	Nishimatsu Construction Co., Ltd. (a)	173,113
28,600	Nissan Motor Co., Ltd.	283,138
7,000	Nisshin Oillio Group, Ltd.	39,320
13,300	Nissin Food Products Co., Ltd.	341,164
27,900	Nitto Denko Corp.	1,599,892
27,000	Obayashi Corp.	145,334
7,000	Olympus Corp.	134,433
9,100	Ono Pharmaceutical Co., Ltd.	431,575
155,000	Osaka Gas Co., Ltd.	487,738
4,600	Promise Co., Ltd.	294,888
38,000	Resona Holdings, Inc.*	70,922
6,900	Ryosan Co.	164,863
29,400	Sankyo Co., Ltd.	564,620
30,500	Secom Co., Ltd.	1,311,739
69,000	Shimizu Corp.	321,639
32,700	Shin-Etsu Chemical Co., Ltd.	1,241,250
9,000	Shizuoka Bank (The), Ltd.	77,333
11,500	SMC Corp.	1,254,621
3,000	Stanley Electric Co., Ltd.	48,688
39,000	Sumitomo Chemical Co., Ltd.	179,335
217,000	Sumitomo Corp.	1,739,365
3,000	Sumitomo Electric Industries, Ltd.	30,728
18,000	Sumitomo Heavy Industries, Ltd.	86,503
157,000	Sumitomo Metal Industries, Ltd.	268,957
9,000	Sumitomo Metal Mining Co., Ltd.	61,753
33,000	Taiheiyo Cement Corp.	88,071
116,000	Taisei Corp.	391,164
33,000	Taisho Pharmaceutical Co., Ltd.	642,683
114,500	Takeda Pharmaceutical Co., Ltd.	5,678,027
15,780	Takefuji Corp.	1,067,081
29,000	Teijin, Ltd.	134,659
12,500	Terumo Corp.	360,653
29,100	Tohoku Electric Power Co., Inc.	620,517
20,300	Tokyo Electric Power Co. (The), Inc.	484,118
45,000	Tokyo Gas Co., Ltd.	168,380
42,000	TonenGeneral Sekiyu K.K.	454,422
1,000	Toshiba TEC Corp.	4,436
15,000	Tosoh Corp.	62,348
15,200	Toyota Motor Corp.	544,081
1,000	Wacoal Corp.	12,659
2,300	Yamada Denki Co., Ltd.	132,305
8,000	Yamato Transport Co., Ltd.	111,081

		60,511,909

	Luxembourg - 0.1%
11,410	Arcelor	$223,852

	Mexico - 0.4%
17,400	Fomento Economico Mexicano SA de CV, Sponsored ADR	1,036,518

	Netherlands - 7.7%
252,119	ABN-Amro Holdings	6,205,743
79,217	Aegon NV	1,026,199
12,800	Akzo Nobel NV	504,411
5,101	Corio NV	284,865
5,025	DSM NV	344,014
83,200	Elsevier NV	1,159,310
700	Gamma Holding NV	29,592
11,783	Heineken NV	363,999
220,524	ING Groep NV	6,233,592
65,300	Koninklijke (Royal) Phillips Electronics NV	1,650,758
26,338	Koninklijke Ahold NV*	216,628
11,086	Koninklijke Wessanen NV	156,886
13,242	Oce NV	195,085
31,950	Royal Dutch Petroleum Co.	2,086,837
2,900	Wereldhave NV	309,203
77,100	Wolters Kluwer NV	1,475,315

		22,242,437

	Norway - 0.7%
51,600	DnB Nor ASA	538,441
3,500	Kvaerner ASA*	69,700
13,100	Norsk Hydro ASA	1,201,734
5,300	Orkla ASA	195,289
7,800	Yara International ASA	124,026

		2,129,190

	Singapore - 0.5%
94,000	Capitaland, Ltd.	132,610
249,000	ComfortDelgro Corp., Ltd.	249,435
43,000	DBS Group Holding, Ltd.	364,482
31,000	Fraser & Neave, Ltd.	288,492
15,000	Hotel Properties, Ltd.	11,114
16,000	Keppel Corp., Ltd.	118,550
20,000	Neptune Orient Lines, Ltd.	44,812
23,020	SembCorp Industries, Ltd.	36,432
43,000	Straits Trading Co., Ltd.	57,858
46,000	United Industrial Corp., Ltd.	27,130

		1,330,915

	South Korea - 0.6%
4,560	Samsung Electronics Co., Ltd., GDR (a) (b)	1,089,811
32,100	SK Telecom Co., Ltd., ADR (a)	654,840

		1,744,651

	Spain - 2.8%
629	Acciona SA	62,386
5,840	ACS, Actividades de Construccion y Servicios SA	163,456
32,200	Altadis SA	1,350,310

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Spain (continued)
179,000	Banco Popular Espanol SA	$2,162,929
71,911	Endesa SA	1,688,281
1,200	Fomento de Construcciones Y Contratas SA	67,624
47,716	Iberdrola SA	1,259,339
41,700	Repsol YPF SA	1,067,273
9,984	Sacyr Vallehermoso SA	235,364

		8,056,962

	Sweden - 1.7%
5,400	Atlas Copco AB - Class A	85,796
11,800	Electrolux AB, Class B	251,738
525,200	Ericsson AB, Class B	1,689,081
25,500	Hennes & Mauritz AB, Class B	898,514
7,000	Holmen AB, Class B	189,249
90,600	Nordea Bank AB*	824,212
18,400	Skanska AB, Class B*	227,508
4,400	SKF AB, Class B	45,102
37,400	Swedish Match AB	425,297
46,500	TeliaSonera AB	222,236

		4,858,733

	Switzerland - 6.5%
38,350	Adecco SA	1,745,832
6	Banque Cantonale Vaudoise	1,442
11,088	Credit Suisse Group	436,917
32,400	Holcim, Ltd.	1,969,989
10,700	Nestle SA	2,735,784
59,300	Novartis AG	2,822,049
21,900	Roche Holdings AG	2,768,975
2,173	Swisscom AG	708,044
39,140	UBS AG	3,051,019
527	Valora Holding AG*	119,236
15,533	Zurich Financial Services AG*	2,673,490

		19,032,777

	United Kingdom - 25.6%
17,100	Allied Domecq, Plc	206,940
12,590	Arriva, Plc	123,017
31,280	Astrazeneca, Plc	1,296,017
76,226	Aviva, Plc	850,036
367,513	Barclays, Plc	3,660,166
34,057	Barratt Developments, Plc	437,488
38,314	BBA Group, Plc	211,912
318,900	BG Group, Plc	2,624,286
83,354	Boots Group, Plc	910,097
109,722	BP Amoco Capital, Plc	1,142,915
99,600	British Land Co., Plc	1,564,254
426,547	BT Group, Plc	1,758,890
43,421	Cadbury Schweppes, Plc	414,926
517,631	Centrica, Plc	2,150,720
8,406	Cobham, Plc	213,250
23,300	Diageo, Plc	343,795
253,871	Dixons Group, Plc	714,590
17,973	Gallaher Group Plc	267,128
502,236	GlaxoSmithKline, Plc	12,164,861
16,360	GUS, Plc	258,260
13,001	Hanson Plc	$125,052
133,083	HBOS, Plc	2,053,135
306,400	HSBC Holdings, Plc	4,927,851
24,532	Imi, Plc	183,406
43,200	Imperial Tobacco Group, Plc	1,164,090
56,200	J Sainsbury, Plc	287,413
391,444	Kingfisher, Plc	1,726,429
313,682	Lloyds TSB Group, Plc	2,660,080
675,600	Morrison WM Supermarkets	2,252,924
292,918	National Grid Transco, Plc	2,841,105
25,320	Next, Plc	685,010
92,055	Northern Foods, Plc	260,764
539	Persimmon, Plc	7,547
92,300	Royal Bank of Scotland	2,789,994
82,540	Schroders, Plc	1,120,223
78,614	Scottish & Southern Energy, Plc	1,427,754
76,441	Scottish Power, Plc	680,440
14,500	Severn Trent, Plc	264,383
181,453	Shell Transportation & Trading Co., Plc	1,765,663
152,621	Smith & Nephew, Plc	1,507,682
27,814	Smith WH, Plc	182,012
92,000	Standard Chartered, Plc	1,682,410
12,158	Tate & Lyle, Plc	103,974
41,006	Taylor Woodrow, Plc	248,306
490,000	Tesco, Plc	2,800,208
13,200	The Berkeley Group Holdings, Plc	216,540
1,918,800	Vodafone Airtouch, Plc	4,678,564
45,608	Wimpey (George), Plc	358,963
142,424	Wolseley, Plc	2,997,749
102,808	WPP Group, Plc	1,058,914

		74,372,133

	Total Common Stocks (Cost $246,064,852)	283,623,407

Par Value
U.S. GOVERNMENT OBLIGATION - 0.2%

	U.S. Treasury Bill - 0.2%
$520,000	2.83%, 08/25/05 (c) (d)	517,752
20,000	2.90%, 08/25/05 (c) (d)	19,911

		537,663

	Total U.S. Government Obligation (Cost $537,663)	537,663

Shares
PREFERRED STOCKS - 0.3%

	Germany - 0.3%
3,869	RWE AG Preferred	221,258
15,200	Volkswagen AG Preferred	539,053

		760,311

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Italy - 0.0%
5,600	Fiat SpA Preferred*	$36,103

	Total Preferred Stocks (Cost $594,491)	796,414

RIGHTS - 0.0%
	Spain - 0.0%
9,984	Sacyr Vallehermoso SA*	7,367

	Thailand - 0.0%
100,421	TelecomAsia Corp., Public Co., Ltd.* (e)	0

	United Kingdom - 0.0%
332,400	Ti Automotive, Ltd.* (e)	0

	Total Rights (Cost $68,642)	7,367

Par Value
SHORT TERM INVESTMENTS (c) (f) - 6.0%
$326,464	Bank of America
	3.27%, 07/18/05	326,464
261,171	Barclays
	3.16%, 07/14/05	261,171
352,935	Barclays
	3.25%, 07/26/05	352,935
652,927	Calyon
	3.25%, 08/04/05	652,927
326,464	Clipper Receivables Corp.
	3.19%, 07/14/05	326,464
326,464	Compass Securitization
	3.16%, 07/11/05	326,464
652,927	Credit Suisse First Boston Corporation
	3.15%, 09/09/05	652,927
537,166	Credit Suisse First Boston Corporation
	3.20%, 07/18/05	537,166
2,611,707	Credit Suisse First Boston Corporation Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $2,611,956, collateralized by various corporate obligations with aggregate market value of $2,449,875.	2,611,707
391,756	Dexia Group
	3.24%, 07/21/05	391,756
326,463	First Tennessee National Corporation
	3.22%, 08/09/05	326,463
326,463	Fortis Bank
	3.11%, 07/05/05	326,463
326,463	Goldman Sachs Group, Inc.
	3.33%, 08/05/05	326,463
333,660	Goldman Sachs Group, Inc.
	3.32%, 12/28/05	333,660
3,779,818	Goldman Sachs Group, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $3,780,178, collateralized by various corporate obligations with aggregate market value of $3,849,909.	3,779,818
$326,463	Grampian Funding LLC
	3.28%, 07/13/05	$326,463
237,391	Greyhawk Funding
	3.31%, 08/09/05	237,391
326,463	HBOS Halifax Bank of Scotland
	3.15%, 08/08/05	326,463
326,463	HSBC Banking/Holdings Plc
	3.25%, 08/05/05	326,463
326,463	JP Morgan Chase & Co.
	3.20%, 07/20/05	326,463
652,927	Jupiter Securitization Corp.
	3.21%, 07/15/05	652,927
657,658	Lehman Brothers, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $657,658, collateralized by various corporate obligations with aggregate market value of $670,817.	657,658
326,463	Merrill Lynch & Co. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $326,463, collateralized by various corporate obligations with aggregate market value of $334,598.	326,463
326,463	Nordea Bank of Finland Plc (NY Branch)
	3.17%, 08/09/05	326,463
390,834	Park Avenue Receivables Corp.
	3.30%, 07/14/05	390,834
421,677	Prefco
	3.28%, 07/08/05	421,677
391,756	Rabobank Nederland
	3.25%, 08/08/05	391,756
326,463	Societe Generale
	3.24%, 08/09/05	326,463
269,518	The Bank of the West
	3.27%, 07/27/05	269,518
289,803	Toronto Dominion Bank
	3.25%, 08/02/05	289,803
384,871	Wells Fargo
	3.27%, 08/01/05	384,871

	Total Short Term Investments (Cost $17,514,524)	17,514,524

Total Investments - 104.2% (Cost $264,780,172)		302,479,375

Net Other Assets and Liabilities - (4.2)%		(12,213,835)

Total Net Assets - 100.0%		$290,265,540

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At June 30, 2005, these securities amounted to $1,089,811 or 0.4% of net assets.

(c)	Effective yield at time of purchase, except repurchase agreements.

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

(d)	Security has been deposited as initial margin on futures contracts. At June 30, 2005, the Portfolio’s open futures contracts were as follows:

Number of Contracts Purchased	Contract Type	Expiration Date	Aggregate Cost	Market Value at June 30, 2005
14	DAX Index	September-2005	$1,960,509	$1,956,901
48	MSCI SING Index	July-2005	1,504,118	1,498,853
22	TOPIX Index	September-2005	2,386,159	2,329,727
7	SP/MIB Index	September-2005	1,375,100	1,372,265

			$7,225,886	$7,157,746

Number of Contracts Sold	Contract Type	Expiration Date	Aggregate Cost	Market Value at June 30, 2005
23	S&P/TSE 60 Index	September-2005	$2,103,260	$2,087,190
15	FTSE 100 Index	September-2005	1,395,521	1,377,312

			$3,498,781	$3,464,502

(e)	Security has no value.

(f)	Investments made with cash collateral received from securities on loan.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

GDR	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $267,895,848. Net unrealized appreciation (depreciation) aggregated $34,583,527, of which $37,214,563 related to appreciated investment securities and $(2,631,036) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2005, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $31,994,522 and $74,007,073 of non-governmental issuers, respectively.

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

Contracts To Receive	Currency	Settlement Dates	Contracts At Value	In Exchange For U.S. $	Unrealized Appreciation (Depreciation)
1,945,810	CAD	08/26/05	$1,589,717	$1,550,436	$39,281
580,000	EUR	08/26/05	702,846	713,436	(10,590)
1,000,598,640	JPY	08/26/05	9,066,146	9,379,106	(312,960)
27,379,090	NOK	08/26/05	4,194,078	4,259,762	(65,684)
36,732,588	SEK	08/26/05	4,719,264	5,030,129	(310,865)
13,063,650	CHF	08/26/05	10,222,566	10,684,933	(462,367)

			$30,494,617	$31,617,802	$(1,123,185)

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

Contracts To Deliver	Currency	Settlement Dates	Contracts At Value	In Exchange For U.S. $	Unrealized Appreciation (Depreciation)
901,481	AUD	08/26/05	$685,038	$679,735	$(5,303)
3,555,273	GBP	08/26/05	6,362,848	6,479,861	117,013
785,540	CAD	08/26/05	641,782	631,782	(10,000)
267,716	DKK	08/26/05	43,536	45,314	1,778
13,189,576	EUR	08/26/05	15,983,181	16,588,257	605,076
13,266,616	HKD	08/26/05	1,707,104	1,704,421	(2,683)
96,411,000	JPY	08/26/05	873,553	912,394	38,841

			$26,297,042	$27,041,764	$744,722

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Industry Concentration of Investments

as a Percentage of Net Assets:

Agriculture	1.2%
Apparel	0.1
Auto Manufacturers	4.1
Auto Parts & Equipment	0.2
Banks	16.5
Beverages	0.8
Building Materials	2.7
Chemicals	2.8
Commercial Services	1.4
Cosmetics & Personal Care	0.7
Distribution & Wholesale	1.3
Diversified Financial Services	2.5
Electric	6.9
Electrical Components & Equipment	0.1
Electronics	1.5
Engineering & Construction	2.1
Entertainment	0.3
Environmental Control	0.1
Food	4.3
Gas	0.1
Health Care - Products	1.2
Holding Companies - Diversified	0.1
Home Furnishings	0.8
Household Products & Wares	0.1
Insurance	4.7
Iron & Steel	1.3
Machinery - Construction & Mining	0.1
Machinery - Diversified	0.5
Manufacturing - Miscellaneous	1.1
Media	1.2
Metal Fabricate & Hardware	0.2
Mining	1.2
Office & Business Equipment	0.9
Oil & Gas	10.9
Pharmaceuticals	12.1
Real Estate	1.7
Retail	2.4
Software	0.5
Telecommunications	6.0
Transportation	1.3
U.S. Treasury Bills	0.2
Short-Term Investments	6.0
Net Other Assets and Liabilities	(4.2)

Total	100.0%

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS - 98.5%
	Agriculture - 1.0%
74,379	Monsanto Co.	$4,676,208

	Apparel - 1.2%
98,800	Coach, Inc.*	3,316,716
25,800	NIKE, Inc., Class B	2,234,280

		5,550,996

	Banks - 1.9%
179,804	State Street Corp. (a)	8,675,543

	Beverages - 1.4%
78,200	Cadbury Schweppes, Plc, Sponsored ADR (a)	2,997,406
58,500	PepsiCo, Inc.	3,154,905

		6,152,311

	Biotechnology - 4.7%
217,957	Amgen, Inc.*	13,177,680
105,000	Genentech, Inc.*	8,429,400

		21,607,080

	Commercial Services - 2.1%
74,379	Certegy, Inc.	2,842,765
200,501	Paychex, Inc.	6,524,303

		9,367,068

	Computers - 3.8%
95,200	Apple Computer, Inc.*	3,504,312
282,094	Dell, Inc.*	11,145,534
39,000	Research In Motion*	2,876,250

		17,526,096

	Cosmetics & Personal Care - 1.8%
62,100	Estee Lauder Cos., Inc., Class A	2,429,973
47,600	Gillette Co.	2,409,988
65,000	Procter & Gamble Co.	3,428,750

		8,268,711

	Diversified Financial Services - 8.4%
171,381	American Express Co.	9,122,611
296,900	Charles Schwab Corp.	3,349,032
93,782	Citigroup, Inc.	4,335,542
77,613	Fannie Mae	4,532,599
24,900	Goldman Sachs and Co.	2,540,298
62,400	Merrill Lynch & Co., Inc.	3,432,624
100,000	Morgan (J.P.) & Co., Inc.	3,532,000
151,993	SLM Corp.	7,721,244

		38,565,950

	Electrical Components & Equipment - 1.5%
300,751	Molex Inc., Class A	7,061,633

	Electronics - 0.4%
80,300	Agilent Technologies, Inc.* (a)	$1,848,506

	Food - 1.2%
45,900	Whole Foods Market, Inc.	5,429,970

	Health Care - Products - 5.5%
34,700	Alcon, Inc.	3,794,445
119,654	Johnson & Johnson	7,777,510
95,076	Medtronic, Inc.	4,923,986
75,000	St. Jude Medical, Inc.*	3,270,750
69,852	Zimmer Holdings, Inc.*	5,320,627

		25,087,318

	Health Care - Services - 3.6%
106,718	Lincare Holding, Inc.* (a)	4,358,363
235,491	UnitedHealth Group, Inc.	12,278,501

		16,636,864

	Insurance - 3.1%
168,162	AFLAC, Inc.	7,278,051
29,500	CIGNA Corp.	3,157,385
56,800	Wellpoint, Inc.*	3,955,552

		14,390,988

	Internet - 7.1%
245,481	eBay, Inc.*	8,103,328
30,300	Google, Inc., Class A* (a)	8,912,745
168,162	InterActiveCorp* (a)	4,044,296
327,752	Yahoo!, Inc.*	11,356,607

		32,416,976

	Leisure Time - 1.7%
145,525	Carnival Corp. (a)	7,938,389

	Manufacturing - Miscellaneous - 3.3%
206,969	Dover Corp.	7,529,532
224,300	General Electric Co.	7,771,995

		15,301,527

	Media - 4.8%
232,840	Comcast Corp., Special Class A*	6,973,558
139,057	Liberty Global, Inc. Class A*	6,489,790
840,810	Liberty Media Group, Class A*	8,567,854

		22,031,202

	Oil & Gas - 0.6%
59,000	Suncor Energy, Inc. (a)	2,791,880

	Oil & Gas Services - 3.6%
216,622	Schlumberger, Ltd. (a)	16,450,275

	Pharmaceuticals - 7.3%
81,500	Caremax Rx, Inc.*	3,628,380

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Pharmaceuticals (continued)
62,100	Gilead Sciences, Inc.*	$2,731,779
69,200	Lilly (Eli) & Co.	3,855,132
92,700	Novartis AG, Sponsored ADR	4,397,688
380,941	Pfizer, Inc.	10,506,353
93,100	Roche Holding AG, Sponsored ADR	5,893,696
56,100	Sanofi-Aventis, ADR	2,299,539

		33,312,567

	Retail - 6.8%
162,300	Chico’s FAS, Inc.* (a)	5,563,644
40,600	Federated Department Stores, Inc. (a)	2,975,168
187,565	Home Depot, Inc.	7,296,279
53,100	Lowes Cos., Inc. (a)	3,091,482
36,900	PETsMART, Inc.	1,119,915
65,400	Starbucks Corp.*	3,378,564
108,900	Target Corp.	5,925,249
43,800	Williams-Sonoma, Inc.*	1,733,166

		31,083,467

	Semiconductors - 5.3%
68,558	Analog Devices, Inc. (a)	2,557,899
164,100	Applied Materials, Inc.	2,655,138
334,118	Intel Corp.	8,707,115
96,000	Marvell Technology Group, Ltd.*	3,651,840
88,300	Maxim Integrated Products, Inc.	3,373,943
119,500	Texas Instruments, Inc.	3,354,365

		24,300,300

	Software - 10.2%
150,700	Adobe Systems, Inc. (a)	4,313,034
86,500	Electronic Arts, Inc.* (a)	4,896,765
236,074	First Data Corp.	9,476,010
214,730	Intuit, Inc.* (a)	9,686,470
59,400	Mercury Interactive Corp.*	2,278,584
451,355	Microsoft Corp.	11,211,658
50,600	NAVTEQ Corp.*	1,881,308
66,500	SAP AG, Sponsored ADR (a)	2,879,450

		46,623,279

	Telecommunications - 6.2%
489,250	Cisco Systems, Inc.*	9,349,568
126,300	Nextel Communications, Inc., Class A* (a)	4,080,753
197,220	Qualcomm, Inc.	6,510,232
349,260	Vodafone Group, Plc, Sponsored ADR	8,494,003

		28,434,556

	Total Common Stocks (Cost $404,635,381)	451,529,660

INVESTMENT COMPANY - 1.5%
6,709,720	Marshall Money Market Fund	6,709,720

	Total Investment Company (Cost $6,709,720)	6,709,720

Par Value		Value (Note 2)
SHORT TERM INVESTMENTS (b) (c) - 11.1%
$946,737	Bank of America
	3.27%, 07/18/05	$946,737
757,390	Barclays
	3.16%, 07/14/05	757,390
1,023,503	Barclays
	3.25%, 07/26/05	1,023,503
1,893,474	Calyon
	3.25%, 08/04/05	1,893,474
946,737	Clipper Receivables Corp.
	3.19%, 07/14/05	946,737
946,737	Compass Securitization
	3.16%, 07/11/05	946,737
1,893,474	Credit Suisse First Boston Corporation
	3.15%, 09/09/05	1,893,474
1,557,770	Credit Suisse First Boston Corporation
	3.20%, 07/18/05	1,557,770
7,573,894	Credit Suisse First Boston Corporation Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $7,574,626, collateralized by various corporate obligations with aggregate market value of $7,104,586.	7,573,894
1,136,084	Dexia Group
	3.24%, 07/21/05	1,136,084
946,737	First Tennessee National Corporation
	3.22%, 08/09/05	946,737
946,737	Fortis Bank
	3.11%, 07/05/05	946,737
967,608	Goldman Sachs Group, Inc.
	3.32%, 12/28/05	967,608
946,737	Goldman Sachs Group, Inc.
	3.33%, 08/05/05	946,737
10,961,391	Goldman Sachs Group, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $10,962,450, collateralized by various corporate obligations with aggregate market value of $11,164,652.	10,961,391
946,737	Grampian Funding LLC
	3.28%, 07/13/05	946,737
688,429	Greyhawk Funding
	3.31%, 08/09/05	688,429
946,736	HBOS Halifax Bank of Scotland
	3.15%, 08/08/05	946,736
946,736	HSBC Banking/Holdings Plc
	3.25%, 08/05/05	946,736
946,736	JP Morgan Chase & Co.
	3.20%, 07/20/05	946,736
1,893,474	Jupiter Securitization Corp.
	3.21%, 07/15/05	1,893,474
1,907,193	Lehman Brothers, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $1,907,377, collateralized by various corporate obligations with aggregate market value of $1,945,357.	1,907,193
946,736	Merrill Lynch & Co. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $946,827, collateralized by various corporate obligations with aggregate market value of $970,325.	946,736

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Value (Note 2)
SHORT TERM INVESTMENTS (b) (c) (continued)
$946,736	Nordea Bank of Finland Plc (NY Branch)
	3.17%, 08/09/05	$946,736
1,133,409	Park Avenue Receivables Corp.
	3.30%, 07/14/05	1,133,409
1,222,853	Prefco
	3.28%, 07/08/05	1,222,853
1,136,084	Rabobank Nederland
	3.25%, 08/08/05	1,136,084
946,736	Societe Generale
	3.24%, 08/09/05	946,736
781,595	The Bank of the West
	3.27%, 07/27/05	781,595
840,421	Toronto Dominion Bank
	3.25%, 08/02/05	840,421
1,116,117	Wells Fargo
	3.27%, 08/01/05	1,116,117

	Total Short Term Investments (Cost $50,791,738)	50,791,738

Total Investments - 111.1% (Cost $462,136,839)		509,031,118

Net Other Assets and Liabilities - (11.1)%		(50,831,248)

Total Net Assets - 100.0%		$458,199,870

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at period end.

(b)	Investments made with cash collateral received from securities on loan.

(c)	Effective yield at time of purchase, except repurchase agreements.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $466,796,628. Net unrealized appreciation (depreciation) aggregated $42,234,490, of which $55,433,956 related to appreciated investment securities and $(13,199,466) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2005, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $101,288,756 and $156,629,745 of non-governmental issuers, respectively.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets:

Communications	18.1%
Consumer Cyclical	9.7
Consumer Non-Cyclical	28.6
Energy	4.2
Financial	14.9
Industrial	5.2
Technology	19.3
Short-Term Investments	11.1
Net Other Assets and Liabilities	(11.1)

Total	100.0%

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS - 97.3%
	Advertising - 1.1%
32,400	Lamar Advertising Co.*	$1,385,748
24,900	Omnicom Group, Inc.	1,988,514

		3,374,262

	Aerospace & Defense - 1.6%
45,100	Lockheed Martin Corp.	2,925,637
32,200	Northrop Grumman Corp.	1,779,050

		4,704,687

	Auto Parts & Equipment - 0.7%
3,700	BorgWarner, Inc.	198,579
31,400	Johnson Controls, Inc.	1,768,762

		1,967,341

	Banks - 6.1%
58,556	Bank of America Corp.	2,670,739
49,400	Fifth Third Bancorp	2,035,774
106,100	Mellon Financial Corp.	3,044,009
38,000	Northern Trust Corp.	1,732,420
47,800	PNC Bank Corp.	2,603,188
95,500	Wells Fargo & Co.	5,880,890

		17,967,020

	Beverages - 1.7%
95,920	PepsiCo, Inc.	5,172,966

	Biotechnology - 1.1%
53,240	Amgen, Inc.*	3,218,890

	Building Materials - 2.0%
49,800	Martin Marietta Materials, Inc.	3,442,176
82,500	Masco Corp. (a)	2,620,200

		6,062,376

	Commercial Services - 3.1%
247,700	Cendant Corp.	5,541,049
49,600	Moody’s Corp.	2,230,016
37,000	Valassis Communications, Inc.*	1,370,850

		9,141,915

	Computers - 2.5%
114,090	Dell, Inc.*	4,507,696
79,450	EMC Corp.*	1,089,259
78,300	Hewlett-Packard Co.	1,840,833

		7,437,788

	Cosmetics & Personal Care - 1.6%
45,040	Avon Products, Inc.	1,704,764
24,600	Kimberly-Clark Corp.	1,539,714
26,800	Procter & Gamble Co. (a)	1,413,700

		4,658,178

	Diversified Financial Services - 13.4%
296,770	Charles Schwab Corp.	$3,347,566
194,482	Citigroup, Inc.	8,990,903
53,290	Fannie Mae	3,112,136
166,460	Freddie Mac	10,858,186
124,060	MBNA Corp.	3,245,410
148,500	Morgan (J.P.) & Co., Inc.	5,245,020
94,800	Morgan Stanley Dean Witter & Co.	4,974,156

		39,773,377

	Electric - 4.0%
79,200	American Electric Power, Inc.	2,920,104
64,000	Exelon Corp. (a)	3,285,120
69,200	FirstEnergy Corp.	3,329,212
30,600	NiSource, Inc.	756,738
63,000	Pepco Holdings, Inc.	1,508,220

		11,799,394

	Food - 2.4%
104,400	Albertson’s, Inc. (a)	2,158,992
106,700	Kroger Co.* (a)	2,030,501
40,810	Wrigley (Wm.) Jr. Co.	2,809,360

		6,998,853

	Gas - 0.5%
33,900	Sempra Energy	1,400,409

	Health Care - Products - 3.5%
10,830	Fisher Scientific International, Inc.*	702,867
38,900	Johnson & Johnson	2,528,500
60,560	Medtronic, Inc.	3,136,402
45,140	Stryker Corp.	2,146,858
23,600	Zimmer Holdings, Inc.*	1,797,612

		10,312,239

	Health Care - Services - 1.4%
80,000	UnitedHealth Group, Inc.	4,171,200

	Insurance - 3.3%
38,800	AFLAC, Inc.	1,679,264
44,100	Allstate Corp.	2,634,975
35,000	American International Group, Inc.	2,033,500
32,900	Hartford Financial Services Group, Inc.	2,460,262
27,810	Willis Group Holdings, Ltd.	909,943

		9,717,944

	Internet - 1.5%
5,040	Google, Inc., Class A* (a)	1,482,516
69,800	InterActiveCorp* (a)	1,678,690
40,570	Yahoo!, Inc.*	1,405,750

		4,566,956

	Leisure Time - 0.9%
50,600	Carnival Corp.	2,760,230

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Lodging - 2.5%
42,640	Harrah’s Entertainment, Inc. (a)	$3,073,065
43,900	Marriott International, Inc., Class A	2,994,858
23,300	Starwood Hotels & Resorts Worldwide, Inc.	1,364,681

		7,432,604

	Manufacturing - Miscellaneous - 1.7%
37,900	Illinois Tool Works, Inc.	3,019,872
66,210	Tyco International, Ltd.	1,933,332

		4,953,204

	Media - 8.0%
72,270	Clear Channel Communications, Inc.	2,235,311
42,700	Comcast Corp., Special Class A*	1,278,865
40,900	DIRECTV Group (The), Inc.*	633,950
26,810	Echostar Communications Corp.	808,321
106,760	McGraw-Hill Cos., Inc.	4,724,130
338,580	Time Warner, Inc.*	5,657,672
164,430	Univision Communications, Inc.* (a)	4,530,047
117,920	Viacom, Inc., Class B	3,775,798

		23,644,094

	Oil & Gas - 3.9%
125,000	Exxon Mobil Corp.	7,183,750
83,100	Marathon Oil Corp.	4,435,047

		11,618,797

	Oil & Gas Services - 1.3%
17,100	Baker Hughes, Inc.	874,836
37,780	Schlumberger, Ltd.	2,869,013

		3,743,849

	Pharmaceuticals - 6.6%
59,500	Bristol-Myers Squibb Co.	1,486,310
89,700	Caremax Rx, Inc.*	3,993,444
27,400	Cephalon, Inc.* (a)	1,090,794
26,210	Lilly (Eli) & Co.	1,460,159
79,880	Medco Health Solutions, Inc.*	4,262,397
79,140	Pfizer, Inc.	2,182,681
114,110	Wyeth Corp.	5,077,895

		19,553,680

	Retail - 4.9%
55,400	Costco Wholesale Corp.	2,483,028
68,080	Lowes Cos., Inc. (a)	3,963,618
44,000	Office Depot, Inc.*	1,004,960
29,130	Target Corp.	1,584,963
111,990	Wal-Mart Stores, Inc.	5,397,918

		14,434,487

	Savings & Loans - 0.3%
16,070	Golden West Financial Corp.	1,034,587

	Semiconductors - 1.6%
67,900	Intel Corp.	1,769,474
78,150	Linear Technology Corp.	2,867,324

		4,636,798

	Software - 6.1%
48,360	Electronic Arts, Inc.*	$2,737,660
149,990	First Data Corp.	6,020,599
376,100	Microsoft Corp.	9,342,324

		18,100,583

	Telecommunications - 6.8%
41,320	American Tower Corp., Class A* (a)	868,546
214,440	Cisco Systems, Inc.*	4,097,948
97,880	Crown Castle International Corp.*	1,988,922
154,400	Nextel Communications, Inc., Class A* (a)	4,988,664
165,150	Qualcomm, Inc.	5,451,602
115,700	SBC Communications, Inc.	2,747,875

		20,143,557

	Transportation - 1.2%
45,800	Burlington Northern Santa Fe Corp.	2,156,264
17,400	FedEx Corp.	1,409,574

		3,565,838

	Total Common Stocks (Cost $249,491,119)	288,068,103

EXCHANGE-TRADED FUND - 1.5%
37,100	SPDR Trust Series 1 (a)	4,419,352

	Total Exchange-Traded Fund (Cost $4,510,885)	4,419,352

Par Value

SHORT TERM INVESTMENTS (b) (c) - 9.2%
$508,618	Bank of America
	3.27%, 07/18/05	508,618
406,894	Barclays
	3.16%, 07/14/05	406,894
549,859	Barclays
	3.25%, 07/26/05	549,859
1,017,236	Calyon
	3.25%, 08/04/05	1,017,236
508,618	Clipper Receivables Corp.
	3.19%, 07/14/05	508,618
508,618	Compass Securitization
	3.16%, 07/11/05	508,618
1,017,236	Credit Suisse First Boston Corporation
	3.15%, 09/09/05	1,017,236
836,885	Credit Suisse First Boston Corporation
	3.20%, 07/18/05	836,885
4,068,943	Credit Suisse First Boston Corporation Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $4,069,331, collateralized by various corporate obligations with aggregate market value of $3,816,816.	4,068,943
610,342	Dexia Group
	3.24%, 07/21/05	610,342
508,618	First Tennessee National Corporation
	3.22%, 08/09/05	508,618

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Value (Note 2)

SHORT TERM INVESTMENTS (b) (c) (continued)
$508,618	Fortis Bank
	3.11%, 07/05/05	$508,618
519,830	Goldman Sachs Group, Inc
	3.32%, 12/28/05	519,830
508,618	Goldman Sachs Group, Inc.
	3.33%, 08/05/05	508,618
5,888,817	Goldman Sachs Group, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $5,889,378, collateralized by various corporate obligations with aggregate market value of $5,998,016.	5,888,817
508,618	Grampian Funding LLC
	3.28%, 07/13/05	508,618
369,847	Greyhawk Funding
	3.31%, 08/09/05	369,847
508,618	HBOS Halifax Bank of Scotland
	3.15%, 08/08/05	508,618
508,618	HSBC Banking/Holdings Plc
	3.25%, 08/05/05	508,618
508,618	JP Morgan Chase & Co.
	3.20%, 07/20/05	508,618
1,017,236	Jupiter Securitization Corp.
	3.21%, 07/15/05	1,017,236
1,024,606	Lehman Brothers, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $1,024,704, collateralized by various corporate obligations with aggregate market value of $1,045,109.	1,024,606
508,618	Merrill Lynch & Co. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $508,666, collateralized by various corporate obligations with aggregate market value of $521,290.	508,618
508,618	Nordea Bank of Finland Plc (NY Branch)
	3.17%, 08/09/05	508,618
608,904	Park Avenue Receivables Corp.
	3.30%, 07/14/05	608,904
656,957	Prefco
	3.28%, 07/08/05	656,957
610,342	Rabobank Nederland
	3.25%, 08/08/05	610,342
508,618	Societe Generale
	3.24%, 08/09/05	508,618
419,898	The Bank of the West
	3.27%, 07/27/05	419,898
451,502	Toronto Dominion Bank
	3.25%, 08/02/05	451,502
599,614	Wells Fargo
	3.27%, 08/01/05	599,614

	Total Short Term Investments (Cost $27,286,982)	27,286,982

Total Investments - 108.0% (Cost $281,288,986)		319,774,437

Net Other Assets and Liabilities - (8.0)%		(23,567,351)

Total Net Assets - 100.0%		$296,207,086

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at period end.

(b)	Investments made with cash collateral received from securities on loan.

(c)	Effective yield at time of purchase, except repurchase agreements.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $287,208,320. Net unrealized appreciation (depreciation) aggregated $32,566,117, of which $41,994,216 related to appreciated investment securities and $(9,428,099) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2005, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $61,668,915 and $98,153,903 of non-governmental issuers, respectively

Industry/Sector Concentration of Investments

as a Percentage of Net Assets:

Communications	17.4%
Consumer Cyclical	9.0
Consumer Non-Cyclical	21.4
Energy	5.2
Financial	24.6
Industrial	6.5
Technology	10.2
Utilities	4.5
Short-Term Investments	9.2
Net Other Assets and Liabilities	(8.0)

Total	100.0%

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Shares		Value (Note 2)

COMMON STOCKS - 99.0%
	Advertising - 0.2%
20,000	Interpublic Group of Companies, Inc.*	$243,600
8,700	Omnicom Group, Inc.	694,782

		938,382

	Aerospace & Defense - 2.0%
39,138	Boeing Co.	2,583,108
9,500	General Dynamics Corp.	1,040,630
5,700	Goodrich Corp.	233,472
5,600	L-3 Communications Holdings, Inc.	428,848
19,182	Lockheed Martin Corp.	1,244,336
16,992	Northrop Grumman Corp.	938,808
21,400	Raytheon Co.	837,168
8,400	Rockwell Collins, Inc.	400,512
48,500	United Technologies Corp.	2,490,475

		10,197,357

	Agriculture - 1.5%
98,100	Altria Group, Inc.	6,343,146
12,727	Monsanto Co.	800,146
5,500	Reynolds American, Inc. (a)	433,400
7,800	UST, Inc.	356,148

		7,932,840

	Airlines - 0.1%
6,800	Delta Air Lines, Inc.* (a)	25,568
34,918	Southwest Airlines, Inc.	486,408

		511,976

	Apparel - 0.4%
17,800	Coach, Inc.*	597,546
5,700	Jones Apparel Group, Inc.	176,928
5,100	Liz Claiborne, Inc.	202,776
10,800	NIKE, Inc., Class B	935,280
2,700	Reebok International, Ltd.	112,941
4,700	V.F. Corp.	268,934

		2,294,405

	Auto Manufacturers - 0.5%
87,181	Ford Motor Co. (a)	892,733
26,800	General Motors Corp. (a)	911,200
3,100	Navistar International Corp.*	99,200
8,230	Paccar, Inc.	559,640

		2,462,773

	Auto Parts & Equipment - 0.2%
3,000	Cooper Tire & Rubber Co. (a)	55,710
7,109	Dana Corp.	106,706
26,528	Delphi Automotive Systems Corp.	123,355
8,300	Goodyear Tire & Rubber Co.* (a)	123,670
9,100	Johnson Controls, Inc.	512,603
6,036	Visteon Corp. (a)	36,397

		958,441

	Banks - 6.3%
16,700	Amsouth Bancorp	$434,200
190,542	Bank of America Corp.	8,690,621
36,900	Bank of New York Co., Inc.	1,061,982
25,900	BB&T Corp. (a)	1,035,223
8,050	Comerica, Inc.	465,290
5,900	Compass Bancshares, Inc.	265,500
24,705	Fifth Third Bancorp (a)	1,018,093
5,900	First Horizon National Corp.	248,980
10,949	Huntington Bancshares, Inc. (a)	264,309
19,300	KeyCorp	639,795
4,700	M & T Bank Corp. (a)	494,252
10,100	Marshall & Ilsley Corp.	448,945
20,000	Mellon Financial Corp.	573,800
28,100	National City Corp.	958,772
22,550	North Fork Bancorp., Inc.	633,429
9,600	Northern Trust Corp.	437,664
13,400	PNC Bank Corp.	729,764
21,955	Regions Financial Corp.	743,835
15,700	State Street Corp.	757,525
16,100	Suntrust Banks, Inc. (a)	1,163,064
14,700	Synovus Financial Corp. (a)	421,449
86,834	U.S. Bancorp	2,535,553
74,727	Wachovia Corp.	3,706,459
79,930	Wells Fargo & Co.	4,922,089
4,300	Zions Bancorp.	316,179

		32,966,772

	Beverages - 2.2%
36,800	Anheuser-Busch Companies, Inc.	1,683,600
4,300	Brown Forman Corp., Class B	259,978
107,200	Coca-Cola Co.	4,475,600
16,700	Coca-Cola Enterprises, Inc.	367,567
3,700	Molson Coors Brewing Co., Class B	229,400
9,300	Pepsi Bottling Group, Inc.	266,073
79,310	PepsiCo, Inc.	4,277,188

		11,559,406

	Biotechnology - 1.1%
58,608	Amgen, Inc.*	3,543,440
9,300	Applied Biosystems Group - Applera Corp.	182,931
16,285	Biogen Idec, Inc.* (a)	561,018
7,000	Chiron Corp.*	244,230
12,000	Genzyme Corp.*	721,080
11,700	Medimmune, Inc.*	312,624
2,400	Millipore Corp.*	136,152

		5,701,475

	Building Materials - 0.3%
8,500	American Standard Companies, Inc.	356,320
20,500	Masco Corp.	651,080
4,900	Vulcan Materials Co.	318,451

		1,325,851

	Chemicals - 1.6%
10,900	Air Products & Chemicals, Inc.	657,270

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Chemicals (continued)
3,200	Ashland, Inc.	$229,984
4,800	Avery Dennison Corp.	254,208
45,577	Dow Chemical Co.	2,029,544
47,200	Du Pont (E.I.) De Nemours and Co.	2,030,072
3,800	Eastman Chemical Co.	209,570
10,400	Ecolab, Inc. (a)	336,544
5,650	Engelhard Corp.	161,307
2,400	Great Lakes Chemical Corp.	75,528
5,300	Hercules, Inc.*	74,995
4,200	International Flavors & Fragrances, Inc.	152,124
8,100	PPG Industries, Inc.	508,356
15,300	Praxair, Inc.	712,980
9,175	Rohm & Haas Co.	425,169
5,900	Sherwin Williams Co.	277,831
3,300	Sigma Aldrich Corp.	184,932

		8,320,414

	Commercial Services - 0.9%
7,800	Apollo Group, Inc.*	610,116
49,733	Cendant Corp.	1,112,527
6,700	Convergys Corp.*	95,274
6,100	Equifax, Inc.	217,831
7,800	H&R Block, Inc.	455,130
14,014	McKesson Corp.	627,687
13,100	Moody’s Corp.	588,976
16,850	Paychex, Inc.	548,299
10,100	R. R. Donnelley & Sons Co.	348,551
7,500	Robert Half International, Inc.	187,275

		4,791,666

	Computers - 3.8%
6,000	Affiliated Computer Services, Class A*	306,600
39,000	Apple Computer, Inc.*	1,435,590
8,700	Computer Sciences Corp.*	380,190
114,700	Dell, Inc.*	4,531,797
24,500	Electronic Data Systems Corp.	471,625
113,800	EMC Corp.*	1,560,198
14,060	Gateway, Inc.*	46,398
136,698	Hewlett-Packard Co.	3,213,770
76,500	International Business Machines Corp.	5,676,300
6,000	Lexmark International Group, Inc.*	388,980
8,800	NCR Corp.*	309,056
17,300	Network Appliance, Inc.* (a)	489,071
161,300	Sun Microsystems, Inc.*	601,649
13,700	SunGard Data Systems, Inc.*	481,829
16,000	Unisys Corp.*	101,280

		19,994,333

	Cosmetics & Personal Care - 2.4%
4,050	Alberto-Culver Co.	175,486
22,400	Avon Products, Inc.	847,840
24,800	Colgate-Palmolive Co.	1,237,768
47,300	Gillette Co.	2,394,799
22,640	Kimberly-Clark Corp.	1,417,038
117,300	Procter & Gamble Co.	6,187,575

		12,260,506

	Distribution & Wholesale - 0.1%
8,250	Genuine Parts Co.	$338,992
4,000	W.W. Grainger, Inc.	219,160

		558,152

	Diversified Financial Services - 8.0%
55,500	American Express Co.	2,954,265
5,452	Bear Stearns Cos., Inc.	566,681
11,937	Capital One Financial Corp. (a)	955,079
53,900	Charles Schwab Corp.	607,992
10,000	CIT Group, Inc.	429,700
246,440	Citigroup, Inc.	11,392,921
27,798	Countrywide Financial Corp.	1,073,281
17,400	E*TRADE Financial Corp.*	243,426
45,900	Fannie Mae	2,680,560
4,500	Federated Investors, Inc., Class B	135,045
9,430	Franklin Resources, Inc.	725,921
32,700	Freddie Mac	2,133,021
21,000	Goldman Sachs and Co.	2,142,420
10,700	Janus Capital Group, Inc. (a)	160,928
13,100	Lehman Brothers Holdings, Inc.	1,300,568
59,977	MBNA Corp.	1,568,998
44,800	Merrill Lynch & Co., Inc.	2,464,448
166,725	Morgan (J.P.) & Co., Inc.	5,888,727
51,934	Morgan Stanley Dean Witter & Co.	2,724,977
13,900	Providian Financial Corp.*	245,057
19,871	SLM Corp.	1,009,447
5,900	T. Rowe Price Group, Inc.	369,340

		41,772,802

	Electric - 3.2%
30,900	AES Corp.*	506,142
7,700	Allegheny Energy, Inc.*	194,194
9,600	Ameren Corp.	530,880
18,140	American Electric Power, Inc.	668,822
25,400	Calpine Corp.* (a)	86,360
13,698	CenterPoint Energy, Inc.	180,951
9,443	Cinergy Corp.	423,235
10,300	CMS Energy Corp.* (a)	155,118
11,500	Consolidated Edison, Inc.	538,660
8,450	Constellation Energy Group, Inc.	487,480
16,150	Dominion Resources, Inc.	1,185,248
8,300	DTE Energy Co. (a)	388,191
43,834	Duke Energy Corp. (a)	1,303,185
15,400	Edison International	624,470
10,100	Entergy Corp.	763,055
31,700	Exelon Corp.	1,627,161
15,600	FirstEnergy Corp.	750,516
18,600	Florida Power & Light Group Capital, Inc.	782,316
12,800	NiSource, Inc.	316,544
17,500	PG&E Corp.	656,950
4,700	Pinnacle West Capital Corp.	208,915
9,000	PPL Corp.	534,420
11,777	Progress Energy, Inc.	532,791
11,300	Public Service Enterprise Group, Inc.	687,266
35,300	Southern Co.	1,223,851
9,800	TECO Energy, Inc.	185,318

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Electric (continued)
11,340	TXU Corp.	$942,241
19,010	Xcel Energy, Inc. (a)	371,075

		16,855,355

	Electrical Components & Equipment - 0.3%
8,600	American Power Conversion Corp.	202,874
19,800	Emerson Electric Co.	1,240,074
7,925	Molex, Inc. (a)	206,367

		1,649,315

	Electronics - 0.5%
20,424	Agilent Technologies, Inc.*	470,160
19,016	Freescale Semiconductor, Class B*	402,759
8,700	Jabil Circuit, Inc.*	267,351
5,675	Parker-Hannifin Corp.	351,907
6,100	PerkinElmer, Inc.	115,290
24,900	Sanmina Corp.*	136,203
46,000	Solectron Corp.*	174,340
11,500	Symbol Technologies, Inc.	113,505
4,200	Tektronix, Inc.	97,734
7,600	Thermo Electron Corp.*	204,212
5,600	Waters Corp.*	208,152

		2,541,613

	Engineering & Construction - 0.0%
4,100	Fluor Corp.	236,119

	Entertainment - 0.5%
16,300	International Game Technology	458,845
136,600	News Corp. Inc., Class A	2,210,188

		2,669,033

	Environmental Control - 0.2%
12,800	Allied Waste Industries, Inc.* (a)	101,504
26,935	Waste Management, Inc.	763,338

		864,842

	Food - 1.7%
17,442	Albertson’s, Inc. (a)	360,701
29,549	Archer-Daniels-Midland Co.	631,758
15,400	Campbell Soup Co.	473,858
24,500	Conagra, Inc.	567,420
17,500	General Mills, Inc.	818,825
16,600	H.J. Heinz Co.	587,972
10,300	Hershey Co., (The)	639,630
16,600	Kellogg Co.	737,704
34,500	Kroger Co.*	656,535
6,400	McCormick & Co., Inc.	209,152
21,200	Safeway, Inc. (a)	478,908
37,300	Sara Lee Corp.	738,913
6,400	Supervalu, Inc.	208,704
30,000	Sysco Corp.	1,085,700
9,300	Wrigley (Wm.) Jr. Co.	640,212

		8,835,992

	Forest Products & Paper - 0.5%
12,302	Georgia-Pacific Corp.	$391,204
23,240	International Paper Co.	702,080
5,200	Louisiana Pacific Corp. (a)	127,816
8,798	MeadWestvaco Corp.	246,696
5,900	Temple Inland, Inc.	219,185
11,600	Weyerhaeuser Co.	738,340

		2,425,321

	Gas - 0.2%
8,200	KeySpan Energy Corp. (a)	333,740
2,100	Nicor, Inc. (a)	86,457
1,800	Peoples Energy Corp.	78,228
11,313	Sempra Energy	467,340

		965,765

	Hand & Machine Tools - 0.1%
3,800	Black & Decker Corp. (a)	341,430
2,700	Snap-On, Inc.	92,610
3,600	Stanley Works	163,944

		597,984

	Health Care - Products - 3.8%
2,600	Bausch & Lomb, Inc.	215,800
29,400	Baxter International, Inc.	1,090,740
12,000	Becton, Dickinson & Co.	629,640
11,925	Biomet, Inc.	413,082
35,500	Boston Scientific Corp.*	958,500
5,000	C.R. Bard, Inc.	332,550
5,700	Fisher Scientific International, Inc.*	369,930
15,400	Guidant Corp.	1,036,420
140,860	Johnson & Johnson	9,155,900
57,300	Medtronic, Inc.	2,967,567
17,200	St. Jude Medical, Inc.*	750,092
17,800	Stryker Corp.	846,568
11,770	Zimmer Holdings, Inc.*	896,521

		19,663,310

	Health Care - Services - 1.4%
13,796	Aetna, Inc.	1,142,585
19,900	HCA - The Healthcare Corporation	1,127,733
11,600	Health Management Associates, Inc., Class A (a)	303,688
7,700	Humana, Inc.* (a)	305,998
6,400	Laboratory Corp. of America Holdings*	319,360
4,100	Manor Care, Inc.	162,893
8,600	Quest Diagnostics, Inc.	458,122
22,150	Tenet Healthcare Corp.* (a)	271,116
60,000	UnitedHealth Group, Inc.	3,128,400

		7,219,895

	Home Builders - 0.2%
6,100	Centex Corp.	431,087
4,000	KB Home (a)	304,920
5,600	Pulte Corp.	471,800

		1,207,807

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Home Furnishings - 0.1%
3,700	Maytag Corp. (a)	$57,942
3,200	Whirlpool Corp. (a)	224,352

		282,294

	Household Products & Wares - 0.3%
7,300	Clorox Co.	406,756
6,900	Fortune Brands, Inc.	612,720
13,033	Newell Rubbermaid, Inc.	310,707

		1,330,183

	Insurance - 5.0%
13,600	ACE, Ltd.	609,960
23,800	AFLAC, Inc.	1,030,064
31,638	Allstate Corp.	1,890,370
5,100	AMBAC Financial Group, Inc.	355,776
122,979	American International Group, Inc.	7,145,080
15,050	AON Corp. (a)	376,852
9,300	Chubb Corp.	796,173
6,200	CIGNA Corp.	663,586
7,868	Cincinnati Financial Corp.	311,258
14,100	Hartford Financial Services Group, Inc.	1,054,398
6,400	Jefferson Pilot Corp.	322,688
8,200	Lincoln National Corp.	384,744
7,600	Loews Corp.	589,000
25,200	Marsh & McLennan Cos., Inc.	698,040
6,450	MBIA, Inc. (a)	382,550
34,700	MetLife, Inc.	1,559,418
4,500	MGIC Investment Corp.	293,490
13,900	Principal Financial Group, Inc.	582,410
9,400	Progressive Corp.	928,814
24,700	Prudential Financial, Inc.	1,621,802
6,000	SAFECO Corp.	326,040
31,890	St. Paul Travelers Cos., Inc.	1,260,612
4,900	Torchmark Corp.	255,780
14,018	UnumProvident Corp. (a)	256,810
29,000	Wellpoint, Inc.*	2,019,560
6,700	XL Capital, Ltd., Class A (a)	498,614

		26,213,889

	Internet - 0.9%
57,500	eBay, Inc.*	1,898,075
5,700	Monster Worldwide, Inc.*	163,476
33,700	Symantec Corp.*	732,638
62,200	Yahoo!, Inc.*	2,155,230

		4,949,419

	Iron & Steel - 0.1%
4,251	Allegheny Technologies, Inc.	93,777
7,600	Nucor Corp.	346,712
5,420	United States Steel Corp.	186,285

		626,774

	Leisure Time - 0.5%
4,600	Brunswick Corp.	199,272
25,000	Carnival Corp.	1,363,750
13,500	Harley-Davidson, Inc.	$669,600
6,208	Sabre Group Holdings, Inc.	123,850

		2,356,472

	Lodging - 0.4%
8,600	Harrah’s Entertainment, Inc.	619,802
18,000	Hilton Hotels Corp.	429,300
9,400	Marriott International, Inc., Class A	641,268
10,300	Starwood Hotels & Resorts Worldwide, Inc.	603,271

		2,293,641

	Machinery - Construction & Mining - 0.3%
16,200	Caterpillar, Inc.	1,544,022

	Machinery - Diversified - 0.3%
2,100	Cummins Engine Co., Inc. (a)	156,681
11,700	Deere & Co.	766,233
8,300	Rockwell International Corp.	404,293

		1,327,207

	Manufacturing - Miscellaneous - 5.6%
36,500	3M Co.	2,638,950
4,400	Cooper Industries, Ltd.	281,160
13,000	Danaher Corp. (a)	680,420
9,600	Dover Corp.	349,248
13,600	Eastman Kodak Co. (a)	365,160
7,200	Eaton Corp.	431,280
502,500	General Electric Co.	17,411,625
40,375	Honeywell International, Inc.	1,478,936
13,000	Illinois Tool Works, Inc. (a)	1,035,840
8,000	Ingersoll-Rand Co.	570,800
4,400	ITT Industries, Inc.	429,572
9,000	Leggett & Platt, Inc.	239,220
5,900	Pall Corp.	179,124
6,400	Textron, Inc.	485,440
95,637	Tyco International, Ltd.	2,792,600

		29,369,375

	Media - 3.0%
24,100	Clear Channel Communications, Inc.	745,413
104,478	Comcast Corp., Class A*	3,207,475
3,300	Dow Jones & Company, Inc.	116,985
11,800	Gannett Co., Inc.	839,334
3,500	Knight-Ridder, Inc.	214,690
17,700	McGraw-Hill Cos., Inc.	783,225
2,100	Meredith Corp.	103,026
6,900	New York Times Co., Class A*	214,935
221,998	Time Warner, Inc.*	3,709,587
14,087	Tribune Co.	495,581
13,700	Univision Communications, Inc.*	377,435
76,328	Viacom, Inc., Class B	2,444,023
96,729	Walt Disney Co.	2,435,636

		15,687,345

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Mining - 0.5%
41,308	Alcoa, Inc.	$1,079,378
8,500	Freeport-McMoRan Copper & Gold, Inc., Class B	318,240
21,111	Newmont Mining Corp.	823,962
4,600	Phelps Dodge Corp. (a)	425,500

		2,647,080

	Office & Business Equipment - 0.2%
10,900	Pitney Bowes, Inc.	474,695
45,300	Xerox Corp.*	624,687

		1,099,382

	Oil & Gas - 7.5%
4,100	Amerada Hess Corp. (a)	436,691
11,179	Anadarko Petroleum Corp.	918,355
15,600	Apache Corp.	1,007,760
18,264	Burlington Resources, Inc.	1,008,903
99,472	Chevron Texaco Corp.	5,562,474
65,990	ConocoPhillips	3,793,765
22,500	Devon Energy Corp.	1,140,300
11,300	EOG Resources, Inc. (a)	641,840
301,660	Exxon Mobil Corp.	17,336,400
5,581	Kerr-McGee Corp.	425,886
16,500	Marathon Oil Corp.	880,605
7,100	Nabors Industries, Ltd.*	430,402
6,500	Noble Corp.	399,815
18,900	Occidental Petroleum Corp.	1,453,977
5,100	Rowan Cos., Inc.*	151,521
3,300	Sunoco, Inc.	375,144
15,427	Transocean Sedco Forex, Inc.*	832,595
12,900	Unocal Corp. (a)	839,145
12,200	Valero Energy Corp.	965,142
17,100	XTO Energy, Inc.	581,229

		39,181,949

	Oil & Gas Services - 0.9%
16,080	Baker Hughes, Inc.	822,653
7,700	BJ Services Co.	404,096
24,000	Halliburton Co.	1,147,680
8,200	National Oilwell Varco, Inc.*	389,828
27,900	Schlumberger, Ltd.	2,118,726

		4,882,983

	Packaging & Containers - 0.1%
5,200	Ball Corp.	186,992
5,000	Bemis Co.	132,700
7,000	Pactiv Corp.*	151,060
4,008	Sealed Air Corp.*	199,558

		670,310

	Pharmaceuticals - 6.2%
73,500	Abbott Laboratories	3,602,235
6,200	Allergan, Inc.	528,488
5,000	AmerisourceBergen Corp.	345,750
92,600	Bristol-Myers Squibb Co. (a)	2,313,148
20,300	Cardinal Health, Inc.	1,168,874
21,500	Caremax Rx, Inc.*	$957,180
7,000	Express Scripts, Inc.* (a)	349,860
16,100	Forest Laboratories, Inc.*	625,485
21,400	Gilead Sciences, Inc.*	941,386
7,490	Hospira, Inc.*	292,110
11,366	King Pharmaceuticals, Inc.*	118,434
53,700	Lilly (Eli) & Co.	2,991,627
13,100	Medco Health Solutions, Inc.*	699,016
104,400	Merck & Co., Inc.	3,215,520
12,700	Mylan Laboratories (a)	244,348
352,284	Pfizer, Inc.	9,715,993
69,800	Schering-Plough Corp.	1,330,388
5,200	Watson Pharmaceuticals, Inc.*	153,712
63,400	Wyeth Corp.	2,821,300

		32,414,854

	Pipelines - 0.3%
15,700	Dynegy, Inc.*	76,302
30,530	El Paso Energy Corp. (a)	351,706
5,200	Kinder Morgan, Inc.	432,640
27,000	Williams Cos., Inc.	513,000

		1,373,648

	Real Estate - 0.6%
4,500	Apartment Investment & Management Co., REIT (a)	184,140
9,400	Archstone-Smith Trust, REIT	363,028
19,300	Equity Office Properties Trust, REIT	638,830
13,600	Equity Residential Properties Trust, REIT	500,752
8,700	Plum Creek Timber Co., Inc., REIT	315,810
8,800	ProLogis Trust, REIT	354,112
10,400	Simon Property Group, Inc., REIT (a)	753,896

		3,110,568

	Retail - 6.6%
10,500	AutoNation, Inc.*	215,460
3,100	AutoZone, Inc.*	286,626
14,000	Bed Bath & Beyond, Inc.*	584,920
14,200	Best Buy Co., Inc.	973,410
5,300	Big Lots, Inc.* (a)	70,172
9,000	Circuit City Stores, Inc.	155,610
22,612	Costco Wholesale Corp.	1,013,470
38,400	CVS Corp.	1,116,288
6,900	Darden Restaurants, Inc.	227,562
3,300	Dillards, Inc., Class A	77,286
14,287	Dollar General Corp.	290,883
7,900	Family Dollar Stores, Inc.	206,190
8,100	Federated Department Stores, Inc.	593,568
35,850	Gap, Inc.	708,038
101,697	Home Depot, Inc.	3,956,013
12,500	J.C. Penney Co., Inc.	657,250
15,500	Kohls Corp.*	866,605
18,000	Limited Brands, Inc. (a)	385,560
36,600	Lowes Cos., Inc. (a)	2,130,852
14,200	May Department Stores Co.	570,272
60,000	McDonald’s Corp.	1,665,000
5,800	Nordstrom, Inc.	394,226

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Shares		Value (Note 2)
	Retail (continued)
14,900	Office Depot, Inc.*	$340,316
3,300	OfficeMax, Inc.	98,241
7,300	RadioShack Corp. (a)	169,141
4,900	Sears Holdings Corp.* (a)	734,363
34,900	Staples, Inc.	744,068
18,500	Starbucks Corp.*	955,710
41,900	Target Corp.	2,279,779
6,800	Tiffany & Co.	222,768
22,200	TJX Cos., Inc.	540,570
10,500	Toys “R” Us, Inc.*	278,040
48,400	Walgreen Co.	2,225,916
158,500	Wal-Mart Stores, Inc.	7,639,700
5,400	Wendy’s International, Inc.	257,310
13,720	Yum! Brands, Inc.	714,538

		34,345,721

	Savings & Loans - 0.6%
13,400	Golden West Financial Corp.	862,692
17,200	Sovereign Bancorp, Inc. (a)	384,248
41,574	Washington Mutual, Inc. (a)	1,691,646

		2,938,586

	Semiconductors - 3.1%
18,700	Advanced Micro Devices*	324,258
17,600	Altera Corp.*	348,832
17,500	Analog Devices, Inc. (a)	652,925
77,800	Applied Materials, Inc.	1,258,804
14,500	Applied Micro Circuits Corp.*	37,120
13,900	Broadcom Corp.*	493,589
292,400	Intel Corp. (a)	7,619,944
9,300	KLA-Tencor Corp.*	406,410
14,500	Linear Technology Corp.	532,005
18,300	LSI Logic Corp.*	155,367
15,500	Maxim Integrated Products, Inc.	592,255
29,100	Micron Technology, Inc.* (a)	297,111
16,500	National Semiconductor Corp.	363,495
6,500	Novellus Systems, Inc.	160,615
8,000	NVIDIA Corp.* (a)	213,760
8,500	PMC-Sierra, Inc.*	79,305
4,300	QLogic Corp.*	132,741
9,200	Teradyne, Inc.*	110,124
78,700	Texas Instruments, Inc.	2,209,109
16,600	Xilinx, Inc.	423,300

		16,411,069

	Software - 4.3%
23,100	Adobe Systems, Inc. (a)	661,122
10,800	Autodesk, Inc.	371,196
27,600	Automatic Data Processing, Inc.	1,158,372
10,400	BMC Software, Inc.*	186,680
8,000	Citrix Systems, Inc.*	173,280
25,150	Computer Associates International, Inc.	691,122
18,400	Compuware Corp.*	132,296
14,500	Electronic Arts, Inc.* (a)	820,845
36,849	First Data Corp.	1,479,119
9,050	Fiserv, Inc.*	388,698
10,700	IMS Health, Inc.	$265,039
8,800	Intuit, Inc.*	396,968
4,100	Mercury Interactive Corp.*	157,276
476,000	Microsoft Corp.	11,823,840
18,000	Novell, Inc.* (a)	111,600
209,420	Oracle Corp.* (a)	2,764,344
12,800	Parametric Technology Corp.*	81,664
24,400	Siebel Systems, Inc.	217,160
20,219	VERITAS Software Corp.*	493,344

		22,373,965

	Telecommunications - 5.7%
5,485	ADC Telecommunications, Inc.*	119,408
15,500	Alltel Corp. (a)	965,340
7,600	Andrew Corp.*	96,976
37,948	AT&T Corp.	722,530
22,531	Avaya, Inc.*	187,458
86,700	BellSouth Corp. (a)	2,303,619
6,200	CenturyTel, Inc.	214,706
27,300	Ciena Corp.*	57,057
302,700	Cisco Systems, Inc.*	5,784,597
16,100	Citizens Communications Co., Class B	216,384
9,400	Comverse Technology, Inc.*	222,310
68,600	Corning, Inc.*	1,140,132
68,600	JDS Uniphase Corp.*	104,272
209,882	Lucent Technologies, Inc.* (a)	610,757
116,135	Motorola, Inc.	2,120,625
53,300	Nextel Communications, Inc., Class A*	1,722,123
77,400	Qualcomm, Inc.	2,554,974
79,163	Qwest Communications International, Inc.* (a)	293,695
156,498	SBC Communications, Inc.	3,716,828
7,200	Scientific Atlanta, Inc.	239,544
70,100	Sprint Corp. (a)	1,758,809
21,200	Tellabs, Inc.*	184,440
131,130	Verizon Communications, Inc.	4,530,542

		29,867,126

	Textiles - 0.1%
7,100	Cintas Corp. (a)	274,060

	Toys, Games & Hobbies - 0.1%
7,850	Hasbro, Inc.	163,202
19,412	Mattel, Inc.	355,240

		518,442

	Transportation - 1.5%
17,852	Burlington Northern Santa Fe Corp.	840,472
10,300	CSX Corp.	439,398
14,300	FedEx Corp.	1,158,443
19,100	Norfolk Southern Corp.	591,336
3,000	Ryder System, Inc.	109,800
12,500	Union Pacific Corp.	810,000
52,800	United Parcel Service, Class B	3,651,648

		7,601,097

	Total Common Stocks (Cost $446,360,525)	515,971,363

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Value (Note 2)
U.S. GOVERNMENT OBLIGATION - 0.1%
	U.S. Treasury Bill - 0.1%
$500,000	2.99%, 09/15/05 (b) (c)	$496,846

	Total U.S. Government Obligation (Cost $496,846)	496,846

Shares
INVESTMENT COMPANY - 0.9%
4,602,706	Marshall Money Market Fund	4,602,706

	Total Investment Company (Cost $4,602,706)	4,602,706

Par Value
SHORT TERM INVESTMENTS (b) (d) - 7.0%
$677,175	Bank of America
	3.27%, 07/18/05	677,175
541,740	Barclays
	3.16%, 07/14/05	541,740
732,084	Barclays
	3.25%, 07/26/05	732,084
1,354,350	Calyon
	3.25%, 08/04/05	1,354,350
677,175	Clipper Receivables Corp.
	3.19%, 07/14/05	677,175
677,175	Compass Securitization
	3.16%, 07/11/05	677,175
1,354,350	Credit Suisse First Boston Corporation
	3.15%, 09/09/05	1,354,350
1,114,230	Credit Suisse First Boston Corporation
	3.20%, 07/18/05	1,114,230
5,417,400	Credit Suisse First Boston Corporation Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $5,417,923, collateralized by various corporate obligations with aggregate market value of $5,081,716.	5,417,400
812,610	Dexia Group
	3.24%, 07/21/05	812,610
677,175	First Tennessee National Corporation
	3.22%, 08/09/05	677,175
677,175	Fortis Bank
	3.11%, 07/05/05	677,175
692,103	Goldman Sachs Group, Inc.
	3.32%, 12/28/05	692,103
677,175	Goldman Sachs Group, Inc.
	3.33%, 08/05/05	677,175
7,840,384	Goldman Sachs Group, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $7,841,141, collateralized by various corporate obligations with aggregate market value of $7,985,771.	7,840,384
677,175	Grampian Funding LLC
	3.28%, 07/13/05	677,175
$492,415	Greyhawk Funding
	3.31%, 08/09/05	$492,415
677,175	HBOS Halifax Bank of Scotland
	3.15%, 08/08/05	677,175
677,175	HSBC Banking/Holdings Plc
	3.25%, 08/05/05	677,175
677,175	JP Morgan Chase & Co.
	3.20%, 07/20/05	677,175
1,354,350	Jupiter Securitization Corp.
	3.21%, 07/15/05	1,354,350
1,364,163	Lehman Brothers, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $1,364,295, collateralized by various corporate obligations with aggregate market value of $1,391,460.	1,364,163
677,175	Merrill Lynch & Co. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $677,240, collateralized by various corporate obligations with aggregate market value of $674,047.	677,175
677,175	Nordea Bank of Finland Plc (NY Branch)
	3.17%, 08/09/05	677,175
810,696	Park Avenue Receivables Corp.
	3.30%, 07/14/05	810,696
874,673	Prefco
	3.28%, 07/08/05	874,673
812,610	Rabobank Nederland
	3.25%, 08/08/05	812,610
677,175	Societe Generale
	3.24%, 08/09/05	677,175
559,053	The Bank of the West
	3.27%, 07/27/05	559,053
601,130	Toronto Dominion Bank
	3.25%, 08/02/05	601,130
798,328	Wells Fargo
	3.27%, 08/01/05	798,328

	Total Short Term Investments (Cost $36,329,944)	36,329,944

Total Investments - 107.0% (Cost $487,790,021)		557,400,859

Net Other Assets and Liabilities - (7.0)%		(36,526,730)

Total Net Assets - 100.0%		$520,874,129

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at period end.

(b)	Effective yield at time of purchase, except repurchase agreements.

(c)	Security has been deposited as initial margin on futures contracts. At June 30, 2005, the Portfolio’s open futures contracts were as follows:

Number of Contracts Purchased	Contract Type	Expiration Date	Aggregate Cost	Market Value at June 30, 2005
15	S&P 500	September-2005	$4,483,125	$4,524,283

(d)	Investments made with cash collateral received from securities on loan.

REIT	Real Estate Investment Trust

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $516,071,175. Net unrealized appreciation (depreciation) aggregated $41,329,684, of which $80,136,394 related to appreciated investment securities and $(38,806,710) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2005, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $17,167,635 and $81,409,974 of non-governmental issuers, respectively.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets:

Basic Materials	2.7%
Communications	9.8
Consumer Cyclical	9.8
Consumer Non-Cyclical	21.5
Energy	8.7
Financial	21.5
Industrial	11.2
Technology	11.4
Utilities	3.4
Short-Term Investments	7.0
Net Other Assets and Liabilities	(7.0)

Total	100.0%

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Par Value		Moody’s Ratings	Value (Note 2)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (i) - 26.5%
	Fannie Mae - 11.5%
$10,000,000	3.00%, 03/02/07	NR	$9,869,350
1,688,207	5.00%, 05/01/18	NR	1,708,443
7,134,479	5.50%, 02/01/18 - 07/01/35	NR	7,255,359
12,369,091	6.00%, 08/01/13 - 05/01/35	NR	12,712,891
5,878,082	6.50%, 05/01/08 - 08/01/32	NR	6,101,976
2,531,199	7.00%, 08/01/10 - 06/01/32	NR	2,667,094
1,487,839	7.50%, 01/01/07 - 09/01/30	NR	1,570,447
321,930	8.00%, 04/01/09 - 08/01/32	NR	346,060
28,925	8.50%, 07/01/08 - 06/01/30	NR	30,293
150,238	9.00%, 02/01/10 - 11/01/25	NR	164,337

			42,426,250

	Freddie Mac - 11.5%
4,660,000	5.00%, 07/01/34, TBA (a)	NR	4,660,000
135,014	5.00%, 05/15/21	NR	135,682
1,403,435	4.50%, 12/01/18	NR	1,398,222
12,225,653	5.00%, 05/01/18 - 03/01/34	NR	12,328,284
5,799,406	5.50%, 02/01/18 - 09/01/34	NR	5,920,582
9,172,795	6.00%, 10/15/07 - 08/01/34	NR	9,398,963
1,931,028	6.50%, 10/01/20 - 04/01/35	NR	2,005,348
1,959,612	7.00%, 05/01/32 - 12/01/32	NR	2,063,426
380,599	7.50%, 06/01/15 - 11/01/30	NR	404,803
77,605	9.50%, 08/01/19 - 02/01/21	NR	85,232
3,750,000	5.00%, 08/01/34 TBA	NR	3,741,795

			42,142,337

	Ginnie Mae - 3.5%
3,041,088	5.50%, 07/15/33	NR	3,109,075
7,337,386	6.00%, 01/15/32 - 08/20/34	NR	7,568,708
1,102,758	6.50%, 09/15/08 - 11/15/32	NR	1,153,472
868,746	7.00%, 03/15/12 - 12/15/31	NR	918,781
261,068	7.50%, 11/15/30 - 10/15/32	NR	279,772
5,370	9.50%, 02/15/06	NR	5,392

			13,035,200

	Total U.S. Government Agency Mortgage-Backed Obligations (Cost $97,604,296)		97,603,787

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.5%
	Fannie Mae - 4.9%
5,650,932	5.50%, 02/01/34 - 03/01/34	NR	5,732,530
3,122,091	6.00%, 02/01/17 - 05/01/29	NR	3,217,055
1,075,953	6.50%, 05/01/16 - 10/01/29	NR	1,119,906
791,202	7.00%, 08/01/32	NR	838,018
47,069	7.50%, 03/01/28 - 09/01/30	NR	50,330
216,274	8.00%, 10/01/29 - 05/01/30	NR	232,858
7,000,000	2.98%, 07/13/05 (b) (k)	NR	6,993,046

			18,183,743

	Federal Home Loan Bank - 1.3%
1,075,000	3.09%, 07/13/05 (b)	NR	1,073,893
3,730,000	3.12%, 08/10/05 (b) (k)	NR	3,717,069

			4,790,962

	Freddie Mac - 9.3%
$9,000,000	2.25%, 08/30/05 (b)	NR	$8,981,928
3,800,000	4.38%, 01/25/10	NR	3,789,531
6,987,727	5.00%, 01/01/19 - 02/01/19	NR	7,069,911
9,988,375	5.50%, 11/01/33 - 01/01/34	NR	10,135,522
3,700,000	5.75%, 04/15/08	NR	3,884,053
400,048	6.50%, 12/01/31	NR	415,007

			34,275,952

	Ginnie Mae - 0.2%
736,263	7.00%, 02/15/28 - 11/15/28	NR	780,622

			780,622

	U.S. Treasury Bond - 4.7%
610,000	5.38%, 02/15/31	NR	719,800
3,650,000	6.25%, 08/15/23	NR	4,548,670
1,000,000	7.25%, 08/15/22	NR	1,360,781
2,400,000	7.50%, 11/15/16	NR	3,145,594
1,900,000	8.13%, 05/15/21	NR	2,750,919
1,900,000	8.75%, 08/15/20	NR	2,858,907
1,200,000	7.63%, 02/15/25	NR	1,728,844

			17,113,515

	U.S. Treasury Inflationary Index - 0.1%
153,453	3.38%, 04/15/32	NR	208,749

	U.S. Treasury Note - 6.0%
1,900,000	3.00%, 02/15/08 (c)	NR	1,869,199
11,400,000	3.38%, 02/28/07	NR	11,350,125
4,000,000	3.63%, 07/15/09	NR	3,986,720
3,700,000	3.75%, 05/15/08	NR	3,708,096
965,000	5.00%, 02/15/11 (c)	NR	1,025,275

			21,939,415

	Total U.S. Government and Agency Obligations (Cost $96,399,186)		97,292,958

CORPORATE NOTES AND BONDS - 36.0%
	Aerospace & Defense - 0.0%
118,639	Systems 2001 Asset Trust (d)
	6.66%, 09/15/13	Aaa	129,393

	Auto Manufacturers - 1.1%
1,900,000	DaimlerChrysler North America Holding Corp.
	6.50%, 11/15/13	A3	2,056,195
1,900,000	DaimlerChrysler North America Holding Corp.
	7.30%, 01/15/12	A3	2,123,125

			4,179,320

	Banks - 5.4%
1,850,000	Capital One Bank, MTN
	5.13%, 02/15/14	Baa2	1,871,845

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Moody’s Ratings	Value (Note 2)
	Banks (continued)
$1,900,000	HSBC Bank USA, Inc.
	4.63%, 04/01/14	Aa3	$1,896,766
1,940,000	PNC Funding Corp.
	4.50%, 03/10/10	A2	1,950,459
2,000,000	PNC Funding Corp.
	5.75%, 08/01/06	A2	2,029,960
2,000,000	U.S. Bancorp, MTN
	5.10%, 07/15/07	Aa2	2,039,434
2,000,000	U.S. Bank National Association Cincinnati
	6.50%, 02/01/08	Aa2	2,109,772
2,000,000	Wachovia Corp.
	4.95%, 11/01/06	Aa3	2,021,406
2,000,000	Wells Fargo & Co.
	5.13%, 02/15/07	Aa1	2,033,066
3,800,000	Zions Bancorporation
	5.65%, 05/15/14	Baa1	4,023,942

			19,976,650

	Beverages - 0.5%
1,900,000	Bottling Group LLC
	4.63%, 11/15/12	Aa3	1,928,559

	Chemicals - 0.6%
2,000,000	Praxair, Inc.
	6.63%, 10/15/07	A3	2,105,318

	Diversified Financial Services - 7.1%
1,900,000	American General Finance Corp., MTN
	5.38%, 10/01/12	A1	1,961,309
3,700,000	CIT Group, Inc., Global Note
	4.25%, 02/01/10	A2	3,672,472
164,000	CVRD Finance Ltd., Series 2A (d) (e)
	3.79%, 10/15/07	Aaa	163,968
1,185,000	Ford Motor Credit Co.
	6.88%, 02/01/06	Baa2	1,196,844
1,900,000	General Electric Capital Corp., MTN
	4.25%, 01/15/08	Aaa	1,907,342
2,000,000	Goldman Sachs Group, Inc.
	3.88%, 01/15/09	Aa3	1,973,210
1,825,000	Goldman Sachs Group, Inc.
	5.70%, 09/01/12	Aa3	1,941,838
3,800,000	Household Finance Corp.
	8.00%, 07/15/10	A1	4,384,683
1,200,000	J. Paul Getty Trust
	5.88%, 10/01/33	Aaa	1,353,370
3,800,000	MBNA Corp., MTN
	4.63%, 08/03/09	Baa1	3,854,108
2,000,000	Merrill Lynch & Co., Inc., MTN
	4.25%, 02/08/10	Aa3	1,995,036
1,900,000	Morgan Stanley
	4.75%, 04/01/14	A1	1,871,821

			26,276,001

	Electric - 1.3%
$2,000,000	Entergy Gulf States, Inc.
	3.60%, 06/01/08	Baa3	$1,957,878
800,000	Pacific Gas & Electric Co.
	3.60%, 03/01/09	Baa1	781,434
2,000,000	Pacific Gas & Electric Co.
	6.05%, 03/01/34	Baa1	2,204,178

			4,943,490

	Food - 0.6%
2,000,000	Unilever Capital Corp.
	5.90%, 11/15/32	A1	2,228,440

	Health Care - Services - 0.4%
3,000	HCA, Inc.
	6.30%, 10/01/12	Ba2	3,079
1,320,000	UnitedHealth Group, Inc.
	7.50%, 11/15/05	A2	1,334,921

			1,338,000

	Lodging - 0.6%
2,000,000	Harrah’s Operating Co., Inc.
	7.13%, 06/01/07	Baa3	2,098,938
15,000	MGM Mirage, Inc.
	7.25%, 10/15/06	Ba2	15,431
4,000	MGM Mirage, Inc.
	8.50%, 09/15/10	Ba2	4,440
11,000	Park Place Entertainment Corp.
	8.50%, 11/15/06	Baa3	11,591

			2,130,400

	Media - 3.6%
3,700,000	AOL Time Warner, Inc.
	6.15%, 05/01/07	Baa1	3,828,464
3,800,000	Clear Channel Communications, Inc.
	5.50%, 12/15/16	Baa3	3,512,587
2,000,000	Comcast Corp.
	5.85%, 01/15/10	Baa2	2,115,102
1,820,000	Comcast Corp.,
	4.95%, 06/15/16	Baa2	1,811,739
2,000,000	Continental Cablevision, Inc.
	8.30%, 05/15/06	Baa2	2,073,210

			13,341,102

	Metal Fabricate & Hardware - 0.5%
1,900,000	Precision Castparts Corp.
	5.60%, 12/15/13	Baa3	1,972,360

	Oil & Gas - 5.6%
1,405,000	Anderson Exploration, Ltd.,
	6.75%, 03/15/11	Baa3	1,537,119
3,800,000	Atmos Energy Corp.
	4.00%, 10/15/09	Baa3	3,717,688
2,050,000	Conoco Funding Co.
	7.25%, 10/15/31	A3	2,691,086

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Moody’s Ratings	Value (Note 2)
	Oil & Gas (continued)
$2,395,000	Devon Financing Corp.
	6.88%, 09/30/11	Baa2	$2,679,926
3,900,000	Pioneer Natural Resources Co.
	5.88%, 07/15/16	Baa3	3,932,986
3,800,000	Valero Energy Corp.
	4.75%, 06/15/13	Baa3	3,762,319
1,900,000	Valero Energy Corp.
	6.88%, 04/15/12	Baa3	2,120,784

			20,441,908

	Packaging & Containers - 1.1%
3,800,000	Sealed Air Corp. (d)
	5.63%, 07/15/13	Baa3	3,904,804

	Pharmaceuticals - 0.7%
2,000,000	Zeneca Wilmington
	7.00%, 11/15/23	Aa2	2,527,082

	Retail - 1.9%
3,800,000	Kroger Co. (The)
	6.20%, 06/15/12	Baa2	4,090,369
2,000,000	Wal-Mart Stores, Inc.
	7.55%, 02/15/30	Aa2	2,728,138

			6,818,507

	Telecommunications - 2.2%
3,800,000	SBC Communications, Inc.
	5.10%, 09/15/14	A2	3,885,356
1,900,000	Sprint Capital Corp.
	6.13%, 11/15/08	Baa3	2,001,650
1,900,000	Sprint Capital Corp.
	6.88%, 11/15/28	Baa3	2,180,976

			8,067,982

	Transportation - 2.8%
3,800,000	CSX Transportation, Inc.
	6.30%, 03/15/12	Baa2	4,162,341
300,000	Union Pacific Corp.
	5.38%, 06/01/33	Baa2	302,805
3,800,000	Union Pacific Corp.
	6.50%, 04/15/12	Baa2	4,213,216
1,430,000	Union Pacific Corp.
	6.63%, 02/01/08	Baa2	1,511,040

			10,189,402

	Total Corporate Notes and Bonds (Cost $130,104,581)		132,498,718

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (i) - 7.9%
1,800,000	AmeriCredit Automobile Receivables Trust, Series 2004-CA, Class A3
	3.00%, 03/06/09	Aaa	1,780,399
$1,900,000	Capital One Auto Finance Trust, Series 2003-A, Class A4A
	2.47%, 01/15/10	Aaa	$1,868,448
2,700,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-PBW1, Class A2
	4.72%, 11/11/35	Aaa	2,742,463
2,700,000	Bear Stearns Mortgage Securities, Inc., Series 1999-WF2, Class A2, CMO
	7.08%, 07/15/31	Aaa	2,955,429
2,700,000	General Electric Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, CMO
	6.27%, 12/10/35	Aaa	2,980,694
2,040,000	GS Mortgage Securities Corp. II, Series 1997-GL, Class A2D, CMO
	6.94%, 07/13/30	Aaa	2,136,733
2,700,000	Morgan Stanley Dean Witter Capital I, Series 2003-T0P9, Class A2, CMO (f)
	4.74%, 11/13/36	AAA	2,745,851
2,100,000	Morgan Stanley Dean Witter Captial I, Series 2003-T11, Class A3, CMO
	4.85%, 06/13/41	Aaa	2,145,693
1,285,000	Citibank Credit Card Issuance Trust, Series 2000-A3, CMO
	6.88%, 11/16/09	Aaa	1,369,145
380,909	Green Tree Home Improvement Loan Trust, Series 1996-D, Class H, CMO (f)
	8.30%, 09/15/27	AAA	381,506
405,506	Conseco Finance Corp., Series 2000-6, Class A4
	6.77%, 09/01/32	Ba1	410,168
77,324	Green Tree Financial Corp., Series 1999-3, Class A, CMO (f)
	6.16%, 02/01/31	B	78,462
7,590,682	Bank of America Mortgage Securities, Inc., Series 2003-8, Class 1A12 (f)
	5.50%, 11/25/33	AAA	7,605,484

	Total Asset-Backed and Mortgage-Backed Securities (Cost $28,946,400)		29,200,475

FOREIGN GOVERNMENT OBLIGATIONS (j) - 1.2%
2,000,000	Province of British Columbia
	5.38%, 10/29/08	Aa1	2,095,702
2,000,000	Province of Quebec
	7.00%, 01/30/07	A1	2,092,274

	Total Foreign Government Obligations (Cost $4,129,084)		4,187,976

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Moody’s Ratings	Value (Note 2)
FOREIGN BONDS (j) - 4.2%
$1,950,000	West Fraser Timber Co., Ltd. (d)
	5.20%, 10/15/14	Baa2	$1,972,158
2,000,000	Tyco International Group S.A.
	6.75%, 02/15/11	Baa3	2,220,204
2,000,000	Tyco International Group S.A.
	6.88%, 01/15/29	Baa3	2,387,274
1,900,000	British Sky Broadcasting
	Group, Plc
	6.88%, 02/23/09	Baa2	2,044,062
2,000,000	Alberta Energy Co., Ltd.
	7.38%, 11/01/31	Baa2	2,518,428
1,900,000	British Telecom, Plc (g)
	8.38%, 12/15/10	Baa1	2,249,573
2,000,000	Telus Corp.
	7.50%, 06/01/07	Baa2	2,115,802

	Total Foreign Bonds (Cost $14,785,696)		15,507,501

Shares
INVESTMENT COMPANIES - 0.0%
3,317	Barclays Prime Money Market Fund	NR	3,317
80,796	Marshall Money Market Fund	NR	80,796

	Total Investment Companies (Cost $84,113)		84,113

Par Value
SHORT TERM INVESTMENTS (b) (h) - 0.6%
$36,902	Bank of America
	3.27%, 07/18/05	NR	36,902
29,521	Barclays
	3.16%, 07/14/05	NR	29,521
39,894	Barclays
	3.25%, 07/26/05	NR	39,894
73,803	Calyon
	3.25%, 08/04/05	NR	73,803
36,901	Clipper Receivables Corp.
	3.19%, 07/14/05	NR	36,901
36,901	Compass Securitization
	3.16%, 07/11/05	NR	36,901
73,803	Credit Suisse First Boston Corporation
	3.15%, 09/09/05	NR	73,803
60,718	Credit Suisse First Boston Corporation
	3.20%, 07/18/05	NR	60,718
295,213	Credit Suisse First Boston Corporation Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $295,242, collateralized by various corporate obligations with aggregate market value of $276,920.	NR	295,213
$44,282	Dexia Group
	3.24%, 07/21/05	NR	$44,282
36,901	First Tennessee National Corporation
	3.22%, 08/09/05	NR	36,901
36,901	Fortis Bank
	3.11%, 07/05/05	NR	36,901
37,715	Goldman Sachs Group, Inc.
	3.32%, 12/28/05	NR	37,715
36,901	Goldman Sachs Group, Inc.
	3.33%, 08/05/05	NR	36,901
427,250	Goldman Sachs Group, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $427,291, collateralized by various corporate obligations with aggregate market value of $435,172.	NR	427,250
36,902	Grampian Funding LLC
	3.28%, 07/13/05	NR	36,902
26,833	Greyhawk Funding
	3.31%, 08/09/05	NR	26,833
36,902	HBOS Halifax Bank of Scotland
	3.15%, 08/08/05	NR	36,902
36,902	HSBC Banking/Holdings Plc
	3.25%, 08/05/05	NR	36,902
36,902	JP Morgan Chase & Co.
	3.20%, 07/20/05	NR	36,902
73,803	Jupiter Securitization Corp.
	3.21%, 07/15/05	NR	73,803
74,338	Lehman Brothers, Inc. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $74,345, collateralized by various corporate obligations with aggregate market value of $75,825.	NR	74,338
36,902	Merrill Lynch & Co. Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $36,906, collateralized by various corporate obligations with aggregate market value of $37,821.	NR	36,902
36,902	Nordea Bank of Finland Plc (NY Branch)
	3.17%, 08/09/05	NR	36,902
44,178	Park Avenue Receivables Corp.
	3.30%, 07/14/05	NR	44,178
47,664	Prefco
	3.28%, 07/08/05	NR	47,664
44,282	Rabobank Nederland
	3.25%, 08/08/05	NR	44,282
36,902	Societe Generale
	3.24%, 08/09/05	NR	36,902
30,465	The Bank of the West
	3.27%, 07/27/05	NR	30,465

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Moody’s Ratings	Value (Note 2)
SHORT TERM INVESTMENTS (b) (h) (continued)
$32,758	Toronto Dominion Bank
	3.25%, 08/02/05	NR	$32,758
43,503	Wells Fargo
	3.27%, 08/01/05	NR	43,503

	Total Short Term Investments (Cost $1,979,744)		1,979,744

Shares
WARRANTS - 0.0%
	Computers - 0.0%
500,000	International Business
	Machines Corp., 07/10/06*	NR	78,750

	Telecommunications - 0.0%
500,000	BellSouth Telecom, Inc., 07/12/06*	NR	61,250

	Total Warrants (Cost $16,563)		140,000

Total Investments - 102.9% (Cost $374,049,663)			378,495,272

Net Other Assets and Liabilities - (2.9)%			(10,584,005)

Total Net Assets - 100.0%			$367,911,267

*	Non-income producing security.

(a)	All or part of security is designated as a Forward Commitment.

(b)	Effective yield at time of purchase, except repurchase agreements.

(c)	All or a portion of this security is out on loan at period end.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At June 30, 2005, these securities amounted to $6,170,322 or 1.68% of net assets.

(e)	Variable rate security. The rate shown reflects rate in effect at period end.

(f)	Standard & Poor’s (S&P) credit ratings are used in the absence of a rating by Moody’s Investors, Inc.

(g)	Debt obligation initially issued in coupon form which converts to a higher coupon form at a specified date and rate. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.

(h)	Investments made with cash collateral received from securities on loan.

(i)	Pass Through Certificates.

(j)	U.S. currency denominated.

(k)	Designated as collateral on Forward Commitments.

CMO	Collateralized Mortgage Obligation (Pay Through Certificate)

MTN	Medium Term Note

NR	Not Rated

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $375,655,196. Net unrealized appreciation (depreciation) aggregated $2,840,076, of which $4,819,553 related to appreciated investment securities and $(1,979,477) related to depreciated investment securities

OTHER INFORMATION

For the six months ended June 30, 2005, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $55,916,572 and $53,363,966 of non-governmental issuers, respectively, and $116,514,763 and $107,514,776 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

Moody’s Ratings
Aaa	5.7%

Aa	6.7%
A	9.1%
Baa	23.5%
Baa	0.1%
NR (Not Rated)	52.0%

97.1%

S&P Ratings
AAA	2.9%

Major Class Concentration of Investments

as a Percentage of Net Assets:

Corporate Notes And Bonds	36.0%
U.S. Government Agency Mortgage-Backed
Obligation	26.5
U.S. Government And Agency Obligations	26.5
Asset-Backed And Mortgage-Backed Securities	7.9
Foreign Bonds	4.2
Foreign Government Obligations	1.2
Short Term Investments	0.6
Net Other Assets and Liabilities	(2.9)

Total	100.0%

See Notes to Financial Statements.

GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Par Value		Moody’s Ratings	Value (Note 2)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (c) - 15.2%
	Fannie Mae - 11.2%
$13,000,000	4.00%, 04/25/22 - 07/25/22	NR	$12,903,895
174	7.00%, 05/01/17	NR	175
38,822	7.50%, 03/01/07	NR	39,985
39,177	8.00%, 04/01/09 - 09/01/21	NR	42,120

			12,986,175

	Freddie Mac - 4.0%
4,580,000	5.00%, 06/15/26	NR	4,616,140
38,782	6.50%, 06/01/23	NR	40,761
12,795	7.50%, 02/01/07	NR	13,039
5,600	8.00%, 06/01/19	NR	5,961
21,397	10.00%, 03/01/21	NR	23,865

			4,699,766

	Ginnie Mae - 0.0%
8,246	6.50%, 06/15/09	NR	8,516
36,348	7.00%, 06/15/12	NR	38,140
1,600	9.50%, 02/15/06	NR	1,607

			48,263

	Total U.S. Government Agency Mortgage-Backed Obligations (Cost $18,184,588)		17,734,204

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 70.4%
	Fannie Mae - 20.6%
7,915,000	5.38%, 11/15/11	Aaa	8,482,347
7,500,000	3.25%, 01/15/08 - 08/15/08	Aaa	7,389,519
4,000,000	3.88%, 05/15/07	Aaa	4,009,004
4,000,000	5.00%, 04/06/10	Aaa	4,034,916

			23,915,786

	Federal Farm Credit Bank - 3.3%
3,880,000	2.63%, 12/15/05	Aaa	3,863,153

	Federal Home Loan Bank - 9.4%
500,000	2.88%, 08/15/06	Aaa	495,007
3,180,000	3.00%, 04/15/09	Aaa	3,073,540
7,400,000	4.00%, 03/18/11	Aaa	7,294,224

			10,862,771

	Freddie Mac - 23.6%
11,875,000	2.75%, 08/15/06	Aaa	11,740,908
5,000,000	3.00%, 12/15/06	Aaa	4,936,975
2,680,000	5.00%, 07/15/14	Aaa	2,826,947
5,215,000	5.75%, 01/15/12	Aaa	5,705,231
1,990,000	6.88%, 09/15/10	Aaa	2,252,264

			27,462,325

	U.S. Treasury Bond - 4.4%
200,000	7.13%, 02/15/23	NR	270,281
1,985,000	7.50%, 11/15/16	NR	2,601,668
1,485,000	8.88%, 02/15/19	NR	2,207,604

			5,079,553

	U.S. Treasury Note - 9.1%
$9,095,000	4.00%, 02/15/14 (a)	NR	$9,149,716
1,380,000	5.00%, 08/15/11 (a)	NR	1,471,264

			10,620,980

	Total U.S. Government and Agency Obligations (Cost $80,860,347)		81,804,568

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (c) - 10.9%
2,650,403	Bank of America Commercial Mortgage, Inc., Series 2001-PB1, Class A1
	4.91%, 05/11/35	Aaa	2,672,037
10,000,000	GE Capital Commercial Mortgage Corp., Series 2003-C2, Class A2
	4.17%, 07/10/37	Aaa	9,983,962

	Total Asset-Backed and Mortgage-Backed Securities (Cost $12,730,789)		12,655,999

Shares
INVESTMENT COMPANIES - 2.6%
4,190	Dreyfus Cash Management Plus Money Market Fund	NR	4,190
3,005,631	Marshall Money Market Fund	NR	3,005,631

	Total Investment Companies (Cost $3,009,821)		3,009,821

Par Value
SHORT TERM INVESTMENTS (b) (d) - 6.0%
$129,291	Bank of America
	3.27%, 07/18/05	NR	129,291
103,432	Barclays
	3.16%, 07/14/05	NR	103,432
139,774	Barclays
	3.25%, 07/26/05	NR	139,774
258,581	Calyon
	3.25%, 08/04/05	NR	258,581
129,290	Clipper Receivables Corp.
	3.19%, 07/14/05	NR	129,290
129,290	Compass Securitization
	3.16%, 07/11/05	NR	129,290
258,581	Credit Suisse First Boston Corporation
	3.15%, 09/09/05	NR	258,581
212,736	Credit Suisse First Boston Corporation
	3.20%, 07/18/05	NR	212,736

See Notes to Financial Statements.

GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Moody’s Ratings	Value (Note 2)
SHORT TERM INVESTMENTS (b) (d) (continued)
$1,034,325	Credit Suisse First Boston Corporation Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $1,034,425, collateralized by various corporate obligations with aggregate market value of $970,234.	NR	$1,034,325
155,149	Dexia Group
	3.24%, 07/21/05	NR	155,149
129,291	First Tennessee National Corporation
	3.22%, 08/09/05	NR	129,291
129,291	Fortis Bank
	3.11%, 07/05/05	NR	129,291
132,141	Goldman Sachs Group, Inc.
	3.32%, 12/28/05	NR	132,141
129,291	Goldman Sachs Group, Inc.
	3.33%, 08/05/05	NR	129,291
1,496,937	Goldman Sachs Group, Inc.
	Repurchase Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $1,497,082, collateralized by various corporate obligations with aggregate market value of $1,524,696.	NR	1,496,937
129,291	Grampian Funding LLC
	3.28%, 07/13/05	NR	129,291
94,015	Greyhawk Funding
	3.31%, 08/09/05	NR	94,015
129,291	HBOS Halifax Bank of Scotland
	3.15%, 08/08/05	NR	129,291
129,291	HSBC Banking/Holdings Plc
	3.25%, 08/05/05	NR	129,291
129,291	JP Morgan Chase & Co.
	3.20%, 07/20/05	NR	129,291
258,581	Jupiter Securitization Corp.
	3.21%, 07/15/05	NR	258,581
260,455	Lehman Brothers, Inc. Repurchase
	Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $260,480, collateralized by various corporate obligations with aggregate market value of $265,667.	NR	260,455
129,291	Merrill Lynch & Co. Repurchase
	Agreement dated June 30, 2005, at 3.48%, due July 1, 2005 with a maturity amount of $129,303, collateralized by various corporate obligations with aggregate market value of $132,512.	NR	129,291
129,291	Nordea Bank of Finland Plc (NY Branch)
	3.17%, 08/09/05	NR	129,291
154,783	Park Avenue Receivables Corp.
	3.30%, 07/14/05	NR	154,783
166,998	Prefco
	3.28%, 07/08/05	NR	166,998
$155,149	Rabobank Nederland
	3.25%, 08/08/05	NR	$155,149
129,291	Societe Generale
	3.24%, 08/09/05	NR	129,291
106,738	The Bank of the West
	3.27%, 07/27/05	NR	106,738
114,772	Toronto Dominion Bank
	3.25%, 08/02/05	NR	114,772
152,422	Wells Fargo
	3.27%, 08/01/05	NR	152,422

	Total Short Term Investments (Cost $6,936,350)		6,936,350

Total Investments - 105.1% (Cost $121,721,895)			122,140,942

Net Other Assets and Liabilities - (5.1)%			(5,903,389)

Total Net Assets - 100.0%			$116,237,553

(a)	All or a portion of this security is out on loan at period end.

(b)	Investments made with cash collateral received from securities on loan.

(c)	Pass Through Certificates.

(d)	Effective yield at time of purchase, except repurchase agreements.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $122,325,712. Net unrealized appreciation (depreciation) aggregated $184,770, of which $632,471 related to appreciated investment securities and $(817,241) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2005, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $19,399,266 and $16,981,976 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

Moody’s Rating
Aaa	64.5%
NR (Not Rated)	35.5%

100.0%

Major Class Concentration of Investments

as a Percentage of Net Assets:

U.S. Government And Agency Obligations	70.4%
U.S. Government Agency Mortgage-Backed Obligation	15.2
Asset-Backed And Mortgage-Backed Securities	10.9
Short Term Investments	6.0
Investment Companies	2.6
Net Other Assets and Liabilities	(5.1)

Total	100.0%

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Par Value		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.5%
	Fannie Mae - 6.3%
$6,000,000	2.32%, 09/12/05	$6,000,000
10,000,000	3.22%, 05/09/06	9,998,304

		15,998,304

	Federal Home Loan Bank - 3.6%
2,000,000	3.03%, 04/25/06	2,000,000
7,000,000	3.20%, 06/14/06	6,998,910

		8,998,910

	Freddie Mac - 1.6%
4,000,000	3.70%, 06/30/06	4,000,000

	Total U.S. Government Agency Obligations (Cost $28,997,214)	28,997,214

CORPORATE NOTES - 17.5%
	Banking - Domestic - 6.4%
10,000,000	Marshall & Isley Bank
	3.36%, 12/20/05	10,000,000
2,000,000	Wachovia Corp.
	6.88%, 09/15/05	2,014,432
4,000,000	Wells Fargo & Co.
	3.14%, 07/03/06	4,000,000

		16,014,432

	Computers & Information - 4.0%
10,000,000	International Business Machines Corp. (a)
	3.14%, 12/08/05	10,000,000

	Heavy Machinery - 3.1%
7,864,000	Caterpillar Financial Services Corp., Series F, MTN
	3.25%, 07/09/05	7,864,000

	Securities Broker - 4.0%
10,000,000	Morgan Stanley (b)
	3.34%, 08/15/05	10,000,000

	Total Corporate Notes (Cost $43,878,432)	43,878,432

COMMERCIAL PAPER (c) - 45.2%
	Asset Backed - 14.3%
8,000,000	Albis Capital Corp., (a)
	3.27%, 07/20/05	7,986,194
6,000,000	Ivory Funding Corp. (a)
	3.30%, 07/25/05	5,986,800
8,000,000	Master Funding LLC, (a)
	3.24%, 07/12/05	7,992,080
8,000,000	Steamboat Funding Corp. (a)
	3.35%, 07/08/05	7,994,789
6,000,000	TransAmerica Asset Funding, (a)
	3.30%, 07/15/05	5,992,300

		35,952,163

	Banking - Domestic - 2.4%
$6,000,000	CIT Group, Inc.
	3.06%, 07/05/05	$5,997,960

	Banking - Foreign Banks & Branches - 13.6%
7,500,000	Dexia Delaware LLC
	3.28%, 09/06/05	7,454,286
8,000,000	Lloyds Bank Plc
	3.13%, 07/01/05	8,000,000
9,600,000	Rabobank USA Financial Corp.
	3.35%, 07/01/05	9,600,000
9,000,000	UBS Finance Delaware
	3.39%, 07/01/05	9,000,000

		34,054,286

	Financial Services - 5.7%
7,000,000	International Lease Finance Corp.
	3.29%, 09/07/05	6,956,499
7,500,000	National Rural Utilities Cooperative Finance Corp.
	3.31%, 08/09/05	7,473,106

		14,429,605

	Insurance - 2.4%
6,000,000	Prudential Financial Corp.
	3.01%, 07/06/05	5,997,493

	Securities Broker - 2.8%
7,000,000	Goldman Sachs Group, Inc.
	3.09%, 07/08/05	6,995,794

	Telephone Systems - 3.2%
8,000,000	SBC Communications, Inc. (a)
	3.11%, 07/11/05	7,993,089

	Transportation - 0.8%
2,045,000	NetJets, Inc. (a)
	3.06%, 07/07/05	2,043,957

	Total Commercial Paper (Cost $113,464,347)	113,464,347

CERTIFICATES OF DEPOSIT - 23.7%
8,000,000	American Express Centurion Bank
	3.11%, 07/11/05	8,000,000
8,000,000	Barclays Bank
	3.11%, 07/11/05	8,000,006
8,000,000	BNP Paribas (NY Branch)
	3.31%, 09/09/05	8,000,154
5,000,000	Credit Suisse First Boston (NY Branch)
	3.13%, 01/06/06	5,000,192
8,000,000	HBOS Treasury Services
	3.05%, 07/01/05	8,000,000
8,000,000	Toronto-Dominion Bank, Ltd.
	2.84%, 07/20/05	7,998,061
7,000,000	Washington Mutual Bank
	3.10%, 07/08/05	7,000,000

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Value (Note 2)
CERTIFICATES OF DEPOSIT (continued)
$7,500,000	Wilmington Trust Co
	3.06%, 07/01/05	$7,500,000

	Total Certificates of Deposit (Cost $59,498,413)	59,498,413

Shares
INVESTMENT COMPANIES - 2.0%
4,821,563	Barclays Prime Money Market Fund	4,821,563
46,032	Dreyfus Cash Management Plus
	Money Market Fund	46,032
212,458	One Group Institutional Prime
	Money Market Fund	212,458

	Total Investment Companies (Cost $5,080,053)	5,080,053

Total Investments - 99.9% (Cost $250,918,459)		250,918,459

Net Other Assets and Liabilities - 0.1%		309,509

Total Net Assets - 100.0%		$251,227,968

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At June 30, 2005, these securities amounted to $55,989,208 or 22.3% of net assets. These securities have been deemed to be liquid in accordance with procedures established by the Board of Trustees.

(b)	Variable rate security. The rate shown reflects rate in effect at period end.

(c)	Effective yield at time of purchase.

MTN	Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $250,918,459.

Major Class Concentration of Investments

as a Percentage of Net Assets:

Commercial Paper	45.2%
Certificates Of Deposit	23.7
Corporate Notes	17.5
U.S. Government Agency Obligations	11.5
Investment Companies	2.0
Net Other Assets and Liabilities	0.1

Total	100.0%

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES • June 30, 2005 (Unaudited)

	Select Capital Appreciation Fund	Select Value Opportunity Fund
ASSETS:
Investments:
Investments at cost	$264,790,696	$327,660,521
Net unrealized appreciation	69,016,481	34,774,583

Total investments at value†	333,807,177	362,435,104
Cash	11,200	10,560,133
Foreign currency*	—	—
Receivable for investments sold	200,424	2,356,945
Receivable for shares sold	—	—
Interest and dividend receivables	112,850	1,392,757
Receivable for variation margin	—	—
Unrealized appreciation on forward currency contracts	—	—
Dividend tax reclaim receivable	1,919	6,589
Miscellaneous receivable	—	—

Total Assets	334,133,570	376,751,528

LIABILITIES:
Payable for investments purchased	714,142	3,574,067
Collateral for securities loaned	61,374,685	64,966,598
Management fee payable	208,349	225,603
Distribution fee payable	33,673	38,056
Trustees’ fees and expenses payable	4,044	5,858
Unrealized depreciation on forward currency contracts	—	—
Payable for shares repurchased	267,371	319,766
Payable for variation margin	—	—
Accrued expenses and other payables	55,493	56,641

Total Liabilities	62,657,757	69,186,589

NET ASSETS	$271,475,813	$307,564,939

NET ASSETS consist of:
Paid-in capital	$153,055,679	$179,976,116
Undistributed (distribution in excess of) net investment income (loss)	(761,315)	1,229,694
Accumulated (distribution in excess of) net realized gain (loss) on investments sold, foreign currency transactions and futures contracts	50,164,968	91,584,546
Net unrealized appreciation of investments, assets and liabilities in foreign currency and futures contracts	69,016,481	34,774,583

TOTAL NET ASSETS	$271,475,813	$307,564,939

Shares of beneficial interest outstanding (unlimited authorization, no par value)	116,842,392	135,757,004
NET ASSET VALUE,
Offering and redemption price per share (Net Assets/Shares Outstanding)	$2.323	$2.266

†Total value of securities on loan	$59,326,029	$62,440,926

*	Cost $661,436 for Select International Equity Fund.

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select International Equity Fund	Select Growth Fund	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund	Government Bond Fund	Money Market Fund
$264,780,172	$462,136,839	$281,288,986	$487,790,021	$374,049,663	$121,721,895	$250,918,459
37,699,203	46,894,279	38,485,451	69,610,838	4,445,609	419,047	—

302,479,375	509,031,118	319,774,437	557,400,859	378,495,272	122,140,942	250,918,459
4,466,015	313,967	3,560,257	21,075	18,387	12,447	15,445
644,933	—	—	—	—	—	—
—	1,371,307	1,112,673	—	3,741,319	200	—
—	—	—	—	—	52,248	—
1,059,849	390,066	342,117	726,815	3,650,056	1,066,298	623,514
44,507	—	—	—	—	—	—
801,990	—	—	—	—	—	—
138,778	9,703	—	—	—	—	—
—	—	—	831	—	—	—

309,635,447	511,116,161	324,789,484	558,149,580	385,905,034	123,272,135	251,557,418

—	1,078,910	568,265	—	15,543,037	—	—
17,514,524	50,791,738	27,286,982	36,329,944	1,979,744	6,936,350	—
226,948	309,456	146,310	122,397	128,829	48,240	66,609
36,204	58,050	37,007	65,656	45,853	14,395	31,081
5,978	10,531	6,587	10,317	9,375	3,766	5,366
1,180,453	—	—	—	—	—	—
289,784	573,236	463,307	607,448	210,934	742	195,678
—	—	—	26,933	—	—	—
116,016	94,370	73,940	112,756	75,995	31,089	30,716

19,369,907	52,916,291	28,582,398	37,275,451	17,993,767	7,034,582	329,450

$290,265,540	$458,199,870	$296,207,086	$520,874,129	$367,911,267	$116,237,553	$251,227,968

$346,822,403	$718,253,105	$488,784,717	$615,079,115	$366,762,774	$118,044,956	$251,207,218
7,931,183	1,014,316	131,211	197,245	(2,432,548)	(857,857)	20,750
(101,818,442)	(307,961,830)	(231,194,293)	(163,971,911)	(864,568)	(1,368,593)	—
37,330,396	46,894,279	38,485,451	69,569,680	4,445,609	419,047	—

$290,265,540	$458,199,870	$296,207,086	$520,874,129	$367,911,267	$116,237,553	$251,227,968

233,057,714	300,785,072	174,712,347	198,932,353	339,348,239	107,389,283	251,149,131
$1.245	$1.523	$1.695	$2.618	$1.084	$1.082	$1.000

$16,714,053	$49,050,190	$26,439,647	$34,997,547	$1,910,685	$6,702,547	$—

ALLMERICA INVESTMENT TRUST

STATEMENTS OF OPERATIONS • For the Six Months Ended June 30, 2005 (Unaudited)

	Select capital Appreciation fund	Select Value Opportunity Fund
INVESTMENT INCOME
Interest	$126,839	$92,223
Dividends	632,607	2,861,288
Securities lending income	57,322	40,344
Less net foreign taxes withheld	(6,487)	(26,536)

Total investment income	810,281	2,967,319

EXPENSES
Management fees	1,270,173	1,399,474
Distribution fees	205,615	236,832
Custodian and Fund accounting fees	53,505	57,312
Legal fees	9,463	11,320
Audit fees	18,773	20,828
Trustees’ fees and expenses	10,187	12,305
Reports to shareholders	1,902	1,842
Miscellaneous	516	629

Total expenses before waivers	1,570,134	1,740,542
Less expense waivers	—	—

Total expenses net of expense waivers	1,570,134	1,740,542

NET INVESTMENT INCOME (LOSS)	(759,853)	1,226,777

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	18,489,152	23,748,760
Net realized gain (loss) on futures contracts	—	—
Net realized gain (loss) on foreign currency transactions	(4,160)	(190)
Net change in unrealized appreciation (depreciation) of investments	(14,221,906)	(26,612,161)
Net change in unrealized appreciation (depreciation) of assets and liabilities in foreign currency	1,383	—
Net change in unrealized appreciation (depreciation) of futures contracts	—	—

NET GAIN (LOSS) ON INVESTMENTS	4,264,469	(2,863,591)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,504,616	$(1,636,814)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select International Equity Fund	Select Growth Fund	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund	Government Bond Fund	Money Market Fund
$59,045	$166,183	$1,229	$155,367	$8,747,194	$2,286,902	$3,467,536
6,174,667	2,108,402	2,448,266	4,928,324	—	—	—
137,870	31,748	13,690	35,065	8,798	4,572	—
(686,161)	(39,586)	—	—	—	—	—

5,685,421	2,266,747	2,463,185	5,118,756	8,755,992	2,291,474	3,467,536

1,416,699	1,962,654	905,241	756,496	794,958	299,970	409,788
230,316	356,448	229,979	409,267	284,162	89,991	192,497
241,771	94,127	70,416	171,904	75,436	33,937	39,076
11,021	16,115	10,431	18,712	12,794	4,130	12,181
20,587	30,532	20,115	35,430	24,792	8,392	16,804
12,183	19,821	12,647	21,627	16,590	5,568	9,913
9,295	4,341	3,299	3,119	2,395	893	15,091
624	1,030	656	1,174	910	323	963

1,942,496	2,485,068	1,252,784	1,417,729	1,212,037	443,204	696,313
—	(84,264)	—	—	—	—	—

1,942,496	2,400,804	1,252,784	1,417,729	1,212,037	443,204	696,313

3,742,925	(134,057)	1,210,401	3,701,027	7,543,955	1,848,270	2,771,223

12,590,420	18,086,047	4,854,872	(4,670,745)	623,063	(126,340)	—
71,786	—	—	(105,998)	—	—	—
(749,767)	375	—	—	—	—	—
(16,620,261)	(26,657,137)	(9,148,451)	(5,438,306)	(638,450)	303,671	—
(335,984)	—	—	—	—	—	—
44,048	—	—	(47,777)	—	—	—

(4,999,758)	(8,570,715)	(4,293,579)	(10,262,826)	(15,387)	177,331	—

$(1,256,833)	$(8,704,772)	$(3,083,178)	$(6,561,799)	$7,528,568	$2,025,601	$2,771,223

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Select Capital Appreciation Fund
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
NET ASSETS at beginning of period	$299,355,071	$296,203,932

Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	(759,853)	(2,024,733)
Net realized gain on investments sold, foreign currency transactions, and futures contracts	18,484,992	39,823,753
Net change in unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency, and futures contracts	(14,220,523)	11,697,850

Net increase (decrease) in net assets resulting from operations	3,504,616	49,496,870

Distributions to shareholders from:
Net investment income	—	—
Net realized gain on investments	—	(25,213,313)

Total distributions	—	(25,213,313)

Capital share transactions:
Net proceeds from sales of shares	1,156,734	18,475,189
Issued to shareholders in reinvestment of distributions	—	25,213,313
Cost of shares repurchased	(32,540,608)	(64,820,920)

Net decrease from capital share transactions	(31,383,874)	(21,132,418)

Total increase (decrease) in net assets	(27,879,258)	3,151,139

NET ASSETS at end of period	$271,475,813	$299,355,071

Undistributed (distribution in excess of) net investment income (loss)	$(761,315)	$(1,462)

OTHER INFORMATION:

Share transactions:
Sold	510,551	8,386,260
Issued to shareholders in reinvestment of distributions	—	13,118,269
Repurchased	(14,609,024)	(29,966,652)

Net decrease in shares outstanding	(14,098,473)	(8,462,123)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select Value Opportunity Fund		Select International Equity Fund		Select Growth Fund		Core Equity Fund
Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
$345,750,311	$380,800,995	$333,493,513	$380,653,182	$528,558,184	$625,728,520	$337,127,194	$400,016,657

1,226,777	76,603	3,742,925	4,551,152	(134,057)	1,149,335	1,210,401	3,624,671
23,748,570	70,248,308	11,912,439	17,603,261	18,086,422	55,845,736	4,854,872	14,247,089
(26,612,161)	(9,880,090)	(16,912,197)	22,365,117	(26,657,137)	(19,966,323)	(9,148,451)	15,552,965

(1,636,814)	60,444,821	(1,256,833)	44,519,530	(8,704,772)	37,028,748	(3,083,178)	33,424,725

—	(195,555)	—	(4,285,464)	—	—	(1,124,431)	(3,653,589)
—	(22,153,292)	—	—	—	—	—	—

—	(22,348,847)	—	(4,285,464)	—	—	(1,124,431)	(3,653,589)

1,781,635	4,975,103	5,483,899	22,515,775	320,754	80,506	450,779	145,927
—	22,348,847	—	4,285,464	—	—	1,124,431	3,653,589
(38,330,193)	(100,470,608)	(47,455,039)	(114,194,974)	(61,974,296)	(134,279,590)	(38,287,709)	(96,460,115)

(36,548,558)	(73,146,658)	(41,971,140)	(87,393,735)	(61,653,542)	(134,199,084)	(36,712,499)	(92,660,599)

(38,185,372)	(35,050,684)	(43,227,973)	(47,159,669)	(70,358,314)	(97,170,336)	(40,920,108)	(62,889,463)

$307,564,939	$345,750,311	$290,265,540	$333,493,513	$458,199,870	$528,558,184	$296,207,086	$337,127,194

$1,229,694	$2,917	$7,931,183	$4,188,258	$1,014,316	$1,148,373	$131,211	$45,241

802,335	2,354,194	4,416,603	19,986,173	211,231	55,897	268,022	92,981
—	11,881,364	—	3,993,908	—	—	672,853	2,230,774
(17,337,846)	(47,740,940)	(38,031,000)	(100,846,151)	(41,628,887)	(92,875,643)	(22,976,826)	(60,667,374)

(16,535,511)	(33,505,382)	(33,614,397)	(76,866,070)	(41,417,656)	(92,819,746)	(22,035,951)	(58,343,619)

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
NET ASSETS at beginning of period	$595,036,614	$666,454,873

Increase (decrease) in net assets resulting from operations:
Net investment income	3,701,027	9,352,455
Net realized gain (loss) on investments sold, foreign currency transactions, and futures contracts	(4,776,743)	(5,491,515)
Net change in unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency, and futures contracts	(5,486,083)	54,384,265

Net increase (decrease) in net assets resulting from operations	(6,561,799)	58,245,205

Distributions to shareholders from:
Net investment income	(3,546,117)	(9,477,338)
Net realized gain on investments	—	—

Total distributions	(3,546,117)	(9,477,338)

Capital share transactions:
Net proceeds from sales of shares	9,732,270	9,645,957
Issued to shareholders in reinvestment of distributions	3,546,117	9,477,338
Cost of shares repurchased	(77,332,956)	(139,309,421)

Net decrease from capital share transactions	(64,054,569)	(120,186,126)

Total decrease in net assets	(74,162,485)	(71,418,259)

NET ASSETS at end of period	$520,874,129	$595,036,614

Undistributed (distribution in excess of) net investment income (loss)	$197,245	$42,335

OTHER INFORMATION:
Share transactions:
Sold	3,765,752	3,877,093
Issued to shareholders in reinvestment of distributions	1,360,379	3,711,188
Repurchased	(29,567,944)	(55,860,548)

Net decrease in shares outstanding	(24,441,813)	(48,272,267)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select Investment Grade Income Fund		Government Bond Fund		Money Market Fund
Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
$402,218,814	$530,198,773	$128,860,335	$200,158,460	$264,678,567	$377,154,527

7,543,955	17,654,294	1,848,270	4,663,724	2,771,223	2,804,306
623,063	2,735,617	(126,340)	884,027	—	4,093
(638,450)	(2,872,175)	303,671	(2,220,513)	—	—

7,528,568	17,517,736	2,025,601	3,327,238	2,771,223	2,808,399

(8,747,278)	(24,167,490)	(2,141,690)	(5,646,130)	(2,771,223)	(2,804,306)
—	(6,247,516)	—	(273,498)	—	—

(8,747,278)	(30,415,006)	(2,141,690)	(5,919,628)	(2,771,223)	(2,804,306)

6,025,196	12,499,850	2,204,061	1,021,637	70,774,053	105,887,642
8,747,278	30,415,006	2,141,690	5,919,628	2,771,223	2,804,306
(47,861,311)	(157,997,545)	(16,852,444)	(75,647,000)	(86,995,875)	(221,172,001)

(33,088,837)	(115,082,689)	(12,506,693)	(68,705,735)	(13,450,599)	(112,480,053)

(34,307,547)	(127,979,959)	(12,622,782)	(71,298,125)	(13,450,599)	(112,475,960)

$367,911,267	$402,218,814	$116,237,553	$128,860,335	$251,227,968	$264,678,567

$(2,432,548)	$(1,229,225)	$(857,857)	$(564,437)	$20,750	$20,750

5,557,793	11,297,435	2,042,785	921,521	70,774,053	105,887,642
8,133,420	27,670,352	1,993,502	5,415,831	2,771,223	2,804,306
(44,058,255)	(142,900,172)	(15,596,630)	(68,746,934)	(86,995,875)	(221,172,001)

(30,367,042)	(103,932,385)	(11,560,343)	(62,409,582)	(13,450,599)	(112,480,053)

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period

	Income from Investment Operations				Less Distributions
Year Ended December 31,	Net Asset Value Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Increase (Decrease) in Net Asset Value
Select Capital Appreciation Fund(6)
2005(d)	$2.286	$(0.007)	$0.044	$0.037	$—	$—	$—	$0.037
2004	2.125	(0.015)	0.373	0.358	—	(0.197)	(0.197)	0.161
2003	1.521	(0.015)	0.619	0.604	—	—	—	0.604
2002	1.940	(0.014)	(0.405)	(0.419)	—	—	—	(0.419)
2001	2.122	(0.010)	(0.019)	(0.029)	—	(0.153)	(0.153)	(0.182)
2000	2.053	(0.008)	0.147	0.139	—	(0.070)	(0.070)	0.069
Select Value Opportunity Fund(6)
2005(d)	$2.270	$0.009	$(0.013)	$(0.004)	$—	$—	$—	$(0.004)
2004	2.050	0.001	0.365	0.366	(0.001)	(0.145)	(0.146)	0.220
2003	1.487	0.002	0.568	0.570	(0.002)	(0.005)	(0.007)	0.563
2002	1.975	0.002	(0.315)	(0.313)	(0.011)	(0.164)	(0.175)	(0.488)
2001	1.958	0.012	0.225	0.237	(0.012)	(0.208)	(0.220)	0.017
2000	1.521	0.012	0.446	0.458	(0.006)	(0.015)	(0.021)	0.437
Select International Equity Fund(1)(6)
2005(d)	$1.251	$0.018	$(0.024)	$(0.006)	$—	$—	$—	$(0.006)
2004	1.108	0.019	0.139	0.158	(0.015)	—	(0.015)	0.143
2003	0.874	0.015	0.226	0.241	(0.007)	—	(0.007)	0.234
2002	1.113	0.013	(0.226)	(0.213)	(0.017)	(0.009)	(0.026)	(0.239)
2001	1.781	0.018	(0.385)	(0.367)	(0.024)	(0.277)	(0.301)	(0.668)
2000	2.031	0.013	(0.191)	(0.178)	(0.009)	(0.063)	(0.072)	(0.250)
Select Growth Fund(1)(6)
2005(d)	$1.545	$— (5)	$(0.022)	$(0.022)	$—	$—	$—	$(0.022)
2004	1.438	0.003 (3)	0.104	0.107	—	—	—	0.107
2003	1.139	(0.001)	0.301	0.300	(0.001)	—	(0.001)	0.299
2002	1.576	0.001	(0.436)	(0.435)	(0.002)	—	(0.002)	(0.437)
2001	2.214	0.002	(0.545)	(0.543)	—	(0.095)	(0.095)	(0.638)
2000	3.049	(0.001)	(0.489)	(0.490)	—	(0.345)	(0.345)	(0.835)
Core Equity Fund(1)(6)
2005(d)	$1.713	$0.007	$(0.019)	$(0.012)	$(0.006)	$—	$(0.006)	$(0.018)
2004	1.568	0.017 (3)	0.145	0.162	(0.017)	—	(0.017)	0.145
2003	1.239	0.012	0.329	0.341	(0.012)	—	(0.012)	0.329
2002	1.633	0.011 (4)	(0.393)	(0.382)	(0.012)	—	(0.012)	(0.394)
2001	2.689	0.016	(0.439)	(0.423)	(0.015)	(0.618)	(0.633)	(1.056)
2000	3.310	0.016	(0.295)	(0.279)	(0.017)	(0.325)	(0.342)	(0.621)

*	Annualized.

**	Not Annualized.

(a)	Including reimbursements, waivers, and reductions.

(b)	Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.

(c)	Excluding reimbursements, waivers, and reductions.

(d)	For the six months ended June 30, 2005 (Unaudited).

(1)	The Select International Equity Fund changed sub-advisors and added a second sub-advisor on October 1, 2004. The Select Growth Fund added a second sub-adviser on April 18, 2003 and replaced the first sub-adviser on April 30, 2004. The Core Equity Fund changed sub-advisers and added a second sub-adviser on May 1, 2002.

(2)	Net investment income (loss) per share before reimbursements and waivers of fees by the investment advisor or reductions were $(0.016) in 2004 for Select Capital Appreciation Fund; $(0.001) in 2004, $0.001 in 2003, $0.000 in 2002, $0.011 in 2001, and $0.011 in 2000 for Select Value Opportunity Fund; $(0.002) in 2003, $0.000 in 2002, $0.001 in 2001, and $(0.002) in 2000 for Select Growth Fund; and $0.014 in 2001 and $0.015 in 2000 for Core Equity Fund.

(3)	Investment income per share reflects a special dividend which amounted to $0.006 and $0.004 for Select Growth Fund and Core Equity Fund, respectively.

(4)	Computed using average shares outstanding throughout the period.

(5)	Net investment loss is less than $0.0005.

(6)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3).

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

	Ratios/Supplemental Data
				Ratios To Average Net Assets
Net Asset Value End of Period	Total Return		Net Assets End of Period (000’s)	Net Investment Income (Loss)	Operating Expenses			Management Fee		Portfolio Turnover Rate
					(a)	(b)	(c)	Gross	Net

$2.323	1.62	%**	$271,476	(0.55)%*	1.15%*	1.15%*	1.15%*	0.93%*	0.93%*	12%**
2.286	18.62%		299,355	(0.70)%	1.14%	1.15%	1.15%	0.92%	0.92%	38%
2.125	39.71%		296,204	(0.70)%	1.11%	1.13%	1.13%	0.92%	0.92%	46%
1.521	(21.60)%		287,593	(0.70)%	1.05%	1.06%	1.06%	0.90%	0.90%	41%
1.940	(1.14)%		435,864	(0.51)%	0.93%	0.94%	0.94%	0.88%	0.88%	44%
2.122	6.81%		510,483	(0.38)%	0.93%	0.94%	0.94%	0.87%	0.87%	53%

$2.266	(0.18	)%**	$307,565	0.78%*	1.10%*	1.10%*	1.10%*	0.89%*	0.89%*	44%**
2.270	19.35%		345,750	0.02%	1.04%	1.10%	1.10%	0.88%	0.88%	99%
2.050	38.43%		380,801	0.07%	1.03%	1.09%	1.09%	0.88%	0.88%	117%
1.487	(16.32)%		351,831	0.12%	0.96%	1.03%	1.03%	0.87%	0.87%	94%
1.975	12.70%		440,335	0.63%	0.87%	0.92%	0.92%	0.87%	0.87%	97%
1.958	30.40%		397,541	0.71%	0.87%	0.94%	0.94%	0.88%	0.88%	22%

$1.245	(0.48	)%**	$290,266	2.44%*	1.27%*	1.27%*	1.27%*	0.92%*	0.92%*	11%**
1.251	14.47%		333,494	1.33%	1.21%	1.22%	1.22%	0.92%	0.92%	84%
1.108	27.77%		380,653	1.46%	1.18%	1.19%	1.19%	0.92%	0.92%	28%
0.874	(19.37)%		335,890	1.17%	1.13%	1.14%	1.14%	0.91%	0.91%	14%
1.113	(21.43)%		460,006	0.97%	0.99%	1.01%	1.01%	0.89%	0.89%	26%
1.781	(9.03)%		679,128	0.77%	0.98%	0.99%	0.99%	0.88%	0.88%	24%

$1.523	(1.42	)%**	$458,200	(0.06)%*	1.01%*	1.01%*	1.05%*	0.83%*	0.79%*	21%**
1.545	7.44%		528,558	0.21%	1.00%	1.02%	1.05%	0.82%	0.79%	95%
1.438	26.30%		625,729	(0.08)%	1.03%	1.07%	1.07%	0.81%	0.81%	75%
1.139	(27.60)%		375,959	0.05%	0.95%	1.01%	1.01%	0.82%	0.82%	125%
1.576	(24.71)%		660,893	0.12%	0.78%	0.85%	0.85%	0.79%	0.79%	91%
2.214	(17.79)%		1,040,237	(0.05)%	0.80%	0.81%	0.81%	0.76%	0.76%	79%

$1.695	(0.68	)%**	$296,207	0.79%*	0.82%*	0.82%*	0.82%*	0.59%*	0.59%*	20%**
1.713	10.41%		337,127	1.02%	0.79%	0.81%	0.81%	0.58%	0.58%	37%
1.568	27.67%		400,017	0.88%	0.78%	0.80%	0.80%	0.58%	0.58%	27%
1.239	(23.45)%		401,888	0.78%	0.70%	0.74%	0.74%	0.57%	0.57%	115%
1.633	(16.90)%		673,753	0.75%	0.58%	0.61%	0.61%	0.55%	0.55%	134%
2.689	(9.51)%		924,904	0.51%	0.44%	0.50%	0.50%	0.45%	0.45%	190%

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period

	Income from Investment Operations						Less Distributions(e)
Year Ended December 31,	Net Asset Value Beginning of Period	Net Investment Income(2)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Increase (Decrease in Net) Asset Value
Equity Index Fund(7)
2005(d)	$2.664	$0.018		$(0.047)		$(0.029)	$(0.017)	$—	$(0.017)	$(0.046)
2004	2.453	0.040	(6)	0.211		0.251	(0.040)	—	(0.040)	0.211
2003	1.944	0.029		0.508		0.537	(0.028)	—	(0.028)	0.509
2002	2.715	0.027		(0.616)		(0.589)	(0.028)	(0.154)	(0.182)	(0.771)
2001	3.299	0.030		(0.422)		(0.392)	(0.029)	(0.163)	(0.192)	(0.584)
2000	4.060	0.032		(0.362)		(0.330)	(0.034)	(0.397)	(0.431)	(0.761)
Select Investment Grade Income Fund(1)
2005(d)	$1.088	$0.022		$—	(5)	$0.022	$(0.026)	$—	$(0.026)	$(0.004)
2004	1.119	0.043		—		0.043	(0.059)	(0.015)	(0.074)	(0.031)
2003	1.134	0.040		(0.003	)(3)	0.037	(0.052)	—	(0.052)	(0.015)
2002	1.106	0.054		0.034		0.088	(0.060)	—	(0.060)	0.028
2001	1.086	0.064	(4)	0.021		0.085	(0.065)	—	(0.065)	0.020
2000	1.051	0.070		0.035		0.105	(0.070)	—	(0.070)	0.035
Government
Bond Fund(1)
2005(d)	$1.083	$0.017		$0.002		$0.019	$(0.020)	$—	$(0.020)	$(0.001)
2004	1.104	0.030		(0.007)		0.023	(0.042)	(0.002)	(0.044)	(0.021)
2003	1.130	0.030		(0.011)		0.019	(0.045)	—	(0.045)	(0.026)
2002	1.077	0.041		0.057		0.098	(0.045)	—	(0.045)	0.053
2001	1.051	0.049	(4)	0.030		0.079	(0.053)	—	(0.053)	0.026
2000	1.011	0.058		0.040		0.098	(0.058)	—	(0.058)	0.040
Money Market Fund
2005(d)	$1.000	$0.011		$—		$0.011	$(0.011)	$—	$(0.011)	$—
2004	1.000	0.009		—		0.009	(0.009)	—	(0.009)	—
2003	1.000	0.008		—		0.008	(0.008)	— (5)	(0.008)	—
2002	1.000	0.016		—		0.016	(0.016)	—	(0.016)	—
2001	1.000	0.042		—		0.042	(0.042)	—	(0.042)	—
2000	1.000	0.062		—		0.062	(0.062)	—	(0.062)	—

*	Annualized.

**	Not Annualized.

(a)	Including reimbursements, waivers, and reductions.

(b)	Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.

(c)	Excluding reimbursements, waivers, and reductions.

(d)	For the six months ended June 30, 2005 (Unaudited).

(e)	Certain prior year amounts have been reclassified to conform to current year presentation.

(1)	Effective January 1, 2001 the Select Investment Grade Income Fund and Government Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and are amortizing premium and discount on debt securitites using the daily effective yield method. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share by $0.003 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.007 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.003 for Select Investment Grade Income Fund and an increase in net realized and unrealized gains and losses per share by $0.007 for Government Bond Fund and a decrease in the ratio of net investment income to average net assets from 6.04% to 5.79% for Select Investment Grade Income Fund and a decrease in the ratio of net investment income to average net assets from 5.16% to 4.52% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(2)	Net investment income (loss) per share before expense reductions was $0.028 in 2003 and $0.029 in 2001 for Equity Index Fund.

(3)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to the fluctuating market values of the investments of the Portfolio.

(4)	Computed using average shares outstanding throughout the period.

(5)	Amount is less than $.0005 or $(.0005).

(6)	Investment income per share reflects a special dividend which amounted to $0.008 per share for Equity Index Fund.

(7)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3).

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Net Asset Value End of Period	Ratios/Supplemental Data									Portfolio Turnover Rate
	Total Return		Net Assets End of Period (000’s)	Ratios To Average Net Assets
				Net Investment Income	Operating Expenses			Management Fee
					(a)	(b)	(c)	Gross	Net

$2.618	(1.07	)%**	$520,874	1.36%*	0.52%*	0.52%*	0.52%*	0.28%*	0.28%*	3%**
2.664	10.32%		595,037	1.53%	0.50%	0.52%	0.52%	0.28%	0.28%	4%
2.453	27.83%		666,455	1.37%	0.45%	0.50%	0.50%	0.28%	0.28%	23%
1.944	(22.22)%		342,683	1.16%	0.45%	0.47%	0.47%	0.28%	0.28%	10%
2.715	(12.02)%		517,315	1.02%	0.32%	0.34%	0.34%	0.28%	0.28%	21%
3.299	(9.03)%		599,266	0.87%	0.32%	0.33%	0.33%	0.27%	0.27%	9%

$1.084	2.02	%**	$367,911	3.98%*	0.64%*	0.64%*	0.64%*	0.42%*	0.42%*	44%**
1.088	3.98%		402,219	3.78%	0.64%	0.64%	0.64%	0.42%	0.42%	113%
1.119	3.31%		530,199	3.42%	0.63%	0.63%	0.63%	0.41%	0.41%	192%
1.134	8.14%		620,074	4.85%	0.58%	0.58%	0.58%	0.41%	0.41%	130%
1.106	7.94%		571,582	5.79%	0.47%	0.47%	0.47%	0.41%	0.41%	114%
1.086	10.31%		445,609	6.53%	0.49%	0.49%	0.49%	0.42%	0.42%	159%

$1.082	1.75	%**	$116,238	3.08%*	0.74%*	0.74%*	0.74%*	0.50%*	0.50%*	15%**
1.083	2.12%		128,860	3.02%	0.73%	0.73%	0.73%	0.50%	0.50%	77%
1.104	1.67%		200,158	2.82%	0.71%	0.71%	0.71%	0.50%	0.50%	55%
1.130	9.28%		291,995	3.48%	0.68%	0.68%	0.68%	0.50%	0.50%	79%
1.077	7.63%		116,514	4.52%	0.58%	0.58%	0.58%	0.50%	0.50%	190%
1.051	10.00%		78,531	5.58%	0.61%	0.61%	0.61%	0.50%	0.50%	53%

$1.000	1.08	%**	$251,228	2.16%*	0.54%*	0.54%*	0.54%*	0.32%*	0.32%*	N/A
1.000	0.91%		264,679	0.88%	0.52%	0.52%	0.52%	0.32%	0.32%	N/A
1.000	0.80%		377,155	0.82%	0.53%	0.53%	0.53%	0.30%	0.30%	N/A
1.000	1.66%		704,805	1.63%	0.45%	0.45%	0.45%	0.30%	0.30%	N/A
1.000	4.28%		604,657	4.11%	0.36%	0.36%	0.36%	0.31%	0.31%	N/A
1.000	6.40%		457,912	6.19%	0.31%	0.31%	0.31%	0.26%	0.26%	N/A

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	ORGANIZATION

Allmerica Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies; (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. Allmerica Financial Corporation (“AFC”) has ceased all new sales of proprietary variable annuities and life insurance products (see Note 8). The Trust is comprised of nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Core Equity, Equity Index, Select Investment Grade Income, Government Bond and Money Market Funds (individually a “Portfolio”, collectively, the “Portfolios”).

In the opinion of management, the unaudited financial statements reflect all adjustments, which consist of normal and recurring adjustments, necessary to present fairly the financial positions of the Portfolios at June 30, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the six month period ending June 30, 2005.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Equity securities which are traded on a recognized exchange (other than Nasdaq) are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Securities listed or traded on Nasdaq are valued at the Nasdaq official closing price. Over-the-counter securities for which market quotations are readily available are valued at the last available price in the market prior to the time of valuation. Securities that are primarily traded on foreign exchanges generally are valued at the closing values of such securities on their respective exchanges. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. If prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term investments that mature in 60 days or less are valued at amortized cost. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in other investment companies are valued at net asset value.

Forward Foreign Currency Contracts: The Select Capital Appreciation, Select International Equity and Select Growth Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily forward exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are realized on the date of offset, otherwise gains and losses are realized on the settlement date.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on the purchases and sales of the securities. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying financial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country’s tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared, distributed and reinvested quarterly for the Core Equity, Equity Index, Select Investment Grade Income and Government Bond Funds, and annually for the Select Capital Appreciation, Select Value Opportunity, Select International Equity and Select Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations. Differences between book basis and tax basis amounts are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including “Post-October Losses”, foreign currency gains and losses, gains and losses on futures contracts, and losses deferred due to wash sales and differing treatments for foreign currency transactions, paydown gains/losses on certain securities, capital loss carryforwards, return of capital on real estate investment trust holdings, net operating losses, amortization of premium and market discount, and non-taxable dividends. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights, as applicable.

Futures Contracts: All Portfolios, except the Money Market Fund, may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase a Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease a Portfolio’s exposure to the underlying instrument or hedge other portfolio investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin, if any, reflected in each applicable Portfolio’s Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable Portfolio’s portfolio

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

of investments. The face amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the terms of the contracts. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company (“IBT”) as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Securities lending income” in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short-term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the counterparty (borrower) held not meet its obligations under the terms of the loan. Information regarding the securities loaned and the collateral held at period end is included in a footnote at the end of each applicable Portfolio’s portfolio of investments.

Cash Accounts: From time to time the Portfolios may leave cash overnight in their account. IBT has been contracted on behalf of the Portfolios to sweep these monies into a demand note account, which will pay interest equal to 75% of that day’s U.S. Treasury Bill rate back to the Portfolios.

Expenses: Expenses directly attributed to a portfolio are charged to the portfolio, while expenses which are attributable to more than one portfolio of the Trust are allocated based upon relative net assets among the respective Portfolios and one other affiliated investment company, Allmerica Securities Trust.

Forward Commitments: The Select Capital Appreciation, Select Investment Grade Income, Government Bond, and Money Market Funds may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time (“forward commitments”). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolios, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Options: All Portfolios, except the Money Market Fund, may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates. Writing puts and buying calls tend to increase a Portfolio’s exposure to the underlying security. Buying puts and writing calls tend to decrease a Portfolio’s exposure to the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security to determine the realized gain or loss. Realized gains and losses on written options are included in realized gains and losses on securities. Losses may arise from changes in the value of the underlying securities, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the terms of the contracts. Exchange-traded options are valued using the last sale price or, if there were no sales that day, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust’s Board of Trustees. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust’s Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3.	INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Management Fees: Allmerica Financial Investment Management Services, Inc. (“AFIMS”), a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”), serves as investment manager and administrator to the Trust. Allmerica Financial is a wholly-owned subsidiary of AFC. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

	Percentage of Average Daily Net Assets
Portfolio	First $100,000,000	Next $150,000,000	Next $250,000,000	Next $250,000,000	Next $250,000,000	Over $1,000,000,000
Select Capital Appreciation Fund	1.00%	0.90%	0.80%	0.70%	0.70%	0.65%
Select Value Opportunity Fund	1.00%	0.85%	0.80%	0.75%	0.70%	0.70%
Select International Equity Fund	1.00%	0.90%	0.85%	0.85%	0.85%	0.85%
Select Growth Fund	0.85%	0.85%	0.80%	0.75%	0.70%	0.70%
Core Equity Fund	0.60%	0.60%	0.55%	0.50%	0.45%	0.45%
Government Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Money Market Fund	0.35%	0.30%	0.30%	0.25%	0.20%	0.20%

Portfolio	First $50,000,000	Next $200,000,000	Over $250,000,000
Equity Index Fund	0.35%	0.30%	0.25%

Portfolio	First $50,000,000	Next $50,000,000	Over $100,000,000
Select Investment Grade Income Fund	0.50%	0.45%	0.40%

AFIMS has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. AFIMS is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

Select Capital Appreciation Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Select Value Opportunity Fund	Cramer Rosenthal McGlynn, LLC

Select International Equity Fund	Grantham, Mayo, Van Otterloo & Co., LLC (“GMO”) J.P. Morgan Investment Management Inc. (“J.P. Morgan”)

Select Growth Fund	GE Asset Management Incorporated (“GEAM”)

Jennison Associates LLC (“Jennison”)

Core Equity Fund	UBS Global Asset Management (Americas) Inc. (“UBS”) Goldman Sachs Asset Management, L.P. (“Goldman”)

Equity Index Fund	Opus Investment Management, Inc. (wholly-owned subsidiary of AFC)

Select Investment Grade Income Fund	Opus Investment Management, Inc.

Government Bond Fund	Opus Investment Management, Inc.

Money Market Fund	Opus Investment Management, Inc.

T. Rowe Price International Series, Inc., an investment company managed by an affiliate of T. Rowe Price, is currently used as an investment vehicle for certain insurance products sponsored by Allmerica Financial and First Allmerica Financial Life Insurance Company (“First Allmerica”), a wholly-owned subsidiary of Allmerica Financial. GMO and J.P. Morgan each independently manages its own portion of the Select International Equity Fund. GEAM and Jennison each independently manages its own portion of the Select Growth Fund. UBS and Goldman each independently manages its own portion of the Core Equity Fund.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Brokerage Commissions: The Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Core Equity, and Equity Index Funds have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Effective January 1, 2005, amounts earned by the Funds under such agreements are included with realized gain or loss on investment transactions presented in the statement of operations. Prior to January 1, 2005, amounts earned by the Funds under such agreements were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. For the six months ended June 30, 2005, brokerage commissions under these agreements were as follows:

Commissions
Select Capital Appreciation Fund	$8,663
Select Value Opportunity Fund	53,479
Select International Equity Fund	1,283
Select Growth Fund	49,976
Core Equity Fund	25,996
Equity Index Fund	50,851

Plan of Distribution and Service: The 12b-1 Plan permits the Portfolios to pay Allmerica Financial and First Allmerica for marketing and distribution expenses to support the sale and distribution of the Portfolios’ shares and the provision of services to maintain and retain accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets. As directed by the Board of Trustees, each Portfolio pays a distribution fee at an annual rate of 0.15% of each Portfolio’s average daily net assets. For the six months ended June 30, 2005, total payments made to Allmerica Financial and First Allmerica by the Portfolios under the 12b-1 Plan amounted to $2,235,107.

Custodian, Fund Accounting, and Administrative Fees: IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. AFIMS has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and reimbursement of certain out-of-pocket expenses. AFIMS is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.	REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain voluntary expense limitations as a percentage of average net assets, AFIMS will voluntarily reimburse fees and any expenses in excess of the expense limitations. The Portfolios’ voluntary expense limitations are as follows:

Select Capital Appreciation Fund	1.35%
Select Value Opportunity Fund*	1.25%
Select International Equity Fund	1.50%
Select Growth Fund**	1.20%
Core Equity Fund	1.20%
Equity Index Fund	0.60%
Select Investment Grade Income Fund	1.00%
Government Bond Fund	1.00%
Money Market Fund	0.60%

Expense limitations may be removed or revised at any time after a Portfolio’s first fiscal year of operations without prior notice to existing shareholders.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

*	AFIMS has also voluntarily agreed to limit its management fees to an annual rate of 0.90% of average daily net assets of the Select Value Opportunity Fund until further notice.

**	Effective April 30, 2004, GEAM assumed sub-adviser responsibilities from Putnam Investment Management, LLC (“Putnam”) for that portion of the Select Growth Fund that was independently managed by Putnam. AFIMS has voluntarily agreed to waive that portion of the management fee of the Select Growth Fund to the extent that the amount of the sub-adviser fee paid to GEAM is less than the amount that would have been paid to Putnam. For the six months ended June 30, 2005, this management fee waiver amounted to $84,264.

5.	SHARES OF BENEFICIAL INTEREST

The Trust’s Declaration of Trust authorizes the Trustees to issue an unlimited number of shares beneficial interest for the Portfolios, each without a par value.

6.	FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

7.	FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risks other than those reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Capital Appreciation, Select International Equity and Select Growth Funds may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

8.	SUBSEQUENT EVENTS

On August 22, 2005, AFC announced that it had entered into a definitive agreement to sell Allmerica Financial and its closed block of variable annuity and variable life business (the “Transaction”) to The Goldman Sachs Group, Inc. (“Goldman Sachs”). In addition, as part of the Transaction, Goldman Sachs will purchase AFIMS. The Transaction is expected to close on or about November 30, 2005.

In connection with the Transaction, the Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio of the Trust (each, an “AIT Fund”). The Reorganization Agreement is among the Trust, on behalf of each AIT Fund, Goldman Sachs Variable Insurance Trust (“GSVIT”), on behalf of each investment fund of GSVIT listed below (each, a “GSVIT Fund”), AFC, AFIMS, Goldman Sachs

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Asset Management, L.P. and Goldman Sachs Asset Management International. Pursuant to the Reorganization Agreement, each AIT Fund will be reorganized into a corresponding GSVIT Fund, as noted below (each, a “Fund Reorganization”):

AIT Fund	GSVIT Fund
Select International Equity Fund	International Equity Fund
Core Equity Fund	CORESM U.S. Equity Fund
Select Growth Fund	Capital Growth Fund
Select Capital Appreciation Fund	Growth Opportunities Fund
Equity Index Fund	Equity Index Fund
Select Value Opportunity Fund	Mid Cap Value Fund
Government Bond Fund	Government Income Fund
Select Investment Grade Income Fund	Core Fixed Income Fund
Money Market Fund	Money Market Fund

A Special Meeting of Shareholders of the Trust is expected to be held in November 2005, at which shareholders of each AIT Fund will be asked to approve the Fund Reorganization relating to such AIT Fund. Although separate accounts of Allmerica Financial and First Allmerica are the only shareholders of the AIT Funds, owners of variable annuity contracts or variable life insurance contracts with allocations in the separate accounts that invest in the AIT Funds will have the right to instruct Allmerica Financial or First Allmerica as to how to vote on the shares of the AIT Fund(s) attributable to their variable contracts. If approved at the Special Meeting of Shareholders, each Fund Reorganization will take place shortly thereafter. The proposed Fund Reorganizations are not conditioned on each other.

If the Reorganization Agreement is approved with respect to an AIT Fund, the AIT Fund will reorganize into the corresponding GSVIT Fund. The AIT Fund will transfer all of its assets and liabilities attributable to its shares to the corresponding GSVIT Fund in exchange for shares of such GSVIT Fund and the assumption by the GSVIT Fund of the liabilities of the AIT Fund. Each AIT Fund Reorganization will be effected on the basis of the relative net asset values of the relevant AIT Fund and GSVIT Fund. Each AIT Fund Reorganization will be followed immediately by the distribution of the shares of the corresponding GSVIT Fund to the separate account shareholders of such AIT Fund in complete liquidation of the AIT Fund. As a result, if a Fund Reorganization occurs, each affected separate account will be invested in shares of the relevant corresponding GSVIT Fund.

ALLMERICA INVESTMENT TRUST

REGULATORY DISCLOSURES (Unaudited)

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund (the “Portfolio”) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Securities issued by some U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), are not backed by the full faith and credit of the U.S. Government. No assurances can be given that the U.S. Government would provide financial support to a U.S. Government-sponsored instrumentality if not obligated to do so.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios of Allmerica Investment Trust (the “Trust”) and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”) or First Allmerica Financial Life Insurance Company (“First Allmerica”) unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial or First Allmerica, and the Trust which include important information related to charges and expenses.

The Trust files complete schedules of portfolio holdings of the Portfolios of the Trust with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

Descriptions of the policies and procedures that the Portfolios of the Trust use to determine how to vote proxies relating to portfolio securities are available via the following methods:

(i)	Without charge, upon request, by calling 1-800-533-7881;

(ii)	On each of the following websites:

http://www.allmerica.com/afs/account/index.htm

http://www.allmerica.com/select/index.htm

http://www.allmerica.com/afs/abs/index.htm;

(iii)	On the Securities and Exchange Commission website at http:/www.sec.gov.

Information regarding how the Portfolios of the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

The SEC has modified mailing requirements for annual and semiannual reports to allow a single copy of this report to be delivered to customers who share the same last name and address. This will automatically apply to all customers. If you would prefer to receive your own copy, please notify us at the phone number listed on the back cover of this report.

ALLMERICA INVESTMENT TRUST

BOARD REVIEW OF ADVISORY ARRANGEMENTS (Unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees of Allmerica Investment Trust (“AIT”), voting separately, annually approve the continuation of your fund’s management agreement with Allmerica Financial Investment Management Services, Inc. (“AFIMS”) and of the subadviser agreement with your fund’s sub-adviser (the “Sub-Adviser”) (each fund of AIT is referred to as a “Fund” and collectively, the “Funds”). The Trustees consider matters bearing on each Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. The Trustees are also assisted in evaluating the performance of the Sub-Advisers of the Funds by CRA RogersCasey, LLC, a pension consulting firm. In addition, AIT’s Fund Operations Committee, which is composed entirely of independent Trustees, met on April 7, 2005, and the full Board of Trustees met on May 10, 2005, for the specific purpose of considering whether to approve the continuation of each Fund’s management agreement and sub-adviser agreement. The independent Trustees were assisted in their evaluation by independent legal counsel, from whom they received separate legal advice and with whom they met separately from AFIMS during the contract review meetings.

In connection with their deliberations regarding the continuation of the Funds’ advisory arrangements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The management agreement and sub-adviser agreement for each Fund was considered separately, although the Trustees also took into account the common interests of all AIT Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory and administrative services performed by AFIMS, its affiliates and the Funds’ Sub-Advisers under the existing advisory and other arrangements with your Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information on the investment performance of each Fund for various time periods ended December 31, 2004, and March 31, 2005; (ii) information provided by Lipper Inc. on the investment performance of a select group of funds with substantially similar investment classifications and objectives as each Fund, as well as the investment performance of a select group of funds identified by objective criteria suggested by AFIMS; (iii) information provided by Lipper Inc. on the Fund’s management fees and total expenses and the management fees and total expenses of comparable funds in your Fund’s Lipper peer group; (iv) background information on personnel involved in the investment management and operations of each Fund; (v) the fall-out benefits, if any, that AFIMS and each Fund’s Sub-Adviser may receive as a result of their work on behalf of the Funds; (vi) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for each Fund, (vii) information regarding AFIMS’s and the Sub-Advisers’ financial results and financial conditions, including their profitability from services performed for the Funds; and (viii) descriptions of various functions performed by AFIMS and the Sub-Advisers for the Funds, such as compliance monitoring and portfolio trading practices. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by AFIMS or the Sub-Advisers.

The Trustees’ conclusion as to the continuation of the advisory arrangements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Funds are the result of years of review and discussion between the independent Trustees and AFIMS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and AFIMS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of its Lipper Insurance Universe peer group of funds over the various time periods noted below:

	Average Annual Total Returns (Period ending December 31, 2004)
	One-year (%)	Three-years (%)	Five-years (%)
Select International Equity Fund	14.47	5.65	(3.37)
Lipper International Core Funds category average*	17.99	10.16	(2.24)
Select Capital Appreciation Fund	18.62	9.12	6.53
Lipper Mid-Cap Growth Funds category average*	14.74	3.56	(3.08)

ALLMERICA INVESTMENT TRUST

BOARD REVIEW OF ADVISORY ARRANGEMENTS (Unaudited) (Continued)

	Average Annual Total Returns (Period ending December 31, 2004)
	One-year (%)	Three-years (%)	Five-years (%)
Select Value Opportunity Fund	19.35	11.40	15.23
Lipper Mid-Cap Value Funds category average*	18.92	12.36	13.10
Select Growth Fund	7.44	(0.59)	(9.47)
Lipper Large-Cap Growth Funds category average*	8.00	(0.13)	(7.56)
Core Equity Fund	10.41	2.57	(4.09)
Lipper Large-Cap Core Funds category average*	8.60	1.93	(2.89)
Equity Index Fund	10.32	3.13	(2.57)
Lipper S&P 500® Index Objective Funds category average*	10.42	3.18	(2.64)
Select Investment Grade Income Fund	3.98	5.12	6.70
Lipper Intermediate Investment Grade Debt Funds category average*	4.13	5.96	6.99
Government Bond Fund	2.12	4.30	6.08
Lipper General U.S. Government Funds category average*	4.07	5.66	7.05
Money Market Fund	0.91	1.12	2.79
Lipper Money Market Funds category average*	0.83	0.93	2.49

*	Lipper Insurance Universe peer group category average excludes the performance of the relevant AIT Fund.

For the Select International Equity Fund, the Trustees analyzed the fund’s underperformance relative to the Lipper category shown above and determined that it was primarily attributed to the management of the fund by the fund’s former sub-adviser. As a result of that underperformance and in an effort to improve the fund’s investment performance, AFIMS recommended, and the Trustees approved, a change in the fund’s sub-advisers, effective October 1, 2004.

For the Government Bond Fund, the underperformance of the fund relative to the Lipper category shown above was considered by the Trustees in the context of the universe of funds included by Lipper Inc. in this category. The varying objectives and policies with respect to the average maturity and duration of the funds in the Lipper category make a direct comparison of peer performance for this fund more difficult. In addition, the Trustees noted that the investment performance of the Government Bond Fund on a gross basis (i.e., gross of any fees or expenses paid by the fund) exceeded the performance of its benchmark, the Lehman Brothers Intermediate Government Bond Index.

In the course of their deliberations, the Trustees took into account information provided by AFIMS in connection with the contract review meetings, as well as during investment review meetings conducted during the course of the year, as to the efforts of AFIMS and the Sub-Advisers relating to the Funds’ performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Funds’ advisory agreements, that they were satisfied with AFIMS’s and the Sub-Advisers’ responses and efforts relating to investment performance.

In assessing the reasonableness of each Fund’s advisory fee, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets and the management fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and AFIMS.

The Trustees also considered whether each Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that certain of the Funds’ management fee rate schedules are currently subject to breakpoints. The Trustees also considered information prepared by AFIMS relating to its costs and profits with respect to the Funds, as well as the methodologies used to determine and allocate its costs to the Funds and other accounts and products for purposes of estimating profitability.

ALLMERICA INVESTMENT TRUST

BOARD REVIEW OF ADVISORY ARRANGEMENTS (Unaudited) (Continued)

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the advisory arrangements, that the management fees charged to each Fund represent reasonable compensation in light of the nature and quality of the services being provided by AFIMS and the Sub-Advisers to the Funds.

In addition, the Trustees considered AFIMS and the Sub-Adviser’s resources and motivate capable personnel to serve each Fund. The Trustees also considered the financial resources of AFIMS and its parent, Allmerica Financial Corporation.

The Trustees also considered the nature, quality, cost, and extent of administrative and distribution services provided to the Fund by AFIMS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company, affiliates of AFIMS. The Trustees also considered the nature, extent and quality of certain other services AFIMS performs or arranges for on the Funds’ behalf, including securities lending programs and AFIMS’s interaction with third-party service providers, principally the Funds’ custodian and sub-custodians. The Trustees concluded that the various non-advisory services provided by AFIMS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to the Sub-Advisers from the use of the Funds’ portfolio brokerage commission to pay for research and other similar services, and various other factors. The Trustees noted that AIT maintains a directed brokerage program which allows shareholders of the Funds to receive additional benefit from commissions expended by the Funds and gives the Funds the ability to receive credit for brokerage activity and apply those credits toward reducing transaction costs.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Funds’ and the Sub-Advisers should be continued for an additional one-year period, effective May 30, 2005.

THE ALLMERICA FINANCIAL COMPANIES

The Hanover Insurance Company • Citizens Insurance Company of America • Citizens Management Inc.

Allmerica Financial Alliance Insurance Company • Allmerica Financial Benefit Insurance Company • AMGRO, Inc.

Financial Profiles, Inc. • VeraVest Investments, Inc. • VeraVest Investment Advisors, Inc. • Opus Investment Management, Inc.

First Allmerica Financial Life Insurance Company • Allmerica Financial Life Insurance and Annuity Company (all states except NY)

440 Lincoln Street, Worcester, Massachusetts 01653

www.allmerica.com

05-0038

Allmerica Financial

Semi-Annual Report

June 30, 2005

Allmerica Investment Trust

- Money Market Fund

AIT

2005

ALLMERICA FINANCIAL®

A Letter from the Chairman	1
Money Market Fund	2

Expense Example	F-1

Financials	F-2

Regulatory Disclosures	F-11

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.

A Letter from the Chairman

Dear Client:

Global economies generally struggled to advance during the first half of 2005. During the period, the Paris-based Organization for Economic Cooperation and Development (OECD) lowered its forecast for 2005 global economic growth to 2.6% from 2.9%. Unemployment remained high in much of the European Union, especially in France and Germany. The OECD reduced its 2005 growth forecast for Europe to 1.2% from an already low 1.9%. Still, the major European stock markets appeared to ignore the economic news as France’s CAC 40 index gained more than 10.0%, Germany’s Xetra DAX index rose almost 8.0% and Britain’s FTSE 100 index was higher by over 6.0%. Japan’s economy also strained to expand, as slowing exports and high oil prices took their toll. The Nikkei Stock Average managed a gain of about 1.0% for the first half of the year, while the OECD reduced Japan’s forecast for full year economic growth to 1.5% from 1.9%. China’s economy continued to expand during the first half of 2005, solidifying its position as an emerging engine of global economic growth. For the period, the MSCI EAFE Index was down 0.85%.

The United States economy continued to perform well during the first half of 2005. GDP grew at an annualized rate of 3.8% in the first quarter and the OECD forecast for full year economic growth was raised to 3.6% from 3.3%. Job creation was sporadic, but high enough to sustain moderate economic growth. Oil prices surged and labor costs edged higher, but many economists continued to view longer-term inflationary pressures as well contained. Consumer confidence reached a three year high, as income and spending continued to improve. The Federal Reserve Board increased interest rates nine times over the last twelve months, moving the target federal funds rate from 1.00% to 3.25%, as of the end of June. Long-term interest rates have stubbornly refused to follow short-term rates higher, however, implying uncertainty about the direction of the economy. Low mortgage rates continued to drive the housing market in most parts of the country. Still, low financing rates were not enough to spur domestic auto sales, as U.S. automakers continued to lose ground to foreign manufacturers. U.S. stock markets were lower during the period, as the S&P 500® Index moved down almost 1.0% and the Nasdaq Composite Index lost over 5.0%. The bond market proved more resilient, as the Lehman Brothers Aggregate Bond Index gained about 2.5%.

Money market fund returns improved during the first half of 2005, as the Federal Reserve Board continued to raise short-term interest rates. The Allmerica Investment Trust Money Market Fund continued its strong relative performance during the period, returning 1.08%, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable.

On behalf of the Board of Trustees,

John P. Kavanaugh

Chairman of the Board

Allmerica Investment Trust

1

Money Market Fund

The Money Market Fund returned 1.08% for the first half of 2005, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable, which returned 0.96%.

During the period, the Money Market Fund maintained a relatively short weighted average maturity, in the range of 20 to 25 days. This position enabled the fund to take advantage of a rapidly increasing interest rate environment, as the Federal Reserve Board moved the federal funds rate from 2.25% to 3.25% during the period. The fund benefited from its investments in short dated, high quality, commercial paper and certificates of deposit. Floating-rate notes and extendible put option enabled paper were also successfully utilized. These securities aided performance through their built in reset functions, designed to keep pace with the Federal Reserve Board’s interest rate hikes and their inherent incremental spread.

The Investment Sub-Adviser believes that inflation is the biggest concern facing the economy. Continued increases in commodity and energy prices could hurt the consumer’s ability to support the economy. A consumer with less disposable income may mean fewer retail sales and weaker demand for goods and services, which may impact companies, job growth, and the economy. Alternatively, if inflation rises from an overheated economy, the cost to companies of raw materials for producing goods and services may outpace the consumer’s willingness to pay for them. This may result in fewer goods and services purchased and an economic slowdown. If the economy maintains its moderate expansion, the Investment Sub-Adviser expects the Federal Reserve Board to continue to move short-term interest rates higher. This may bode well for the fund, as higher interest rates should translate into higher yields.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks to obtain maximum current income consistent with preservation of capital and liquidity.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Money Market Fund	1.68%	2.40%	3.94%

Money Fund Report Averages: First Tier Taxable	1.43%	1.95%	3.45%
Lipper Money Market Funds Average	1.64%	2.14%	3.65%

Average Yield as of June 30, 2005

Money Market Fund 7-Day Yield	2.61%

Growth of a $10,000 Investment Since 1995

The Money Market Fund is a portfolio of Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Money Fund Report Averages: First Tier Taxable is published by iMoneyNet, Inc., an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is a non-weighted average of funds within the money market investment objective.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

2

ALLMERICA INVESTMENT TRUST

EXPENSE EXAMPLE 06/30/05 (Unaudited)

You do not own shares of the Money Market Fund of the Allmerica Investment Trust directly. As a contract/policy owner investing in the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any costs or expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing expenses of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the costs or expenses that apply to the subaccount or the contract were included, your costs would have been higher.

	Beginning Account Value 01/01/05	Ending Account Value 06/30/05	Annualized Expense Ratio	Expenses Paid During Period* (January 1 to June 30, 2005)
Money Market Fund
Actual	$1,000.00	$1,010.80	0.54%	$2.69
Hypothetical	1,000.00	1,022.12	0.54%	2.71

*	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

F-1

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS • June 30, 2005 (Unaudited)

Par Value		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.5%

	Fannie Mae - 6.3%
$6,000,000	2.32%, 09/12/05	$6,000,000
10,000,000	3.22%, 05/09/06	9,998,304

		15,998,304

	Federal Home Loan Bank - 3.6%
2,000,000	3.03%, 04/25/06	2,000,000
7,000,000	3.20%, 06/14/06	6,998,910

		8,998,910

	Freddie Mac - 1.6%
4,000,000	3.70%, 06/30/06	4,000,000

	Total U.S. Government Agency Obligations (Cost $28,997,214)	28,997,214

CORPORATE NOTES - 17.5%

	Banking - Domestic - 6.4%
10,000,000	Marshall & Isley Bank
	3.36%, 12/20/05	10,000,000
2,000,000	Wachovia Corp.
	6.88%, 09/15/05	2,014,432
4,000,000	Wells Fargo & Co.
	3.14%, 07/03/06	4,000,000

		16,014,432

	Computers & Information - 4.0%
10,000,000	International Business Machines Corp. (a)
	3.14%, 12/08/05	10,000,000

	Heavy Machinery - 3.1%
7,864,000	Caterpillar Financial Services Corp., Series F, MTN
	3.25%, 07/09/05	7,864,000

	Securities Broker - 4.0%
10,000,000	Morgan Stanley (b)
	3.34%, 08/15/05	10,000,000

	Total Corporate Notes (Cost $43,878,432)	43,878,432

COMMERCIAL PAPER (c) - 45.2%

	Asset Backed - 14.3%
8,000,000	Albis Capital Corp., (a)
	3.27%, 07/20/05	7,986,193
6,000,000	Ivory Funding Corp. (a)
	3.30%, 07/25/05	5,986,800
8,000,000	Master Funding LLC, (a)
	3.24%, 07/12/05	7,992,080
8,000,000	Steamboat Funding Corp. (a)
	3.35%, 07/08/05	7,994,789
6,000,000	TransAmerica Asset Funding, (a)
	3.30%, 07/15/05	5,992,300

		35,952,162

	Banking - Domestic - 2.4%
$6,000,000	CIT Group, Inc.
	3.06%, 07/05/05	$5,997,960

	Banking - Foreign Banks & Branches - 13.6%
7,500,000	Dexia Delaware LLC
	3.28%, 09/06/05	7,454,287
8,000,000	Lloyds Bank Plc
	3.13%, 07/01/05	8,000,000
9,600,000	Rabobank USA Financial Corp.
	3.35%, 07/01/05	9,600,000
9,000,000	UBS Finance Delaware
	3.39%, 07/01/05	9,000,000

		34,054,287

	Financial Services - 5.7%
7,000,000	International Lease Finance Corp.
	3.29%, 09/07/05	6,956,499
7,500,000	National Rural Utilities Cooperative Finance Corp.
	3.31%, 08/09/05	7,473,106

		14,429,605

	Insurance - 2.4%
6,000,000	Prudential Financial Corp.
	3.01%, 07/06/05	5,997,493

	Securities Broker - 2.8%
7,000,000	Goldman Sachs Group, Inc.
	3.09%, 07/08/05	6,995,794

	Telephone Systems - 3.2%
8,000,000	SBC Communications, Inc. (a)
	3.11%, 07/11/05	7,993,089

	Transportation - 0.8%
2,045,000	NetJets, Inc. (a)
	3.06%, 07/07/05	2,043,957

	Total Commercial Paper (Cost $113,464,347)	113,464,347

CERTIFICATES OF DEPOSIT - 23.7%

8,000,000	American Express Centurion Bank
	3.11%, 07/11/05	8,000,000
8,000,000	Barclays Bank
	3.11%, 07/11/05	8,000,006
8,000,000	BNP Paribas (NY Branch)
	3.31%, 09/09/05	8,000,154
5,000,000	Credit Suisse First Boston (NY Branch)
	3.13%, 01/06/06	5,000,192
8,000,000	HBOS Treasury Services
	3.05%, 07/01/05	8,000,000
8,000,000	Toronto-Dominion Bank, Ltd.
	2.84%, 07/20/05	7,998,061

See Notes to Financial Statements.

F-2

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS, Continued • June 30, 2005 (Unaudited)

Par Value		Value (Note 2)
CERTIFICATES OF DEPOSIT (continued)
$7,000,000	Washington Mutual Bank
	3.10%, 07/08/05	$7,000,000
7,500,000	Wilmington Trust Co.
	3.06%, 07/01/05	7,500,000

	Total Certificates of Deposit (Cost $59,498,413)	59,498,413

Shares
INVESTMENT COMPANIES - 2.0%

4,821,563	Barclays Prime Money Market Fund	4,821,563
46,032	Dreyfus Cash Management Plus Money Market Fund	46,032
212,458	One Group Institutional Prime Money Market Fund	212,458

	Total Investment Companies (Cost $5,080,053)	5,080,053

Total Investments - 99.9% (Cost $250,918,459)		250,918,459

Net Other Assets and Liabilities - 0.1%		309,509

Total Net Assets - 100.0%		$251,227,968

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At June 30, 2005, these securities amounted to $55,989,208 or 22.3% of net assets. These securities have been deemed to be liquid in accordance with procedures established by the Board of Trustees.
(b)	Variable rate security. The rate shown reflects rate in effect at period end.
(c)	Effective yield at time of purchase.
MTN	Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2005, the aggregate cost of investment securities for tax purposes was $250,918,459.

Major Class Concentration of Investments as a Percentage of Net Assets:

Commercial Paper	45.2%
Certificates Of Deposit	23.7
Corporate Notes	17.5
U.S. Government Agency Obligations	11.5
Investment Companies	2.0
Net Other Assets and Liabilities	0.1

Total	100.0%

See Notes to Financial Statements.

F-3

ALLMERICA INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES • June 30, 2005 (Unaudited)

Money Market Fund
ASSETS:
Total investments at value (cost $250,918,459)	$250,918,459
Cash	15,445
Interest receivable	623,514

Total Assets	251,557,418

LIABILITIES:
Management fee payable	66,609
Distribution fee payable	31,081
Trustees’ fees and expenses payable	5,366
Payable for shares repurchased	195,678
Accrued expenses and other payables	30,716

Total Liabilities	329,450

NET ASSETS	$251,227,968

NET ASSETS consist of:
Paid-in capital	$251,207,218
Undistributed net investment income	20,750

TOTAL NET ASSETS	$251,227,968

Shares of beneficial interest outstanding (unlimited authorization, no par value)	251,149,131

NET ASSET VALUE,
Offering and redemption price per share (Net Assets/Shares Outstanding)	$1.000

See Notes to Financial Statements.

F-4

ALLMERICA INVESTMENT TRUST

STATEMENT OF OPERATIONS • For the Six Months Ended June 30, 2005 (Unaudited)

Money Market Fund
INVESTMENT INCOME
Interest	$3,467,536

EXPENSES
Management fees	409,788
Distribution fees	192,497
Custodian and Fund accounting fees	39,076
Legal fees	12,181
Audit fees	16,804
Trustees’ fees and expenses	9,913
Reports to shareholders	15,091
Miscellaneous	963

Total expenses	696,313

NET INVESTMENT INCOME	2,771,223

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,771,223

See Notes to Financial Statements.

F-5

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
NET ASSETS at beginning of period	$264,678,567	$377,154,527

Increase (decrease) in net assets resulting from operations:
Net investment income	2,771,223	2,804,306
Net realized gain on investments sold	—	4,093

Net increase in net assets resulting from operations	2,771,223	2,808,399

Distributions to shareholders from:
Net investment income	(2,771,223)	(2,804,306)

Total distributions	(2,771,223)	(2,804,306)

Capital share transactions:
Net proceeds from sales of shares	70,774,053	105,887,642
Issued to shareholders in reinvestment of distributions	2,771,223	2,804,306
Cost of shares repurchased	(86,995,875)	(221,172,001)

Net decrease from capital share transactions	(13,450,599)	(112,480,053)

Total decrease in net assets	(13,450,599)	(112,475,960)

NET ASSETS at end of period	$251,227,968	$264,678,567

OTHER INFORMATION:

Share transactions:
Sold	70,774,053	105,887,642
Issued to shareholders in reinvestment of distributions	2,771,223	2,804,306
Repurchased	(86,995,875)	(221,172,001)

Net decrease in shares outstanding	(13,450,599)	(112,480,053)

See Notes to Financial Statements.

F-6

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period

								Ratios/Supplemental Data
									Ratios To Average Net Assets
Year Ended December 31,	Net Asset Value Beginning of Period	Net Investment Income	Dividends from Net Investment Income	Total Distributions		Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Net Investment Income	Operating Expenses	Management Fee
Money Market Fund
2005(a)	$1.000	$0.011	$(0.011)	$(0.011)		$1.000	1.08%**	$251,228	2.16%*	0.54%*	0.32%*
2004	1.000	0.009	(0.009)	(0.009)		1.000	0.91%	264,679	0.88%	0.52%	0.32%
2003	1.000	0.008	(0.008)	(0.008	)(1)	1.000	0.80%	377,155	0.82%	0.53%	0.30%
2002	1.000	0.016	(0.016)	(0.016)		1.000	1.66%	704,805	1.63%	0.45%	0.30%
2001	1.000	0.042	(0.042)	(0.042)		1.000	4.28%	604,657	4.11%	0.36%	0.31%
2000	1.000	0.062	(0.062)	(0.062)		1.000	6.40%	457,912	6.19%	0.31%	0.26%

*	Annualized
**	Not Annualized
(a)	For the six months ended June 30, 2005 (Unaudited)
(1)	Includes distribution from net realized capital gains of less than $.0005.

See Notes to Financial Statements.

F-7

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Allmerica Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. Allmerica Financial Corporation (“AFC”) has ceased all new sales of proprietary variable annuities and life insurance products. The Trust is comprised of nine managed investment portfolios (“Portfolios”). The accompanying financial statements and financial highlights are those of the Money Market Fund (the “Portfolio”).

In the opinion of management, the unaudited financial statements reflect all adjustments, which consist of normal and recurring adjustments, necessary to present fairly the financial position of the Portfolio at June 30, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the six month period ending June 30, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Securities of the Portfolio are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in other investment companies are valued at net asset value.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolio from investments in certain investment companies are recorded as interest income in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. The Portfolio intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Portfolio. The Portfolio declares and distributes all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations.

Expenses: Expenses directly attributed to a portfolio are charged to the portfolio, while expenses which are attributable to more than one portfolio of the Trust are allocated based upon relative net assets among the respective Portfolios and one other affiliated investment company, Allmerica Securities Trust.

Forward Commitments: The Portfolio may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time (“forward commitments”). If the Portfolio does so, it will maintain cash or

F-8

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio generally will enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if its Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: The Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust’s Board of Trustees. The Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust’s Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3. INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Management Fees: Allmerica Financial Investment Management Services, Inc. (the “Manager”), a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”), serves as investment manager and administrator to the Trust. Allmerica Financial is a wholly-owned subsidiary of AFC. Under the terms of the management agreement, the Portfolio pays a management fee, calculated daily and payable monthly, at annual rates of 0.35% for the first $100,000,000 in average daily net assets, 0.30% for the next $400,000,000 in average daily net assets, 0.25% for the next $250,000,000 in average daily net assets, and 0.20% for average daily net assets in excess of $750,000,000.

The Manager has entered into a Sub-Adviser Agreement for the management of the investments of the Portfolio. The Manager is solely responsible for the payment of all fees to the Sub-Adviser. The Sub-Adviser for the Portfolio is Opus Investment Management, Inc., a wholly-owned subsidiary of AFC.

Plan of Distribution and Service: The 12b-1 Plan permits the Portfolio to pay Allmerica Financial and First Allmerica Financial Life Insurance Company, a wholly-owned subsidiary of Allmerica Financial, for marketing and distribution expenses to support the sale and distribution of the Portfolio’s shares and the provision of services to maintain and retain accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. As directed by the Board of Trustees, the Portfolio pays a distribution fee at an annual rate of 0.15% of the Portfolio’s average daily net assets.

Custodian, Fund Accounting, and Administrative Fees: Investors Bank & Trust Company (“IBT”) provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolio and is entitled to receive an administrative fee and reimbursement of certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4. REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed 0.60% of average net assets, the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitation. Expense limitations may be removed or revised at any time after the Portfolio’s first fiscal year of operations without prior notice to existing shareholders.

F-9

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

5. SHARES OF BENEFICIAL INTEREST

The Trust’s Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolio, each without a par value.

6. FOREIGN SECURITIES

The Portfolio may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

7. SUBSEQUENT EVENTS

On August 22, 2005, AFC announced that it had entered into a definitive agreement to sell Allmerica Financial and its closed block of variable annuity and variable life business (the “Transaction”) to The Goldman Sachs Group, Inc. (“Goldman Sachs”). In addition, as part of the Transaction, Goldman Sachs will purchase AFIMS. The Transaction is expected to close on or about November 30, 2005.

In connection with the Transaction, the Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Portfolio of the Trust (each, an “AIT Fund”). The Reorganization Agreement is among the Trust, on behalf of each AIT Fund, Goldman Sachs Variable Insurance Trust (“GSVIT”), on behalf of each investment fund of GSVIT listed below (each, a “GSVIT Fund”), AFC, AFIMS, Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International. Pursuant to the Reorganization Agreement, each AIT Fund will be reorganized into a corresponding GSVIT Fund, as noted below (each, a “Fund Reorganization”):

AIT Fund	GSVIT Fund
Select International Equity Fund	International Equity Fund
Core Equity Fund	CORESM U.S. Equity Fund
Select Growth Fund	Capital Growth Fund
Select Capital Appreciation Fund	Growth Opportunities Fund
Equity Index Fund	Equity Index Fund
Select Value Opportunity Fund	Mid Cap Value Fund
Government Bond Fund	Government Income Fund
Select Investment Grade Income Fund	Core Fixed Income Fund
Money Market Fund	Money Market Fund

A Special Meeting of Shareholders of the Trust is expected to be held in November 2005, at which shareholders of each AIT Fund will be asked to approve the Fund Reorganization relating to such AIT Fund. Although separate accounts of Allmerica Financial and First Allmerica are the only shareholders of the AIT Funds, owners of variable annuity contracts or variable life insurance contracts with allocations in the separate accounts that invest in the AIT Funds will have the right to instruct Allmerica Financial or First Allmerica as to how to vote on the shares of the AIT Fund(s) attributable to their variable contracts. If approved at the Special Meeting of Shareholders, each Fund Reorganization will take place shortly thereafter. The proposed Fund Reorganizations are not conditioned on each other.

If the Reorganization Agreement is approved with respect to an AIT Fund, the AIT Fund will reorganize into the corresponding GSVIT Fund. The AIT Fund will transfer all of its assets and liabilities attributable to its shares to the corresponding GSVIT Fund in exchange for shares of such GSVIT Fund and the assumption by the GSVIT Fund of the liabilities of the AIT Fund. Each AIT Fund Reorganization will be effected on the basis of the relative net asset values of the relevant AIT Fund and GSVIT Fund. Each AIT Fund Reorganization will be followed immediately by the distribution of the shares of the corresponding GSVIT Fund to the separate account shareholders of such AIT Fund in complete liquidation of the AIT Fund. As a result, if a Fund Reorganization occurs, each affected separate account will be invested in shares of the relevant corresponding GSVIT Fund.

F-10

ALLMERICA INVESTMENT TRUST

REGULATORY DISCLOSURES (Unaudited)

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund (the “Portfolio”) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Securities issued by some U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), are not backed by the full faith and credit of the U.S. Government. No assurances can be given that the U.S. Government would provide financial support to a U.S. Government-sponsored instrumentality if not obligated to do so.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolio of Allmerica Investment Trust (the “Trust”) and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”) or First Allmerica Financial Life Insurance Company (“First Allmerica”) unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial or First Allmerica and the Trust which include important information related to charges and expenses.

The Trust files complete schedules of portfolio holdings of the Portfolios of the Trust with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

During the most recent 12-month period ended June 30, the Portfolio did not vote proxies relating to its portfolio securities because the Portfolio invests exclusively in non-voting securities.

This report includes financial statements for the Money Market Fund of Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

The SEC has modified mailing requirements for annual and semiannual reports to allow a single copy of this report to be delivered to customers who share the same last name and address. This will automatically apply to all customers. If you would prefer to receive your own copy, please notify us at the phone number listed on the back cover of this report.

F-11

ALLMERICA INVESTMENT TRUST

BOARD REVIEW OF ADVISORY ARRANGEMENTS (Unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees of Allmerica Investment Trust (“AIT”), voting separately, annually approve the continuation of your fund’s management agreement with Allmerica Financial Investment Management Services, Inc. (“AFIMS”) and of the sub-adviser agreement with your fund’s sub-adviser, Opus Investment Management, Inc. (the “Sub-Adviser”). The Trustees consider matters bearing on the Money Market Fund (the “Fund”) and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. The Trustees are also assisted in evaluating the performance of the Sub-Adviser by CRA RogersCasey, LLC, a pension consulting firm. In addition, AIT’s Fund Operations Committee, which is composed entirely of independent Trustees, met on April 7, 2005, and the full Board of Trustees met on May 10, 2005, for the specific purpose of considering whether to approve the continuation of the Fund’s management agreement and sub-adviser agreement. The independent Trustees were assisted in their evaluation by independent legal counsel, from whom they received separate legal advice and with whom they met separately from AFIMS during the contract review meetings.

In connection with their deliberations regarding the continuation of the Fund’s advisory arrangements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The management agreement and sub-adviser agreement for the Fund were considered separately, although the Trustees also took into account the common interests of all AIT Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory and administrative services performed by AFIMS, its affiliates and the Funds’ Sub-Advisers under the existing advisory and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information on the investment performance of the Fund for various time periods ended December 31, 2004, and March 31, 2005; (ii) information provided by Lipper Inc. on the investment performance of a select group of funds with substantially similar investment classifications and objectives as the Fund, as well as the investment performance of a select group of funds identified by objective criteria suggested by AFIMS; (iii) information provided by Lipper Inc. on the Fund’s management fees and total expenses and the management fees and total expenses of comparable funds in the Fund’s Lipper peer group; (iv) background information on personnel involved in the investment management and operations of the Fund; (v) the fall-out benefits, if any, that AFIMS and the Sub-Adviser may receive as a result of their work on behalf of the Fund; (vi) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (vii) information regarding AFIMS’s and the Sub-Advisor’s financial results and financial conditions, including their profitability from services performed for the Fund; and (viii) descriptions of various functions performed by AFIMS and the Sub-Adviser for the Fund, such as compliance monitoring and portfolio trading practices. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by AFIMS or the Sub-Adviser.

The Trustees’ conclusion as to the continuation of the advisory arrangements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund are the result of years of review and discussion between the independent Trustees and AFIMS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

F-12

ALLMERICA INVESTMENT TRUST

BOARD REVIEW OF ADVISORY ARRANGEMENTS (Continued) (Unaudited)

Based on information provided by Lipper Inc. and AFIMS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of its Lipper Insurance Universe peer group of funds over the various time periods noted below:

	Average Annual Total Returns (Period Ending December 31, 2004)
	One-year (%)	Three-years (%)	Five-years (%)
Money Market Fund	0.91	1.12	2.79
Lipper Money Market Funds category average*	0.83	0.93	2.49

*	Lipper Insurance Universe peer group category average excludes the performance of the Fund.

In the course of their deliberations, the Trustees took into account information provided by AFIMS in connection with the contract review meetings, as well as during investment review meetings conducted during the course of the year, as to the efforts of AFIMS and the Sub-Adviser relating to the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Fund’s advisory agreements, that they were satisfied with AFIMS’s and the Sub-Adviser’s responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets and the management fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and AFIMS.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s management fee rate schedule is currently subject to breakpoints. The Trustees also considered information prepared by AFIMS relating to its costs and profits with respect to the Fund, as well as the methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these factors and others described herein, the Trustees concluded, within the context of their overall conclusions regarding the advisory arrangements, that the management fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by AFIMS and the Sub-Adviser to the Fund.

In addition, the Trustees considered AFIMS’s and the Sub-Adviser’s resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of AFIMS and its parent, Allmerica Financial Corporation.

The Trustees also considered the nature, quality, cost, and extent of administrative and distribution services provided to the Fund by AFIMS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company, affiliates of AFIMS. The Trustees also considered the nature, extent and quality of certain other services AFIMS performs or arranges for on the Fund’s behalf, including AFIMS’s interaction with third-party service providers, principally the Fund’s custodian. The Trustees concluded that the various non-advisory services provided by AFIMS and its affiliates on behalf of the Fund were satisfactory.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s advisory arrangements with AFIMS and the Sub-Adviser should be continued for an additional one-year period, effective May 30, 2005.

F-13

THE ALLMERICA FINANCIAL COMPANIES

The Hanover Insurance Company • Citizens Insurance Company of America • Citizens Management Inc.

Allmerica Financial Alliance Insurance Company • Allmerica Financial Benefit Insurance Company • AMGRO, Inc.

Financial Profiles, Inc. • VeraVest Investments, Inc. • VeraVest Investment Advisors, Inc. • Opus Investment Management, Inc.

First Allmerica Financial Life Insurance Company • Allmerica Financial Life Insurance and Annuity Company (all states except NY)

440 Lincoln Street, Worcester, Massachusetts 01653

www.allmerica.com

05-0038

Item 2.	Code of Ethics

Not required for a semi-annual period.

Item 3.	Audit Committee Financial Expert

Not required for a semi-annual period.

Item 4.	Principal Accountant Fees and Services

Not required for a semi-annual period.

Item 5.	Audit Committee of Listed Registrants

Not required for a semi-annual period.

Item 6.	Schedule of Investments

The Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

Material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees: Not Applicable

Item 11.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers have concluded that, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, such disclosure controls and procedures provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons.

(b)	Changes to internal control over financial reporting: Not Applicable

Item 12.	Exhibits

(a)	(1)	Code of Ethics that applies to the registrant’s principal executive officer and principal financial/ principal accounting officer is attached as Exhibit 99.CODE.

	(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Exhibit 99.CERT.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.CERTB.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allmerica Investment Trust

By:	/s/ JOHN P. KAVANAUGH
John P. Kavanaugh
President and Chairman

Date: August 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JOHN P. KAVANAUGH
John P. Kavanaugh
President and Chairman
(Principal Executive Officer)

Date: August 22, 2005

By:	/s/ PAUL S. BELLANY
Paul S. Bellany
Assistant Vice President and Treasurer
(Principal Financial Officer)

Date: August 22, 2005